                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:  3235-0570

                                                       Expires:  Nov. 30, 2005

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                                                       hours per response:  5.0
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number   811-6463
                                   ---------------------------------------------


                         AIM International Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:    10/31
                        -------------------

Date of reporting period:   10/31/03
                         ------------------

                                                    AIM Asia Pacific Growth Fund
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






         YOUR GOALS. OUR SOLUTIONS.          [AIM INVESTMENTS LOGO APPEARS HERE]
             --Servicemark--                           --Servicemark--

================================================================================
AIM ASIA PACIFIC GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o International investing presents           o The MSCI All Country (AC) Asia Pacific
presented is as of 10/31/03 and is based    certain risks not associated with            Free ex-Japan Index is a group of
on total net assets.                        investing solely in the United States.       developed and emerging Asian and
                                            These include risks relating to              Asia-Pacific markets (except Japan)
o AIM Asia Pacific Growth Fund's            fluctuations in the value of the U.S.        covered by Morgan Stanley Capital
performance figures are historical, and     dollar relative to the values of other       International. A "free" index represents
they reflect fund expenses, the             currencies, the custody arrangements         investable opportunities for global
reinvestment of distributions, and          made for the fund's foreign holdings,        investors, taking into account the local
changes in net asset value.                 differences in accounting, political         market restrictions on share ownership
                                            risks and the lesser degree of public        by foreign investors.
o When sales charges are included in        information required to be provided by
performance figures, Class A share          non-U.S. companies.                          o The unmanaged Lipper Pacific ex-Japan
performance reflects the maximum 5.50%                                                   Fund Index represents an average of the
sales charge, and Class B and Class C       o The fund's investment return and           largest Pacific ex-Japan funds tracked
share performance reflects the              principal value will fluctuate, so an        by Lipper, Inc., an independent mutual
applicable contingent deferred sales        investor's shares, when redeemed, may be     fund performance monitor, and is
charge (CDSC) for the period involved.      worth more or less than their original       considered representative of Pacific
The CDSC on Class B shares declines from    cost.                                        ex-Japan stocks.
5% beginning at the time of purchase to
0% at the beginning of the seventh year.    o The fund may participate in the            o The unmanaged Standard & Poor's
The CDSC on Class C shares is 1% for the    initial public offering (IPO) market in      Composite Index of 500 Stocks (the S&P
first year after purchase. The              some market cycles. A significant            500--Registered Trademark--) is an index
performance of the fund's share classes     portion of the fund's returns during         of common stocks frequently used as a
will differ due to different sales          certain periods was attributable to its      general measure of U.S. stock market
charge structures and class expenses.       investments in IPOs. These investments       performance.
                                            have a magnified impact when the fund's
o Had the advisor not waived fees and/or    asset base is relatively small. As the       o A direct investment cannot be made in
reimbursed expenses, returns would have     fund's assets grow, the impact of IPO        an index. Unless otherwise indicated,
been lower.                                 investments will decline, which may          index results include reinvested
                                            reduce the effect of IPO investments on      dividends, and they do not reflect sales
o A 2% redemption fee will be imposed on    the fund's total return. For additional      charges. Performance of an index of
certain redemptions or exchanges out of     information regarding the impact of IPO      funds reflects fund expenses,
the fund within 30 days of purchase.        investments on the fund's performance,       performance of a market index does not.
Exceptions to the redemption fee are        please see the fund's prospectus.
listed in the fund's prospectus.                                                         A description of the policies and
                                            o Industry classifications used in this      procedures that the fund uses to
o Effective 9/30/03, Class B shares are     report are generally according to the        determine how to vote proxies relating
not available as an investment for          Global Industry Classification Standard,     to portfolio securities is available
retirement plans maintained pursuant to     which was developed by and is the            without charge, upon request, by calling
Section 401 of the Internal Revenue         exclusive property and a service mark of     800-959-4246, or on the AIM Web site,
Code, including 401(k) plans, money         Morgan Stanley Capital International         AIMinvestments.com.
purchase pension plans and profit           Inc. and Standard & Poor's.
sharing plans. Plans that have existing
accounts invested in Class B shares will
continue to be allowed to make
additional purchases.


=======================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE         This report may be distributed only to shareholders or
                                                              to persons who have received a current prospectus of
                                                              the fund.
=======================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM          new policies and strengthened existing ones--to discourage
                    FAMILY OF FUNDS                             harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                    o   Strengthening daily monitoring of trading
[PHOTO OF           As you may be aware, there has been a               activities.
ROBERT H            great deal of media coverage recently
GRAHAM]             about the mutual fund industry and              o   Imposing redemption fees on additional funds we
                    allegations of improper activities by               believe may be vulnerable to harmful short-term
ROBERT H. GRAHAM    certain individuals and companies. As               trading activity.
                    part of these widespread investigations,
                    INVESCO Funds Group (IFG), the former           o   Implementing an enhanced exchange policy (effective
[PHOTO OF           adviser to certain INVESCO Funds, was               on or about March 1, 2004) designed to limit
MARK H.             recently named as a defendant in                    exchanges between funds.
WILIAMSON]          separate civil enforcement actions by
                    the U.S. Securities and Exchange                o   Employing an enhanced fair value pricing policy on
MARK H. WILLIAMSON  Commission (SEC), the Office of the New             certain foreign securities as well as certain
                    York Attorney General and the State of              illiquid securities.
Colorado over an issue known as "market timing." A number of
private class or derivative actions also were filed in the         None of these tools alone, nor all of them taken
wake of the regulators' actions.                                together, eliminate the possibility of short-term trading
                                                                strategies that may be detrimental to a fund. Moreover, each
   Investors are understandably concerned and frustrated        of these tools involves judgments that are inherently
about these reports, and we would like to take this             subjective. We have always sought and continue to seek to
opportunity to assure you that, based on an investigation       make these judgments to the best of our abilities and in a
conducted by an outside firm, IFG and its parent company,       manner that we believe is consistent with the best interests
AMVESCAP PLC, believe that these civil actions are without      of our fund shareholders. And we remain committed to being
merit. IFG is contesting the charges.                           as vigilant as possible in the future to identify and
                                                                address any harmful market timing investors who have the
   We encourage you to continue to monitor this situation,      potential to harm our long-term fund shareholders.
particularly as IFG has the opportunity to address the
allegations that have been made. Current information will be       We sincerely hope these developments and the media
posted on our Web site at AIMinvestments.com. We will           coverage surrounding them do not result in you or other
continue to communicate to you on our Web site about our        shareholders losing confidence in AIM or INVESCO Funds.
finding, and the actions we are taking to protect and           Amidst this storm of controversy in the mutual fund
promote the interests of our shareholders. The independent      industry, we believe we can find encouragement in the
trustees of the funds are receiving regular reports from        recovering economy and rising equity markets. As we write
their independent counsel and outside counsel hired by          this letter, for instance, the S&P 500--Registered
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Trademark-- Index is up approximately 23% year-to-date.
ongoing investigation of market timing.                         Although past performance is no guarantee of future results, there appear to be indicators that the economy and stock
A COMPLEX ISSUE                                                 markets are showing signs of welcomed improvement. We
                                                                encourage you to read the enclosed discussion of your fund's
Market timing is an investment technique not defined in any     performance during this past reporting period.
regulation that involves frequent short-term trading of
mutual fund shares, sometimes with a goal to exploit            OUR UNWAVERING COMMITMENT
inefficiencies in the way mutual funds price their shares.
We recognize that fund management companies have tried to       At AIM Investments, we have never wavered in our commitment
deal with this complex issue in various ways and believe        to helping you build solutions for your financial goals. Our
that industry-wide guidance is in order. To that end, we        company was founded on a core principle of integrity, and we
welcome SEC Chairman William Donaldson's pledge to adopt new    have always worked hard to earn the trust of our
rules designed to curb market timing abuses. Comprehensive      shareholders. We are committed to doing all we can to
rulemaking is necessary and is the best way to establish new    maintain your trust and confidence.
industry responsibilities designed to protect shareholders.
We support practical rule changes and structural                   Thank you for your continued participation in AIM
modifications that are fair, enforceable and, most              Investments. Please call your financial advisor or one of
importantly, beneficial for investors.                          our Client Service representatives at 800-959-4246 if you
                                                                have any further questions or concerns about your AIM
   AIM Investments has policies in place designed to            Investments account.
identify, prevent and eliminate harmful trading or other
activities deemed to be detrimental to the funds. We have       Sincerely,
also recently taken additional steps--implemented
                                                                /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                    Mark H. Williamson
                                                                Chairman and President              President and CEO
                                                                The AIM Family of Funds             AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                         third quarter, increasing the
                                                                                         city-state's gross domestic product
                                                                                         significantly from the prior quarter.

FUND OUTPERFORMS INDEX, PEER GROUP                                                          In the Pacific Rim region, the Bank
                                                                                         of Australia recently reported that the
Amid signs of an improving global           some of the strongest economic growth        improving international situation has
economic environment, AIM Asia Pacific      rates in the world. Indeed, an October       been accompanied by a marked
Growth Fund posted double-digit returns     2003 statement by the World Bank             strengthening of the domestic economy
for the reporting period ended October      suggested that the slowdown in emerging      since mid-year. Consumer spending in
31, 2003. For the fiscal year covered by    Asian economies early in 2003 was less       Australia has increased with strong
this report, the fund's Class A, Class      than feared, and the Bank expects            growth in retail sales and motor vehicle
B, and Class C shares returned 41.62%,      overall Asian growth to reach 5% in          sales. Consumer confidence is now close
40.75%, and 40.61%, respectively, at net    2003.                                        to historical highs. One area of the
asset value.                                                                             Australian economy that did not share in
                                               Of course, there continues to be a        this general strength was the export
   Over the same period, the fund           wide variance in economic growth amid        sector, where performance has been held
outperformed its benchmark, the MSCI All    Asian economies. China continues to be       back by a number of factors including
Country (AC) Asia Pacific Free ex-Japan     the growth engine for the region,            the weak global environment of the past
Index, which returned 38.75%. The fund's    bolstered by the strength of its exports     couple of years, the drought and the
Class A shares at NAV posted a slightly     and domestic consumption. In fact, there     downturn in international tourism
higher return than its peer group, the      is evidence that policy makers are now       earlier in the year.
Lipper Pacific ex-Japan Fund Index,         focusing on means to prevent overheating
which returned 41.34% for the fiscal        in the areas of real estate and                 On the currency front, the U.S.
year.                                       infrastructure.                              dollar continued to be weak compared to
                                                                                         many foreign currencies during the
MARKET CONDITIONS                              Beyond China, activity in other           fiscal year. Some Asian currencies, such
                                            parts of Asia picked up in the third         as the Hong Kong dollar, are pegged to
During the fiscal year, Asia/Pacific Rim    quarter of 2003. The slump in tourism        the U.S. dollar and, therefore saw
stocks, as represented by the MSCI All      appears to be over as international          little fluctuation from the U.S.
Country (AC) Asia Pacific Free ex-Japan     arrivals to countries most affected by       currency. However, several Asian/Pacific
Index, posted strong returns,               SARS have almost fully recovered. Along      Rim currencies appreciated significantly
significantly outperforming U.S. stocks,    with the increase in tourism, industrial     against the U.S. dollar including the
as represented by the S&P 500 Index.        production and exports began to rise         South Korean won, Indian rupee and the
Despite external shocks, such as the        across the region in the third quarter,      Australian dollar.
outbreak of SARS (severe acute              after weakening the prior quarter. For
respiratory syndrome) and weak global       instance, in Singapore, exports of
economic conditions earlier in the year,    electronics and biomedical products rose
Asian economies continued to post           significantly in the


===================================================================================================================================
TOTAL RETURNS                                          TOP 10 EQUITY HOLDINGS*
10/31/02-10/31/03
                                                        1. Samsung Electronics Co., Ltd. (South Korea)                         3.4%
[BAR CHART]
                                                        2. Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)                2.8
AIM ASIA PACIFIC GROWTH FUND
CLASS A SHARES AT NAV                        41.62%     3. Hana Bank (South Korea)                                             2.7

MSCI ALL COUNTRY (AC)                                   4. Dah Sing Financial Group (Hong Kong)                                2.2
ASIA PACIFIC FREE
EX-JAPAN INDEX                               38.75%     5. BHP Billiton Ltd. (Australia)                                       1.9

                                                        6. Techtronic Industries Co. Ltd. (Hong Kong)                          1.9

                                                        7. Li & Fung Ltd. (Bermuda)                                            1.8

                                                        8. ASM Pacific Technology Ltd. (Cayman Islands)                        1.8

                                                        9. Ranbaxy Laboratories Ltd. (India)                                   1.7

Source: Lipper, Inc.                                   10. Esprit Holdings Ltd. (Bermuda)                                      1.7

*Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

YOUR FUND

The fund's investment strategy is to           At the close of the reporting period,                         SHUXIN CAO
focus on stocks with above-average,         the fund was overweight in information
long-term growth in earnings and strong     technology, industrials, consumer            [PHOTO OF           Mr. Cao, Chartered
prospects for future growth. To that        discretionary and consumer staples           SHUXIN CAO]         Financial Analyst,
end, Techtronic Industries, a supplier      sectors versus its benchmark.                                    is manager of AIM
of home improvement products based in                                                    Asia Pacific Growth Fund. He joined AIM
Hong Kong, is a good example of a stock     IN CLOSING                                   in 1997. Mr. Cao graduated from Tianjin
that contributed to fund performance                                                     Foreign Language Institute with a B.A.
during the fiscal year.                     The managing director of the                 in English. He also received an M.B.A.
                                            International Monetary Fund suggested in     from Texas A&M University and is a
   Techtronic reported that the             a recent speech regarding emerging           Certified Public Accountant.
company's revenue and net profit for the    markets that Asia has become an
six months ended June 2003 were 21.6%       increasingly important force in the
and 24.1% higher than the same period in    global economy. Indeed, despite                                  BARRETT K. SIDES
the prior year. The company's chief         challenges such as the SARS outbreak,
executive officer underscored that these    Asian markets posted strong regional         [PHOTO OF           Mr. Sides is lead
results were achieved at a time when the    returns for the fiscal year. Whether         BARRETT K.          manager of AIM Asia
global business environment was             these market rallies are sustainable         SIDES]              Pacific Growth Fund.
adversely affected by war in Iraq and       remains to be seen. Regardless of                                He joined AIM in
the SARS outbreak, which affected the       economic or market trends, we remain         1990. Mr. Sides graduated with a B.S. in
confidence of consumers and retailers.      committed to owning stocks that fit the      economics from Bucknell University. He
                                            fund's investment objective.                 also received a master's in
   While fund performance was strong                                                     international business from the
over the fiscal year, Kookmin Bank,               See important fund and index           University of St. Thomas.
South Korea's largest lender, proved            disclosures inside front cover.
somewhat of a drag on performance as                                                     Assisted by Asia Pacific Team
merger-related issues and fears over
liquidity issues in the credit card
sector have hampered bank stocks
recently.

                                    [GRAPHIC]

                                                      For More Information Visit

                                                              AIMinvestments.com


===================================================================================================================================
TOP 10 COUNTRIES                       TOP 10 INDUSTRIES*                                  TOTAL NUMBER OF HOLDINGS*             96

 1. South Korea                18.1%    1. Diversified Banks                       12.4%   TOTAL NET ASSETS          $130.6 MILLION

 2. Taiwan                     15.9     2. Electronic Equipment Manufacturers       6.0

 3. Hong Kong                  12.6     3. Semiconductors                           4.9

 4. Australia                  11.7     4. Industrial Conglomerates                 4.5

 5. India                       9.4     5. Packaged Foods & Meats                   4.1

 6. Singapore                   6.0     6. Pharmaceuticals                          3.2

 7. China                       4.8     7. Diversified Metals & Mining              2.6

 8. Cayman Islands              4.2     8. Construction, Farm Machinery &
                                           Heavy Trucks                             2.5

 9. Thailand                    3.6     9. Construction Materials                   2.4

10. Bermuda                     3.5    10. Marine                                   2.3
===================================================================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/03*

    DATE           AIM ASIA PACIFIC    AIM ASIA PACIFIC    AIM ASIA PACIFIC   MSCI ALL COUNTRY AC
                     GROWTH FUND         GROWTH FUND         GROWTH FUND       ASIA PACIFIC FREE
                    CLASS A SHARES      CLASS B SHARES      CLASS C SHARES      EX-JAPAN INDEX
*11/3/979450          $    10000         $     10000         $     10000          $    10000
   1/31/1998                7834                8280                8290                8811
   4/30/1998                8713                9199                9200                9367
   7/31/1998                6682                7039                7030                7421
  10/31/1998                7267                7629                7610                8110
   1/31/1999                7305                7668                7640                8905
   4/30/1999                9138                9580                9553               11029
   7/31/1999               10459               10932               10914               11713
  10/31/1999               10232               10662               10642               11340
   1/31/2000               12085               12574               12544               13038
   4/30/2000               13502               14016               14007               11981
   7/31/2000               12456               12915               12906               11335
  10/31/2000               10167               10511               10502                9410
   1/31/2001               10810               11160               11160               10248
   4/30/2001                9685                9985                9985                8948
   7/31/2001                9285                9554                9554                8501
  10/31/2001                8188                8419                8409                7626
   1/31/2002                9407                9653                9645                9298
   4/30/2002                9969               10225               10208                9941
   7/31/2002                9092                9311                9294                8994
  10/31/2002                8130                8307                8289                8601
   1/31/2003                8339                8508                8490                8680
   4/30/2003                8063                8216                8199                8722
   7/31/2003                9712                9883                9847               10275
  10/31/2003          $    11516          $    11594          $    11654          $    12010        Source: Lipper, Inc.

*Index performance is for the period 10/31/97-10/31/03

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


===================================================================================================================================
FUND VS. INDEX                                  AVERAGE ANNUAL TOTAL RETURNS              In addition to fund returns as of the
Total returns 10/31/02-10/31/03,                As of 10/31/03, including sales charges   close of the fiscal year, industry
excluding sales charges                                                                   regulations require us to provide
                                                CLASS A SHARES                            average annual total returns (including
Class A Shares                        41.62%    Inception(11/3/97)          2.38%         sales charges) for periods ended
                                                                                          9/30/03, the most recent calendar
Class B Shares                        40.75      5 Years                    8.40          quarter-end, which were as follows.

Class C Shares                        40.61      1 Year                    33.78

MSCI All Country (AC) Asia Pacific
Free ex-Japan Index                   38.75     CLASS B SHARES                            AVERAGE ANNUAL TOTAL RETURNS
                                                Inception (11/3/97)         2.50%         As of 9/30/03, including sales charges
                                                 5 Years                    8.63
                                                 1 Year                    35.75          CLASS A SHARES
                                                                                          Inception(11/3/97)                 1.07%
                                                CLASS C SHARES                             5 Years                           9.22
                                                Inception (11/3/97)         2.59%          1 Year                           25.08
                                                 5 Years                    8.90
                                                 1 Year                    39.61          CLASS B SHARES
                                                                                          Inception (11/3/97)                1.20%
                                                                                           5 Years                           9.44
                                                                                           1 Year                           26.62

                                                                                          CLASS C SHARES
                                                                                          Inception (11/3/97)                1.29%
                                                                                           5 Years                           9.67
                                                                                           1 Year                           30.46
===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.00%

AUSTRALIA-11.70%

Amcor Ltd. (Paper Packaging)                      174,500   $  1,049,770
------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         305,700      2,535,730
------------------------------------------------------------------------
BHP Steel Ltd. (Steel)                            286,940      1,100,703
------------------------------------------------------------------------
Boral Ltd. (Construction Materials)               240,200        935,009
------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)                80,000        333,492
------------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)              29,300        653,218
------------------------------------------------------------------------
Computershare Ltd. (Data Processing Services)     519,200      1,315,520
------------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)             40,576        549,943
------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03; Cost
  $125,108)(a)                                    107,700        253,066
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     423,700      1,289,457
------------------------------------------------------------------------
St. George Bank Ltd. (Diversified Banks)           53,100        785,454
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                     350,100      2,071,468
------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)         48,200        989,293
------------------------------------------------------------------------
WMC Resources Ltd. (Diversified Metals &
  Mining)(b)                                      220,000        797,210
------------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                      78,500        617,809
========================================================================
                                                              15,277,142
========================================================================

BERMUDA-3.51%

Esprit Holdings Ltd. (Apparel Retail)             691,000      2,171,165
------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   1,434,000      2,409,820
========================================================================
                                                               4,580,985
========================================================================

CAYMAN ISLANDS-4.19%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      634,000      2,371,703
------------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)                               3,620,000      1,841,326
------------------------------------------------------------------------
Xinao Gas Holdings Ltd. (Gas Utilities)(b)      2,332,000      1,253,747
========================================================================
                                                               5,466,776
========================================================================

CHINA-4.78%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                        442,000        503,722
------------------------------------------------------------------------
China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)                4,994,000      1,655,964
------------------------------------------------------------------------
China Shipping Development Co. Ltd.-Class H
  (Marine)                                        874,000        573,993
------------------------------------------------------------------------
Lianhua Supermarket Holdings Ltd.-Class H
  (Food Retail)(b)                              1,027,000      1,005,099
------------------------------------------------------------------------
Tong Ren Tang Technologies Co. Ltd-Class H
  (Pharmaceuticals)                               274,000        525,729
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CHINA-(CONTINUED)

Travelsky Technology Ltd.-Class H (Data
  Processing & Outsourced Services) (Acquired
  02/01/01-06/13/03; Cost $464,016)(a)            750,000   $    705,032
------------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-09/24/03; Cost
  $1,259,195)(a)(b)                             1,087,100      1,273,902
========================================================================
                                                               6,243,441
========================================================================

HONG KONG-12.57%

Cathay Pacific Airways Ltd. (Airlines)            924,000      1,766,947
------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                       126,000      1,050,595
------------------------------------------------------------------------
China Merchants Holdings International Co.
  Ltd. (Industrial Conglomerates)               1,116,000      1,508,963
------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      20,600        775,590
------------------------------------------------------------------------
COFCO International Ltd. (Packaged Foods &
  Meats)                                        1,913,000      1,182,446
------------------------------------------------------------------------
Dah Sing Financial Group (Diversified Banks)      415,600      2,903,356
------------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)     796,000        656,021
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)                                  168,000      1,303,441
------------------------------------------------------------------------
Lee & Man Paper Manufacturing Ltd. (Metal &
  Glass Containers) (Acquired
  09/22/03-09/26/03; Cost $738,776)(a)(b)       1,359,800      1,006,857
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                        99,000        838,216
------------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 07/26/02-08/09/02;
  Cost $688,550)(a)                               894,000      2,463,635
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(b)        154,000        949,907
========================================================================
                                                              16,405,974
========================================================================

INDIA-9.38%

Bajaj Auto Ltd. (Motorcycle Manufacturers)         42,000        848,202
------------------------------------------------------------------------
Bharat Forge Ltd. (Industrial Machinery)           53,300        696,475
------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                                55,500      1,463,672
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)                202,400      1,412,825
------------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Diversified Banks)             17,500        453,075
------------------------------------------------------------------------
Hindustan Lever Ltd. (Household Products)         179,636        692,066
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                    104,300      1,196,504
------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)                                  20,682      2,163,784
------------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       100,560      2,181,500
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
INDIA-(CONTINUED)

Tata Motors Ltd. (Construction, Farm
  Machinery & Heavy Trucks)(b)                    138,000   $  1,140,357
========================================================================
                                                              12,248,460
========================================================================

INDONESIA-0.95%

PT Lippo Bank Tbk (Diversified Banks)(b)        1,181,296         64,650
------------------------------------------------------------------------
PT Telekomunikasi Indonesia (Integrated
  Telecommunication Services)                   1,671,000      1,180,015
========================================================================
                                                               1,244,665
========================================================================

NETHERLANDS-0.72%

Hardie (James) Industries N.V. (Construction
  Materials)                                      185,000        938,795
========================================================================

PHILIPPINES-1.57%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(b)       98,000      1,353,249
------------------------------------------------------------------------
SM Prime Holdings (Real Estate Management &
  Development)                                  5,333,900        693,214
========================================================================
                                                               2,046,463
========================================================================

SINGAPORE-5.99%

Keppel Corp. Ltd. (Industrial Conglomerates)      604,000      2,065,996
------------------------------------------------------------------------
Neptune Orient Lines Ltd. (Marine)(b)             704,000        898,465
------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,392,000      1,344,386
------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(b)             116,000        806,899
------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified Banks)     178,000      1,391,664
------------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Manufacturing
  Services)                                       121,000      1,314,688
========================================================================
                                                               7,822,098
========================================================================

SOUTH KOREA-18.14%

Cheil Communications Inc. (Advertising)            11,240      1,377,102
------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                  43,090      2,151,769
------------------------------------------------------------------------
Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction, Farm Machinery & Heavy
  Trucks)(b)                                      154,000      2,068,948
------------------------------------------------------------------------
Hana Bank (Diversified Banks)                     204,600      3,561,267
------------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)            185,400      1,279,863
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)                              56,000      1,417,153
------------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automobile
  Manufacturers)                                   20,200        673,333
------------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Packaged
  Foods & Meats)                                  104,872      1,949,458
------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)                   50,700      1,850,646
------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                 15,830        635,340
------------------------------------------------------------------------
POSCO-ADR (Steel)                                  38,500      1,115,730
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                         11,320      4,495,480
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

Shinsegae Co., Ltd. (Department Stores)             5,500   $  1,103,718
========================================================================
                                                              23,679,807
========================================================================

TAIWAN-15.86%

Ambit Microsystems Corp. (Computer Storage &
  Peripherals)                                    567,500      1,555,482
------------------------------------------------------------------------
Asia Optical Co., Inc. (Photographic
  Products)                                       316,000      2,086,177
------------------------------------------------------------------------
AU Optronics Corp. (Electronic Equipment
  Manufacturers)                                  637,000        859,847
------------------------------------------------------------------------
AU Optronics Corp.-ADR (Electronic Equipment
  Manufacturers)                                   31,500        427,770
------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.
  (Diversified Banks)                             548,000        570,127
------------------------------------------------------------------------
Compal Electronics Inc. (Computer Hardware)       794,250      1,205,537
------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment Manufacturers)            348,240      1,560,050
------------------------------------------------------------------------
Ichia Technologies, Inc. (Computer Storage &
  Peripherals)(b)                                 480,000        877,100
------------------------------------------------------------------------
Largan Precision Co., Ltd. (Photographic
  Products)                                        58,100        621,583
------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)                    166,050      1,712,865
------------------------------------------------------------------------
Merry Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                        302,000        489,537
------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)                                310,500        979,178
------------------------------------------------------------------------
Oriental Union Chemical Corp. (Commodity
  Chemicals)                                      892,000      1,156,734
------------------------------------------------------------------------
Quanta Computers Inc. (Computer Hardware)         508,255      1,385,605
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                           1,842,307      3,637,918
------------------------------------------------------------------------
Wan Hai Lines Ltd. (Marine)                     1,030,000      1,007,840
------------------------------------------------------------------------
Yang Ming Marine Transport (Marine)               577,000        578,190
========================================================================
                                                              20,711,540
========================================================================

THAILAND-3.64%

Kasikornbank PCL (Diversified Banks)(b)         1,146,000      1,276,521
------------------------------------------------------------------------
Land & Houses PCL (Homebuilding)                2,072,000        700,175
------------------------------------------------------------------------
Siam Cement PCL (The) (Construction
  Materials)                                      143,000        808,961
------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(b)                                       927,000        957,165
------------------------------------------------------------------------
Thai Olefins PCL (Diversified
  Chemicals)(b)(c)                              1,330,000      1,008,736
========================================================================
                                                               4,751,558
========================================================================
  Total Foreign Stocks & Other Equity
    Interests (Cost $84,197,745)                             121,417,704
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost
  $0)(d)(e)                               INR  $  512,800            727
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
========================================================================
MONEY MARKET FUNDS-3.10%

STIC Liquid Assets Portfolio(f)                 2,018,963   $  2,018,963
------------------------------------------------------------------------
STIC Prime Portfolio(f)                         2,018,963      2,018,963
========================================================================
    Total Money Market Funds (Cost
      $4,037,926)                                              4,037,926
========================================================================
TOTAL INVESTMENTS-96.10% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $88,235,671)                 125,456,357
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.33%

STIC Liquid Assets Portfolio(f)(g)              3,479,857      3,479,857
------------------------------------------------------------------------
STIC Prime Portfolio(f)(g)                      3,479,856      3,479,856
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,959,713)                                        6,959,713
========================================================================
TOTAL INVESTMENTS-101.43% (Cost $95,195,384)                 132,416,070
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.43%)                         (1,862,080)
========================================================================
NET ASSETS-100.00%                                          $130,553,990
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
INR   - Indian Rupee
Sec.  - Secured

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $5,702,492, which represented 4.37% of the Fund's net assets . Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Non-income producing security.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Foreign denominated security. Par value is denominated in currency indicated.
(e) Acquired as part of an arrangement for issue of bonus debentures.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $84,197,745)*                                $121,418,431
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $10,997,639)                             10,997,639
-----------------------------------------------------------
Foreign currencies, at value (cost
  $4,994,962)                                     4,984,405
-----------------------------------------------------------
Cash                                              1,200,007
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,087,972
-----------------------------------------------------------
  Capital stock sold                              1,556,439
-----------------------------------------------------------
  Dividends and interest                             45,475
-----------------------------------------------------------
Investment for deferred compensation plan            26,850
-----------------------------------------------------------
Other assets                                         37,282
___________________________________________________________
===========================================================
  Total assets                                  141,354,500
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,064,506
-----------------------------------------------------------
  Capital stock reacquired                        1,425,110
-----------------------------------------------------------
  Deferred compensation plan                         26,850
-----------------------------------------------------------
  Collateral upon return of securities loaned     6,959,713
-----------------------------------------------------------
Accrued distribution fees                            55,145
-----------------------------------------------------------
Accrued directors' fees                               3,072
-----------------------------------------------------------
Accrued transfer agent fees                          69,977
-----------------------------------------------------------
Accrued operating expenses                          196,137
===========================================================
  Total liabilities                              10,800,510
===========================================================
Net assets applicable to shares outstanding    $130,553,990
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)     $165,932,574
-----------------------------------------------------------
Undistributed net investment income (loss)          (31,403)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (72,581,591)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              37,234,410
===========================================================
                                               $130,553,990
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 97,191,762
___________________________________________________________
===========================================================
Class B                                        $ 24,599,404
___________________________________________________________
===========================================================
Class C                                        $  8,762,824
___________________________________________________________
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
Authorized                                      240,000,000
-----------------------------------------------------------
Outstanding                                       8,049,332
___________________________________________________________
===========================================================
Class B:
Authorized                                      240,000,000
-----------------------------------------------------------
Outstanding                                       2,113,430
___________________________________________________________
===========================================================
Class C:
Authorized                                      240,000,000
-----------------------------------------------------------
Outstanding                                         755,464
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.07
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.07 / 94.50%)       $      12.77
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.64
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.60
___________________________________________________________
===========================================================

* At October 31, 2003, securities with an aggregate market value of $5,698,851 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $218,980)        $ 2,180,473
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       69,535
-------------------------------------------------------------------------
Securities lending                                                 10,836
=========================================================================
    Total investment income                                     2,260,844
=========================================================================

EXPENSES:

Advisory fees                                                     999,693
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    228,701
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         276,977
-------------------------------------------------------------------------
  Class B                                                         199,152
-------------------------------------------------------------------------
  Class C                                                          61,793
-------------------------------------------------------------------------
Interest                                                           10,506
-------------------------------------------------------------------------
Transfer agent fees                                               658,980
-------------------------------------------------------------------------
Directors' fees                                                    10,428
-------------------------------------------------------------------------
Other                                                             214,070
=========================================================================
    Total expenses                                              2,710,300
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (164,537)
=========================================================================
    Net expenses                                                2,545,763
=========================================================================
Net investment income (loss)                                     (284,919)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (net of tax on the sale of foreign
    investments of $111,412-Note 1F)                           12,454,577
-------------------------------------------------------------------------
  Foreign currencies                                               79,177
-------------------------------------------------------------------------
  Futures contracts                                                14,714
=========================================================================
                                                               12,548,468
=========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of change in estimated tax on
    foreign investments held of $88,167-Note 1F)               31,321,936
-------------------------------------------------------------------------
  Foreign currencies                                               39,026
=========================================================================
                                                               31,360,962
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            43,909,430
=========================================================================
Net increase in net assets resulting from operations          $43,624,511
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (284,919)   $  (644,688)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    12,548,468     (1,874,392)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           31,360,962      6,142,476
=========================================================================================
    Net increase in net assets resulting from operations        43,624,511      3,623,396
=========================================================================================
Share transactions-net:
  Class A                                                          549,387     (1,562,080)
-----------------------------------------------------------------------------------------
  Class B                                                       (2,436,802)    (5,905,946)
-----------------------------------------------------------------------------------------
  Class C                                                           75,797        686,025
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (1,811,618)    (6,782,001)
=========================================================================================
    Net increase (decrease) in net assets                       41,812,893     (3,158,605)
=========================================================================================

NET ASSETS:

  Beginning of year                                             88,741,097     91,899,702
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(31,403) and $(26,192) for 2003 and 2002,
    respectively)                                             $130,553,990    $88,741,097
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective November 25, 2003, the Fund redomesticated as a series portfolio of a newly formed Delaware statutory trust, AIM International Mutual Funds.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding Rule 12b-1 fees, interest, taxes, fund merger and reorganization, extraordinary items, including other items designed as such by the Board of Directors and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.25%. Voluntary waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $157,515. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $4,765 for Class A, Class B and Class C shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as AIM Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $394,369 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $276,977, $199,152, and $61,793, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $9,282 in front-end sales commissions from the sale of Class A shares and $118,133, $0 and $17,361 from Class A, Class B shares and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,257 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,257.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director of the Company who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,242 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A member of that firm is a Director of the Company.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $5,698,851 were on loan to brokers. The loans were secured by cash collateral of $6,959,713 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $10,836 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           36,214,209
-----------------------------------------------------------
Temporary book/tax differences                      (31,403)
-----------------------------------------------------------
Capital loss carryforward                       (71,561,390)
-----------------------------------------------------------
Capital (par value and additional paid-in)      165,932,574
===========================================================
Total net assets                               $130,553,990
___________________________________________________________
===========================================================


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $13,724.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2005                              $42,625,901
----------------------------------------------------------
October 31, 2009                               27,317,937
----------------------------------------------------------
October 31, 2010                                1,617,552
==========================================================
Total capital loss carryforward               $71,561,390
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $96,700,298 and $102,655,872, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $36,491,625
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (291,140)
===========================================================
Net unrealized appreciation of investment
  securities                                    $36,200,485
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $96,215,585.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of reclassification of net operating losses and foreign currency transactions on October 31, 2003, undistributed net investment income
(loss) was increased by $279,708, undistributed net realized gains increased by $28,917 and capital stock decreased by $308,625. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                         2003                          2002
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      52,026,302   $ 482,251,871    36,470,984   $ 349,896,882
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,753,073      15,942,378     2,963,386      28,352,153
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       8,347,302      74,077,447    10,574,444      98,792,151
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         191,930       1,805,340       369,580       3,681,223
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (198,534)     (1,805,340)     (381,540)     (3,681,223)
=======================================================================================================================
Reacquired:
  Class A                                                     (51,529,825)   (483,507,824)  (36,664,943)   (355,140,185)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,848,491)    (16,573,840)   (3,215,765)    (30,576,876)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (8,321,179)    (74,001,650)  (10,405,450)    (98,106,126)
=======================================================================================================================
                                                                  420,578   $  (1,811,618)     (289,304)  $  (6,782,001)
_______________________________________________________________________________________________________________________
=======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003            2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.53         $  8.59      $10.70       $ 10.76      $  7.69
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)       (0.04)(a)   (0.01)(a)     (0.07)(a)    (0.03)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.55           (0.02)      (2.06)         0.01         3.14
============================================================================================================================
    Total from investment operations                             3.54           (0.06)      (2.07)        (0.06)        3.11
============================================================================================================================
Less distributions:
  Dividends from net investment income                             --              --          --            --        (0.04)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --       (0.04)           --           --
============================================================================================================================
Net asset value, end of period                                $ 12.07         $  8.53      $ 8.59       $ 10.70      $ 10.76
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 41.50%          (0.70)%    (19.46)%       (0.56)%      40.66%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $97,192         $62,806      $61,729      $93,755      $25,420
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.26%(c)        2.25%       2.02%         1.92%        1.92%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.41%(c)        2.49%       2.37%         2.06%        2.72%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.11)%(c)      (0.41)%     (0.06)%       (0.57)%      (0.50)%
============================================================================================================================
Portfolio turnover rate                                           100%            114%         73%           64%         142%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratio are based on average daily net assets of $79,136,415.


                                                                                         CLASS B
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003            2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.27         $  8.38      $10.50       $ 10.65      $  7.63
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)       (0.10)(a)   (0.07)(a)     (0.17)(a)    (0.13)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.44           (0.01)      (2.01)         0.02         3.16
============================================================================================================================
    Total from investment operations                             3.37           (0.11)      (2.08)        (0.15)        3.03
============================================================================================================================
Less distributions:
  Dividends from net investment income                             --              --          --            --        (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --       (0.04)           --           --
============================================================================================================================
Net asset value, end of period                                $ 11.64         $  8.27      $ 8.38       $ 10.50      $ 10.65
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 40.75%          (1.31)%    (19.92)%       (1.41)%      39.76%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,599         $19,916     $25,479       $39,852      $12,070
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.91%(c)        2.90%       2.67%         2.67%        2.79%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.06%(c)        3.14%       3.02%         2.76%        3.59%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c)      (1.06)%     (0.72)%       (1.32)%      (1.37)%
============================================================================================================================
Portfolio turnover rate                                           100%            114%         73%           64%         142%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratio are based on average daily net assets of $19,915,168.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                               2003           2002        2001            2000        1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.25         $ 8.37      $ 10.49         $10.63      $ 7.61
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)(a)      (0.10)(a)    (0.07)(a)      (0.17)(a)   (0.13)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.42          (0.02)       (2.01)          0.03        3.16
===========================================================================================================================
    Total from investment operations                            3.35          (0.12)       (2.08)         (0.14)       3.03
===========================================================================================================================
Less distributions:
  Dividends from net investment income                            --             --           --             --       (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --             --        (0.04)            --          --
===========================================================================================================================
Net asset value, end of period                                $11.60         $ 8.25      $  8.37         $10.49      $10.63
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                40.61%         (1.43)%     (19.94)%        (1.32)%     39.86%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,763         $6,019      $ 4,692         $6,797      $5,008
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.91%(c)       2.90%        2.67%          2.67%       2.79%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.06%(c)       3.14%        3.02%          2.76%       3.59%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.76)%(c)     (1.06)%      (0.72)%        (1.32)%     (1.37)%
===========================================================================================================================
Portfolio turnover rate                                          100%           114%          73%            64%        142%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratio are based on average daily net assets of $6,179,255.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors/Trustees and Shareholders of AIM Asia Pacific Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asia Pacific Growth Fund (one of the funds constituting AIM International Funds, Inc., now known as AIM International Mutual Funds; hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on the financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Funds, Inc., a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003, on November 11, 2003, on November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  84,066,011      2,989,031      83,338,957**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  109,217,698      3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  116,710,545      3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  137,239,949      4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND          TRUSTEE AND/
POSITION(S) HELD WITH THE        OR OFFICER    PRINCIPAL OCCUPATION(S)                                        OTHER DIRECTORSHIP(S)
TRUST                            SINCE         DURING PAST 5 YEARS                                            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946    1991          Director and Chairman, A I M Management Group Inc.             None
  Trustee, Chairman and                        (financial services holding company); and Director and Vice
  President                                    Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                               Division (parent of AIM and a global investment management firm)
                                               Formerly: President and Chief Executive Officer, A I M
                                               Management Group Inc.; Director, Chairman and President,
                                               A I M Advisors, Inc. (registered investment advisor); and
                                               Director and Chairman, A I M Capital Management, Inc.
                                               (registered investment advisor), A I M Distributors, Inc.
                                               (registered broker dealer), AIM Investment Services, Inc.,
                                               (registered transfer agent), and Fund Management Company
                                               (registered broker dealer); and Chief Executive Officer,
                                               AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951  2003          Director, President and Chief Executive Officer, A I M         Director and Chairman,
  Trustee and Executive Vice                   Management Group Inc. (financial services holding company);    INVESCO Bond Funds,
  President                                    Director, Chairman and President, A I M Advisors, Inc.         Inc., INVESCO
                                               (registered investment advisor); Director, A I M Capital       Combination Stock &
                                               Management, Inc. (registered investment advisor) and A I M     Bond Funds, Inc.,
                                               Distributors, Inc. (registered broker dealer); Director and    INVESCO Counselor
                                               Chairman, AIM Investment Services, Inc. (registered transfer   Series Funds, Inc.,
                                               agent); and Fund Management Company (registered broker         INVESCO International
                                               dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM      Funds, Inc., INVESCO
                                               Division (parent of AIM and a global investment management     Manager Series Funds,
                                               firm)                                                          Inc., INVESCO Money
                                               Formerly: Director, Chairman, President and Chief Executive    Market Funds, Inc.,
                                               Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,   INVESCO Sector Funds,
                                               Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed         Inc., INVESCO Stock
                                               Products; Chairman and Chief Executive Officer of              Funds, Inc., INVESCO
                                               NationsBanc Advisors, Inc.; and Chairman of NationsBanc        Treasurer's Series
                                               Investments, Inc.                                              Funds, Inc. and
                                                                                                              INVESCO Variable
                                                                                                              Investment Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936        2003          Consultant                                                    None
  Trustee
                                               Formerly: President and Chief Executive Officer, AMC Cancer
                                               Research Center; and Chairman and Chief Executive Officer,
                                               First Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939        2001          Of Counsel, law firm of Baker & McKenzie                      Badgley Funds, Inc.
  Trustee                                                                                                    (registered investment
                                                                                                             company)
------------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942      2003          Co-President and Founder, Green, Manning & Bunch Ltd.,        None
  Trustee                                      (investment banking firm); and Director, Policy Studies,
                                               Inc. and Van Gilder Insurance Corporation
                                               Formerly: General Counsel and Director, Boettcher & Co.; and
                                               Chairman and Managing Partner, law firm of Davis, Graham &
                                               Stubbs
------------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited (insurance
  Trustee                                      consulting company)                                           company); and
                                                                                                             Captaris, Inc.
                                                                                                             (unified messaging
                                                                                                             provider)
------------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941       2000          Director of a number of public and private business           Cortland Trust, Inc.
  Trustee                                      corporations, including the Boss Group Ltd. (private          (Chairman) (registered
                                               investment and management) and Magellan Insurance Company     investment company);
                                               Formerly: Director, President and Chief Executive Officer,    Annuity and Life Re
                                               Volvo Group North America, Inc.; Senior Vice President, AB    (Holdings), Ltd.
                                               Volvo; and director of various affiliated Volvo Group         (insurance company)
                                               companies
------------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935    1998          Formerly: Chairman, Mercantile Mortgage Corp.; President and  None
  Trustee                                      Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                               Co.; and President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
  Trustee                                      (government affairs company) and Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/
POSITION(S) HELD WITH             OR OFFICER    PRINCIPAL OCCUPATION(S)                                       OTHER DIRECTORSHIP(S)
THE TRUST                         SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Carl Frischling -- 1937         1991            Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Cortland Trust, Inc.
Trustee                                                                                                       (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis(3) -- 1933      2003            Chairman, Lawsuit Resolution Services (San Diego,             General Chemical
Trustee                                         California)                                                   Group, Inc.,
                                                Formerly: Associate Justice of the California Court of        Wheelabrator
                                                Appeals                                                       Technologies, Inc.
                                                                                                              (waste management
                                                                                                              company), Fisher
                                                                                                              Scientific, Inc.,
                                                                                                              Henley Manufacturing,
                                                                                                              Inc. (laboratory
                                                                                                              supplies), and
                                                                                                              California Coastal
                                                                                                              Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950      1998            Formerly: Chief Executive Officer, YWCA of the USA            None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942        1991            Partner, law firm of Pennock & Cooper                         None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935         2001            Retired                                                       None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939          1991            Executive Vice President, Development and Operations Hines    None
Trustee                                         Interests Limited Partnership (real estate development
                                                company)
------------------------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.(3) -- 1942    2003            Retired                                                       None
Trustee
------------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Carome(4) -- 1956      2003            Director, Senior Vice President, Secretary and General        N/A
Senior Vice President                           Counsel, A I M Management Group Inc. (financial services
                                                holding company) and A I M Advisors, Inc.; Vice President,
                                                A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                AIM Investment Services, Inc.; and Director, Vice President
                                                and General Counsel, Fund Management Company
                                                Formerly: Senior Vice President and General Counsel, Liberty
                                                Financial Companies, Inc.; and Senior Vice President and
                                                General Counsel, Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
Gary T. Crum(5) -- 1947         1991            Director, Chairman and Director of Investments, A I M         N/A
Senior Vice President                           Capital Management, Inc.; Director and Executive Vice
                                                President, A I M Management Group Inc.; Director and Senior
                                                Vice President, A I M Advisors, Inc.; and Director, A I M
                                                Distributors, Inc. and AMVESCAP PLC
                                                Formerly: Chief Executive Officer and President, A I M
                                                Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Alley -- 1948         1994            Managing Director and Chief Fixed Income Officer, A I M       N/A
Vice President                                  Capital Management, Inc.; and Vice President, A I M
                                                Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955          2002            Managing Director and Chief Research Officer -- Fixed         N/A
Vice President                                  Income, A I M Capital Management, Inc.; and Vice President,
                                                A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943         1992            Vice President and Chief Compliance Officer, A I M Advisors,  N/A
Vice President                                  Inc. and A I M Capital Management, Inc.; and Vice President,
                                                AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen(5) -- 1940      1999            Vice President, A I M Advisors, Inc., and President, Chief    N/A
Vice President                                  Executive Officer and Chief Investment Officer, A I M
                                                Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dana R. Sutton -- 1959          1991            Vice President and Fund Treasurer, A I M Advisors, Inc.       N/A
Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046               Suite 100                       Suite 100                       Houston, TX 777002
                                Houston, TX 77046               Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

      DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund             AIM Asia Pacific Growth Fund                    TAXABLE
AIM Balanced Fund*                     AIM Developing Markets Fund                     AIM Floating Rate Fund
AIM Basic Balanced Fund*               AIM European Growth Fund                        AIM High Yield Fund
AIM Basic Value Fund                   AIM European Small Company Fund                 AIM Income Fund
AIM Blue Chip Fund                     AIM Global Aggressive Growth Fund               AIM Intermediate Government Fund
AIM Capital Development Fund           AIM Global Growth Fund                          AIM Limited Maturity Treasury Fund
AIM Charter Fund                       AIM Global Trends Fund                          AIM Money Market Fund
AIM Constellation Fund                 AIM Global Value Fund(4)                        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund       AIM International Emerging Growth Fund          AIM Total Return Bond Fund
AIM Diversified Dividend Fund(1)       AIM International Growth Fund                   INVESCO U.S. Government Money Fund
AIM Emerging Growth Fund               AIM Trimark Fund
AIM Large Cap Basic Value Fund         INVESCO International Core Equity Fund(5)       TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                                                                         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                        SECTOR EQUITY                      AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund                                                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                AIM Global Health Care Fund                     AIM Tax-Free Intermediate Fund
AIM Opportunities I Fund               AIM Real Estate Fund
AIM Opportunities II Fund              INVESCO Advantage Health Sciences Fund
AIM Opportunities III Fund             INVESCO Energy Fund
AIM Premier Equity Fund                INVESCO Financial Services Fund
AIM Select Equity Fund                 INVESCO Gold & Precious Metals Fund
AIM Small Cap Equity Fund(2)           INVESCO Health Sciences Fund
AIM Small Cap Growth Fund(3)           INVESCO Leisure Fund
AIM Trimark Endeavor Fund              INVESCO Multi-Sector Fund
AM Trimark Small Companies Fund        INVESCO Technology Fund
AIM Weingarten Fund                    INVESCO Utilities Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1)Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2)AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4)Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5)Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                                 AIMinvestments.com     APG-AR-1

                                                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management               --Servicemark--
                                  Plans     Accounts

                                                        AIM EUROPEAN GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003





                                  [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.              [AIM INVESTMENTS LOGO APPEARS HERE]
   --Servicemark--                              --Servicemark--

================================================================================
AIM EUROPEAN GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Investing in small and mid-size           CLASS B SHARES
presented is as of 10/31/03 and is based    companies may involve risks not             Inception (11/3/97)       10.46%
on total net assets.                        associated with investing in more           5 Years                    7.46
                                            established companies. Also, small          1 Year                    21.48
o AIM European Growth Fund's performance    companies may have business risk,
figures are historical, and they reflect    significant stock price fluctuations and    CLASS C SHARES
fund expenses, the reinvestment of          illiquidity.                                Inception (11/3/97)       10.58%
distributions, and changes in net asset                                                 5 Years                    7.77
value.                                      o The fund's investment return and          1 Year                    25.47
                                            principal value will fluctuate, so an
o When sales charges are included in        investor's shares, when redeemed, may be    CLASS R SHARES*
performance figures, Class A share          worth more or less than their original      Inception                 11.17%
performance reflects the maximum 5.50%      cost.                                       5 Years                    8.35
sales charge, and Class B and Class C                                                   1 Year                    27.11
share performance reflects the              o Industry classifications used in this
applicable contingent deferred sales        report are generally according to the       INVESTOR CLASS SHARES**
charge (CDSC) for the period involved.      Global Industry Classification Standard,    Inception                 11.34%
The CDSC on Class B shares declines from    which was developed by and is the           5 Years                    8.52
5% beginning at the time of purchase to     exclusive property and a service mark of    1 Year                    27.30
0% at the beginning of the seventh year.    Morgan Stanley Capital International
The CDSC on Class C shares is 1% for the    Inc. and Standard & Poor's.                 *The returns shown for these periods are
first year after purchase. The                                                          the blended returns of the historical
performance of the fund's share classes     o The unmanaged MSCI Europe Growth Index    performance of the fund's Class R shares
will differ due to different sales          is a subset of the unmanaged MSCI Europe    since their inception and the restated
charge structures and class expenses.       Index, which represents the performance     historical performance of the fund's
                                            of European stocks tracked by Morgan        Class A shares (for the periods prior to
o A 2% redemption fee will be imposed on    Stanley Capital International. The          inception of the Class R shares) at net
certain redemptions or exchanges out of     Growth portion measures performance of      asset value, adjusted to reflect the
the fund within 30 days of purchase.        companies with higher price/earnings        higher Rule 12b-1 fees applicable to the
Exceptions to the redemption fee are        ratios and higher forecasted growth         Class R shares. The inception date of
listed in the fund's prospectus.            values.                                     Class A shares is 11/3/97. The inception
                                                                                        date of the fund's Class R shares is
o Effective 9/30/03, Class B shares are     o The unmanaged MSCI Europe, Australasia    6/3/02.
not available as an investment for          and the Far East Index (the EAFE(R)) is
retirement plans maintained pursuant to     a group of foreign securities tracked by    **The returns shown as of 10/31/03 on
Section 401 of the Internal Revenue         Morgan Stanley Capital International.       page 4 are the blended returns of the
Code, including 401(k) plans, money                                                     historical performance of Investor Class
purchase pension plans and profit           o The unmanaged Lipper European Fund        shares since their inception and the
sharing plans. Plans that have existing     Index represents an average of the 30       restated historical performance of the
accounts invested in Class B shares will    largest European funds tracked by           fund's Class A shares (for periods prior
continue to be allowed to make              Lipper, Inc., an independent mutual fund    to inception of the Investor Class
additional purchases.                       performance monitor.                        shares) at net asset value, adjusted to
                                                                                        reflect the higher Rule 12b-1 fees
o Class R shares are available only to      o A direct investment cannot be made in     applicable to Class A shares. Investor
certain retirement plans. Please see the    an index. Unless otherwise indicated,       Class shares would have different
prospectus for more information. They       index results include reinvested            returns because, although the shares are
are sold at net asset value, that is,       dividends, and they do not reflect sales    invested in the same portfolio of
without up-front sales charges.             charges. Performance of an index of         securities, the Investor Class has a
                                            funds reflects fund expenses;               different expense structure. The
o Investor Class shares are closed to       performance of a market index does not.     inception date of the fund's Class A
most investors. For more information on     In addition to fund returns as of the       shares is 11/3/97. The inception date of
who may continue to invest in the           close of the fiscal year, industry          the fund's Investor Class shares is
Investor Class shares, please see the       regulations require us to provide           9/30/03. Calculation of returns as of
appropriate prospectus.                     average annual total returns (including     9/30/03 is the restated historical
                                            sales charges) for periods ended            performance of the fund's Class A shares
o International investing presents          9/30/03, the most recent calendar           as described.
certain risks not associated with           quarter-end, which were as follows.
investing solely in the United States.                                                  Past performance cannot guarantee
These include risks relating to             Average annual total returns                comparable future results.
fluctuations in the value of the U.S.       As of 9/30/03, including sales charges
dollar relative to the values of other                                                  A description of the policies and
currencies, the custody arrangements        CLASS A SHARES                              procedures that the fund uses to
made for the fund's foreign holdings,       Inception (11/3/97)     10.28%              determine how to vote proxies relating
differences in accounting, political        5 Years                  7.30               to portfolio securities is available
risks and the lesser degree of public       1 Year                  20.31               without charge, upon request, by calling
information required to be provided by                                                  800-959-4246, or on the AIM Web site,
non-U.S. companies.                                                                     AIMinvestments.com.

o Investing in a single-sector or
single-region mutual fund may involve
greater risk and potential reward than
investing in a more diversified fund.



=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE           This report may be distributed only to shareholders
                                                                or to persons who have received a current prospectus of
=====================================================           the fund.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                new policies and strengthened existing
`                   THE AIM FAMILY OF FUNDS                   ones--to discourage harmful short-term
                    --Registered Trademark--:                 trading. These steps include:

                    As you may be aware, there has                o   Strengthening daily monitoring
[[PHOTO OF          been a great deal of media                        of trading activities.
ROBERT H.           coverage recently about the
GRAHAM]             mutual fund industry and                      o   Imposing redemption fees on
                    allegations of improper                           additional funds we believe may
ROBERT H. GRAHAM    activities by certain                             be vulnerable to harmful
                    individuals and companies.                        short-term trading activity.
[PHOTO OF           As part of these widespread
MARK H.             investigations, INVESCO Funds                 o   Implementing an enhanced
WILLIAMSON]         Group (IFG), the former adviser                   exchange policy (effective on or
                    to certain INVESCO Funds, was                     about March 1, 2004) designed to
MARK H. WILLIAMSON  recently named as a defendant in                  limit exchanges between funds.
                    separate civil enforcement actions
by the U.S. Securities and Exchange Commission (SEC),             o   Employing an enhanced fair value
the Office of the New York Attorney General and the                   pricing policy on certain
State of Colorado over an issue known as "market                      foreign securities as well as
timing." A number of private class or derivative                      certain illiquid securities.
actions also were filed in the wake of the
regulators' actions.                                              None of these tools alone, nor all
                                                              of them taken together, eliminate the
    Investors are understandably concerned and                possibility of short-term trading
frustrated about these reports, and we would like             strategies that may be detrimental to a
to take this opportunity to assure you that, based            fund. Moreover, each of these tools
on an investigation conducted by an outside firm,             involves judgments that are inherently
IFG and its parent company, AMVESCAP PLC, believe             subjective. We have always sought and
that these civil actions are without merit. IFG is            continue to seek to make these judgments
contesting the charges.                                       to the best of our abilities and in a
                                                              manner that we believe is consistent
    We encourage you to continue to monitor this              with the best interests of our fund
situation, particularly as IFG has the opportunity            shareholders. And we remain committed to
to address the allegations that have been made.               being as vigilant as possible in the
Current information will be posted on our Web site            future to identify and address any
at AIMinvestments.com. We will continue to                    harmful market timing investors who have
communicate to you on our Web site about our                  the potential to harm our long-term fund
finding, and the actions we are taking to protect             shareholders.
and promote the interests of our shareholders. The
independent trustees of the funds are receiving                   We sincerely hope these developments
regular reports from their independent counsel and            and the media coverage surrounding them
outside counsel hired by AMVESCAP PLC, the parent             do not result in you or other
of AIM and IFG, to perform an ongoing                         shareholders losing confidence in AIM or
investigation of market timing.                               INVESCO Funds. Amidst this storm of
                                                              controversy in the mutual fund industry,
A COMPLEX ISSUE                                               we believe we can find encouragement in
                                                              the recovering economy and rising equity
Market timing is an investment technique not                  markets. As we write this letter, for
defined in any regulation that involves frequent              instance, the S&P 500(R) Index is up
short-term trading of mutual fund shares,                     approximately 23% year-to-date. Although
sometimes with a goal to exploit inefficiencies in            past performance is no guarantee of
the way mutual funds price their shares. We                   future results, there appear to be
recognize that fund management companies have                 indicators that the economy and stock
tried to deal with this complex issue in various              markets are showing signs of welcomed
ways and believe that industry-wide guidance is in            improvement. We encourage you to read
order. To that end, we welcome SEC Chairman                   the enclosed discussion of your fund's
William Donaldson's pledge to adopt new rules                 performance during this past reporting
designed to curb market timing abuses.                        period.
Comprehensive rulemaking is necessary and is the
best way to establish new industry                            OUR UNWAVERING COMMITMENT
responsibilities designed to protect shareholders.
We support practical rule changes and structural              At AIM Investments, we have never
At AIM Investments, we have never modifications               wavered in our commitment to helping you
that are fair, enforceable and, most wavered in               build solutions for your financial
our commitment to helping you importantly,                    goals. Our company was founded on a core
beneficial for investors. build solutions for your            principle of integrity, and we have
financial                                                     always worked hard to earn the trust of
                                                              our shareholders. We are committed to
    AIM Investments has policies in place designed            doing all we can to maintain your trust
principle of integrity, and we have to identify,              and confidence.
prevent and eliminate harmful trading always
worked hard to earn the trust of or other                         Thank you for your continued
activities deemed to be detrimental to our                    participation in AIM Investments. Please
shareholders. We are committed to the funds. We               call your financial advisor or one of
have also recently taken additional doing all we              our Client Service representatives at
can to maintain your trust steps--implemented and             800-959-4246 if you have any further
confidence.                                                   questions or concerns about your AIM
                                                              Investments account.

                                                              Sincerely,


                                                              /S/ ROBERT H. GRAHAM                /S/ MARK H. WILLIAMSON
                                                              Robert H. Graham                    Mark H. Williamson
                                                              Chairman and President              President and CEO
                                                              The AIM Family of Funds             AIM Investments
                                                              --Registered Trademark--

                                                              December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


EUROPEAN MARKETS REBOUND AMID GLOBAL ECONOMIC RECOVERY

Amid signs of an improving global           markets rallied. European equity markets    both August and September, and the
economic environment, AIM European          led the charge--posting some of the         Purchasing Manager's Index--a survey of
Growth Fund posted double-digit returns     strongest regional returns in the world.    purchasing managers that measures the
for the reporting period ended October      European equity markets would continue      general health of the manufacturing
31, 2003. For the fiscal year covered by    to show strength throughout most of the     sector--increased for the fourth
this report, the fund's Class A shares      remainder of the reporting period.          consecutive month in October.
returned 28.40% at net asset value. Fund
performance for other share classes is          While European stock markets posted     ========================================
shown in the table on page 3.               gains, growth in the euro zone remained               ... ECONOMIC GROWTH
                                            weak. According to a recent report by
    Over the same period, the fund          the Bank of England, there continued to              PROSPECTS FOR THE EURO
outperformed its benchmarks, the MSCI       be a contrast between weak euro area
Europe Index and MSCI Europe Growth         economic data and more promising                      ZONE BEGAN TO PICK UP
Index, which returned 24.16% and 17.16%,    business survey indicators. Indeed,
respectively. The fund also posted a        annualized gross domestic product (GDP)              IN THE THIRD QUARTER...
higher return than its peer group, the      for the euro zone fell by 0.1% in the       ========================================
Lipper European Fund Index, which           second quarter. (In contrast, it should
returned 24.62% for the fiscal year.        be noted that preliminary GDP estimates         In monetary affairs, the European
                                            rose 0.7% for the second quarter in         Central Bank (ECB) reduced short-term
MARKET CONDITIONS                           Europe's largest non-euro country, the      interest rates at both its March and
                                            United Kingdom.) German retail sales        June meetings leaving rates at 2.00% at
In general, European markets began the      (excluding car-related sales) and French    the end of the fiscal year. The ECB's
fiscal year with a short-lived rally in     consumer spending on manufactured goods     Governing Council cited subdued euro
November. By December and throughout        both declined in August.                    area growth and the negative impact of
most of the first few months of 2003,                                                   SARS (severe acute respiratory syndrome)
European stocks generally declined as           However, economic growth prospects      on the global economy as the reason for
geopolitical tensions and concern over      for the euro zone began to pick up in       the rate reductions. The Bank of England
weak global economic conditions mounted.    the third quarter as preliminary            also reduced rates in February and again
In April, as the uncertainty about the      estimates indicate euro area annualized     in July leaving the benchmark rate for
outcome of the war in Iraq began to         GDP rose 0.4%. And business surveys also    the United Kingdom at 3.50% as of
fade, most world                            began to show promise. Euro-area            October 31, 2003.
                                            industrial confidence increased in
                                                                                        YOUR FUND

                                                                                        Strong foreign currency
                                                                                        appreciation--the euro and British pound
                                                                                        appreciated 16% and

Total Returns
10/31/02-10/31/03

    [BAR Chart]

AIM European Growth Fund
Class A shares at NAV           28.40%
MSCi Europe Index               24.16%
Source: Lipper, Inc.


=====================================================================================================================
TOP 10 EQUITY HOLDINGS*                                         TOP 10 INDUSTRIES*

 1. Anglo Irish Bank Corp. PLC (Ireland)         5.0%            1. Diversified Banks                           14.2%

 2. Puma A.G. Rudolf Dassler Sport (Germany)     3.6             2. Pharmaceuticals                              7.8

 3. Grafton Group PLC (Ireland)                  2.6             3. Wireless Telecommunication Services          7.6

 4. Merloni Elettrodomestici S.p.A. (Italy)      2.1             4. Footwear                                     3.6

 5. Mobistar S.A. (Belgium)                      2.1             5. Food Retail                                  3.5

 6. Vodafone Group PLC (United Kingdom)          1.9             6. Integrated Oil & Gas                         3.5

 7. OTP Bank Rt. (Hungary)                       1.7             7. Health Care Equipment                        2.9

 8. Imperial Tobacco Group PLC (United Kingdom)  1.6             8. Publishing                                   2.6

 9. Colruyt N.V. (Belgium)                       1.6             9. Trading Companies & Distributors             2.6

10.  ICAP PLC (United Kingdom)                   1.6            10. Integrated Telecommunication Services        2.4


*Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

Performance comparisons for other share classes can be found in the Fund vs. Index table on the opposite page.

=====================================================================================================================

8%, respectively, against the U.S.          sales increased by 37.8%. On a currency                   JASON T. HOLZER
dollar during the fiscal year--proved       neutral basis, third quarter sales were                   Mr. Holzer, Chartered
favorable for the fund as we do not         up 43.5%.                                                 Financial Analyst, is
hedge currencies. We buy securities in                                                 [PHOTO OF      co-manager of AIM European
local currency and then translate that          Stocks in the utilities and            JASON T.       Growth Fund. Mr. Holzer
value back into U.S. dollars for the        materials sectors contributed the least    HOLZER]        joined AIM in 1996. He
fund.                                       to fund performance over the reporting                    received a B.A. in
                                            period, while the information technology   quantitative economics and an M.S. in
    The fund's ability to invest in all     sector detracted from performance. We      engineering- economic systems from Stanford
capitalization levels also played a role    believe our underweight exposure to        University.
in relative performance. Many European      information technology stocks compared
sector funds invest primarily in            to our benchmark proved a missed
large-cap securities--a disadvantage        opportunity as the sector recorded the                    CLAS G. OLSSON
during the reporting period as European     second-highest return in the MSCI Europe                  Mr. Olsson is co-manager
small-cap stocks generally outperformed     Index during the fiscal year.              [PHOTO OF      of AIM European Growth Fund.
their large-cap counterparts. As of the                                                CLAS G.        Mr. Olsson joined AIM in
end of the reporting period, more than      IN CLOSING                                 OLSSON]        1994. Mr. Olsson became a
75% of the fund's net assets were in                                                                  commissioned naval officer
small and mid-cap stocks.                   After a few challenging years, European    at the Royal Swedish Naval Academy in  1988.
                                            markets began to post strong returns       He received a B.B.A. from The University of
    Stocks in the financials and            again in 2003, eclipsing the performance   Texas at Austin.
consumer discretionary sectors              of U.S. markets during a period when
contributed the most to fund performance    most would argue the U.S. economy was      Assisted by Europe/Canada Team
during the fiscal year. Anglo Irish Bank    stronger. Whether European market
Corp., a long-time holding for the fund,    rallies are sustainable and whether euro
is an example of a financial stock that     area economic conditions will continue
continued to benefit performance.           to improve, remains to be seen. However,
Headquartered in Dublin, this Irish         European stocks, in general, continue to
business bank continued to experience       trade at a discount to their U.S.
significant growth.                         counterparts, and therefore perhaps
                                            offer compelling diversification
    In the consumer discretionary           opportunities beyond American soil.
sector, Puma AG Rudolf Dassler Sport, a
German sporting goods company, also               SEE IMPORTANT FUND AND INDEX
contributed to fund performance during           DISCLOSURES INSIDE FRONT COVER.
the fiscal year. During the third
quarter of 2003, Puma's consolidated


                                    [GRAPHIC]


                                                      For More Information Visit

                                                              AIMinvestments.com


==================================================================================================================================
TOP 10 COUNTRIES *                      FUND VS. INDEXES                                  **The one-year return shown for Investor
                                                                                          Class shares is the blended return of
 1. United Kingdom     25.4%            Total returns, 10/31/02-10/31/03,                 Investor Class shares since their
                                        excluding sales charges                           inception and the restated one-year
 2. Ireland            10.3                                                               performance of the fund's Class A shares
                                        Class A Shares                         28.40%     at the net asset value, adjusted to
 3. Italy               7.6                                                               reflect the higher Rule 12b-1 fees
                                        Class B Shares                         27.52      applicable to Class A shares. Investor
 4. Germany             7.6                                                               Class shares would have different
                                        Class C Shares                         27.57      returns because, although the shares are
 5. Switzerland         5.5                                                               invested in the same portfolio of
                                        Class R Shares                         28.16      securities, the Investor Class has a
 6. Spain               5.1                                                               different expense structure. The
                                        Investor Class Shares**                28.33      inception date of the fund's Class A
 7. France              4.6                                                               shares is 11/3/97. The inception date of
                                        MSCI EAFE Index (Broad Market Index)   27.03      the fund's Investor Class shares is
 8. Belgium             3.7                                                               9/30/03.
                                        MSCI Europe Index                      24.16
 9. Netherlands         3.6
                                        MSCI Europe Growth Index
10. Sweden              3.6             (Style-Specific Index)                 17.16

                                        Lipper European Fund Index
                                        (Peer Group Index)                     24.62

                                        TOTAL NUMBER OF HOLDINGS*                106

                                        TOTAL NET ASSETS              $442.0 MILLION
                                        Source: Lipper, Inc.
==================================================================================================================================

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/03*

                                [MOUNTAIN CHART]

                                                                        Lipper                MSCI
Date        AIM European    AIM European    AIM European    European     MSCI      Europe     MSCI
            Growth Fund     Growth Fund     Growth Fund       Fund       EAFE      Growth    Europe
           Class A Shares  Class B Shares  Class C Shares     Index      Index     Index     Index
11/3/1997    $  9450         $ 10000          $ 10000        $ 10000   $ 10000    $ 10000   $ 10000
1/31/1998      10026           10600            10600          10694     10441      10964     10963
4/30/1998      12910           13609            13609          12738     11544      12652     12907
7/31/1998      14535           15298            15308          13346     11692      13270     13576
10/31/1998     12248           12867            12878          11533     10965      12436     12306
1/31/1999      14322           15025            15038          12985     11946      14004     13440
4/30/1999      13195           13815            13818          13002     12640      13029     13637
7/31/1999      13904           14526            14538          13065     12827      12607     13323
10/31/1999     15530           16196            16209          13468     13490      13456     13846
1/31/2000      23676           24644            24669          15741     14245      15279     14561
4/30/2000      24130           25064            25088          16952     14396      15939     14997
7/31/2000      24375           25284            25308          16872     13982      14788     14951
10/31/2000     22323           23115            23140          15574     13099      13389     13977
1/31/2001      21528           22246            22270          15799     13050      13230     14368
4/30/2001      18001           18577            18600          14070     12050      11602     12991
7/31/2001      16970           17487            17508          12845     10946      10416     11920
10/31/2001     15627           16068            16089          11501      9834       9453     10784
1/31/2002      15958           16377            16400          11717      9712       9665     10903
4/30/2002      17028           17446            17471          12279     10377       9962     11404
7/31/2002      15401           15767            15780          10708      9094       8467      9753
10/31/2002     14759           15076            15091          10032      8534       8263      9287
1/31/2003      14211           14486            14500           9677      8262       7833      8946   *Index performance is for
4/30/2003      15459           15734            15739          10350      8689       8457      9674   the period 10/31/97-10/31/03.
7/31/2003      16842           17115            17129          11415      9667       8938     10613
10/31/2003   $ 18949         $ 19130          $ 19250        $ 12502   $ 10842    $  9681   $ 11531   Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes. Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

    Since the last reporting period, the fund has elected to use the MSCI EAFE Index as its broad-based market index since the MSCI EAFE Index is such a widely recognized gauge of international performance. The fund will no longer measure its performance against the MSCI Europe, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, MSCI Europe Growth Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper European Fund Index, which may or may not include AIM European Growth Fund, is included for comparison to a peer group.

=================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                CLASS R SHARES**                            ***The returns shown as of 10/31/03 are
As of 10/31/03, including sales charges     Inception                  12.13%           the blended returns of the historical
                                            5 Years                     8.95            performance of Investor Class shares
CLASS A SHARES                              1 Year                     28.16            since their inception and the restated
Inception (11/3/97)        11.26%                                                       historical performance of the fund's
5 Years                     7.90            INVESTOR CLASS SHARES***                    Class A shares (for periods prior to
1 Year                     21.32            Inception                  12.30%           inception of the Investor Class shares)
                                            5 Years                     9.11            at the net asset value and reflect the
CLASS B SHARES                              1 Year                     28.33            higher Rule 12b-1 fees applicable to
Inception (11/3/97)        11.43%                                                       Class A shares. Investor Class shares
5 Years                     8.07            **The returns shown for these periods       would have different returns because,
1 Year                     22.52            are the blended returns of the              although the shares are invested in the
                                            historical performance of the fund's        same portfolio of securities, the
CLASS C SHARES                              Class R shares since their inception and    Investor Class has a different expense
Inception (11/3/97)        11.55%           the restated historical performance of      structure. The inception date of the
5 Years                     8.37            the fund's Class A shares (for the          fund's Class A shares is 11/3/97. The
1 Year                     26.57            periods prior to inception of the Class     inception date of the fund's Investor
                                            R shares) at net asset value, adjusted      Class shares is 9/30/03.
                                            to reflect the higher Rule 12b-1 fees
                                            applicable to the Class R shares. The          Past performance cannot guarantee
                                            inception date of Class A shares is         comparable future results. DUE TO
                                            11/3/97. The inception date of the          SIGNIFICANT MARKET VOLATILITY, RESULTS
                                            fund's Class R shares is 6/3/02.            OF AN INVESTMENT MADE TODAY MAY DIFFER
                                                                                        SUBSTANTIALLY FROM THE HISTORICAL
                                                                                        PERFORMANCE SHOWN. CALL YOUR FINANCIAL
                                                                                        ADVISOR FOR MORE CURRENT PERFORMANCE.
=================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-96.08%

AUSTRIA-0.57%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                         22,865   $  2,519,270
========================================================================

BELGIUM-3.70%

Colruyt N.V. (Food Retail)                         79,100      7,147,405
------------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                    184,134      9,214,993
========================================================================
                                                              16,362,398
========================================================================

BERMUDA-2.06%

Golar LNG Ltd. (Oil & Gas Refining, Marketing
  & Transportation)(a)                            185,600      2,153,950
------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                        209,300      6,969,690
========================================================================
                                                               9,123,640
========================================================================

CZECH REPUBLIC-0.73%

Komercni Banka A.S. (Diversified Banks)            36,470      3,246,732
========================================================================

DENMARK-2.28%

A P Moller-Maersk A.S. (Marine)                       504      3,942,900
------------------------------------------------------------------------
GN Store Nord A.S. (Health Care Equipment)        583,900      3,776,314
------------------------------------------------------------------------
Topdanmark A.S. (Multi-Line Insurance)(a)          47,300      2,344,066
========================================================================
                                                              10,063,280
========================================================================

FRANCE-4.60%

Autoroutes du Sud de la France (Highways &
  Railtracks)                                      56,953      1,748,396
------------------------------------------------------------------------
BNP Paribas S.A. (Diversified Banks)               55,127      2,886,557
------------------------------------------------------------------------
France Telecom S.A. (Integrated
  Telecommunication Services)(a)                   86,306      2,081,608
------------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)            14,544      2,780,002
------------------------------------------------------------------------
Lagardere S.C.A. (Publishing)                      29,088      1,458,069
------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               44,000      2,177,006
------------------------------------------------------------------------
Pernod-Ricard S.A. (Distillers & Vintners)         19,513      1,876,201
------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)               34,273      5,308,366
========================================================================
                                                              20,316,205
========================================================================

GERMANY-7.55%

Altana A.G. (Pharmaceuticals)                      22,280      1,399,175
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                 165,325      5,592,406
------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)         91,459      5,066,561
------------------------------------------------------------------------
KarstadtQuelle A.G. (Department Stores)            83,171      2,059,951
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-10/15/02; Cost
  $4,420,997)(b)                                  108,800     15,815,419
------------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)          66,728      3,446,854
========================================================================
                                                              33,380,366
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


GREECE-3.18%

Coca-Cola Hellenic Bottling Co. S.A. (Soft
  Drinks)                                         108,546   $  2,094,914
------------------------------------------------------------------------
Cosmote Mobile Communications S.A. (Wireless
  Telecomunication Services)                      132,993      1,522,169
------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics Retail)     105,000      2,262,453
------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03-08/13/03; Cost $1,926,272)(b)          172,589      2,119,319
------------------------------------------------------------------------
Vodafone Panafon S.A. (Wireless
  Telecommunication Services)                     873,124      6,068,823
========================================================================
                                                              14,067,678
========================================================================

HUNGARY-3.03%

Gedeon Richter Rt. (Pharmaceuticals)               57,300      5,861,241
------------------------------------------------------------------------
OTP Bank Rt. (Diversified Banks)                  618,400      7,535,762
========================================================================
                                                              13,397,003
========================================================================

IRELAND-10.33%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                        1,848,985     22,126,412
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 54,797      6,113,084
------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(c)                              1,828,280     11,331,145
------------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)            237,500      2,531,213
------------------------------------------------------------------------
Independent News & Media PLC (Publishing)       1,633,800      3,558,230
========================================================================
                                                              45,660,084
========================================================================

ISRAEL-1.03%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             49,300      3,167,525
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                24,300      1,382,427
========================================================================
                                                               4,549,952
========================================================================

ITALY-7.62%

Banca Intesa S.p.A. (Diversified Banks)           699,200      2,348,966
------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)                             356,900      5,498,896
------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)                                       104,400      4,474,861
------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 342,114      5,413,758
------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)         342,000      3,442,890
------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     561,652      9,434,363
------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Diversified
  Banks)                                          620,000      3,045,333
========================================================================
                                                              33,659,067
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NETHERLANDS-3.64%

Aalberts Industries N.V. (Industrial
  Conglomerates)                                  120,200   $  2,917,197
------------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunication Services)(a)                  416,665      3,156,764
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                           51,100      1,372,774
------------------------------------------------------------------------
Koninklijke Numico N.V. (Packaged Foods &
  Meats)(a)                                       120,627      2,712,360
------------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                    123,925      2,347,221
------------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)         57,800      1,540,043
------------------------------------------------------------------------
Versatel Telecom International N.V.
  (Integrated Telecommunication Services)(a)      882,000      2,023,071
========================================================================
                                                              16,069,430
========================================================================

NORWAY-2.58%

Ekornes A.S.A. (Home Furnishings)                 323,151      5,364,030
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)                      30,906        541,272
------------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas Drilling)       289,878      1,998,090
------------------------------------------------------------------------
Telenor A.S.A. (Integrated Telecommunication
  Services)                                       641,628      3,474,943
========================================================================
                                                              11,378,335
========================================================================

RUSSIA-1.92%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                    104,600      6,809,460
------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)                      21,600      1,673,784
========================================================================
                                                               8,483,244
========================================================================

SPAIN-5.11%

Banco Popular Espanol S.A. (Diversified
  Banks)                                           66,140      3,427,207
------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      468,943      5,823,608
------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/02-
  04/23/03; Cost $2,094,069)(b)                   327,760      3,018,564
------------------------------------------------------------------------
Gamesa Corporacion Tecnologica, S.A. (Heavy
  Electrical Equipment)                            88,401      2,384,061
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    116,048      3,301,743
------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)           267,692      4,651,617
========================================================================
                                                              22,606,800
========================================================================

SWEDEN-3.57%

Alfa Laval A.B. (Industrial Machinery)            189,751      2,494,589
------------------------------------------------------------------------
Atlas Copco A.B.-Class A (Industrial
  Machinery)                                       66,300      2,318,685
------------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                   139,704      2,763,874
------------------------------------------------------------------------
Elekta A.B.-Rts. (Health Care Equipment)(d)       139,704          7,133
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      439,152      3,559,313
------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson A.B.
  (Communications Equipment)(a)                 1,233,874      2,110,344
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                        90,000      2,504,244
========================================================================
                                                              15,758,182
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


SWITZERLAND-5.49%

Actelion Ltd. (Biotechnology)(a)                   24,100   $  2,283,423
------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)                                        115,277      4,046,391
------------------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                              70,000      2,898,389
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               31,850      2,625,653
------------------------------------------------------------------------
Schindler Holding A.G. (Industrial
  Machinery)(a)                                     3,591        902,840
------------------------------------------------------------------------
Schindler Holding A.G.-Participation Ctfs.
  (Industrial Machinery)(a)                         2,038        456,132
------------------------------------------------------------------------
Straumann A.G. (Health Care Equipment)             16,200      1,918,644
------------------------------------------------------------------------
Swiss Life Holding (Life & Health
  Insurance)(a)                                    16,800      2,838,854
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       45,165      2,410,889
------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)             63,440      3,880,991
========================================================================
                                                              24,262,206
========================================================================

UNITED KINGDOM-25.37%

AstraZeneca PLC (Pharmaceuticals)                  96,410      4,522,792
------------------------------------------------------------------------
Barclays PLC (Diversified Banks)                  456,420      3,844,497
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                  1,059,920      5,730,364
------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    1,336,960      4,180,548
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 465,290      6,667,389
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              525,840      6,741,880
------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         302,860      7,076,279
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              432,040      7,153,803
------------------------------------------------------------------------
Inchcape PLC (Distributors)                       114,530      2,651,480
------------------------------------------------------------------------
Johnston Press PLC (Publishing)                   743,690      5,840,721
------------------------------------------------------------------------
lastminute.com PLC (Internet Software &
  Services)(a)                                    488,300      2,453,747
------------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                          172,590      4,238,405
------------------------------------------------------------------------
Morgan Crucible Co. PLC (Industrial
  Machinery)(a)                                 1,120,200      2,468,069
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                       1,075,420      4,082,673
------------------------------------------------------------------------
Next PLC (Department Stores)                      217,020      4,340,105
------------------------------------------------------------------------
Photo-Me International PLC (Photographic
  Products)(a)                                  1,160,000      2,349,332
------------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                     1,485,000      2,137,122
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        192,285      4,040,969
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            680,810      5,151,881
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         510,440      4,050,801
------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,105,835      4,427,725
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      272,290      5,508,237
------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        484,810      4,239,745
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Vodafone Group PLC (Wireless
  Telecommunication Services)                   3,912,340   $  8,205,409
========================================================================
                                                             112,103,973
========================================================================

UNITED STATES OF AMERICA-1.72%

Autoliv, Inc.-SDR (Auto Parts & Equipment)        104,406      3,424,808
------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care Equipment)       4,563      4,173,558
========================================================================
                                                               7,598,366
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $302,620,322)                                    424,606,211
========================================================================

MONEY MARKET FUNDS-1.36%

STIC Liquid Assets Portfolio(e)                 3,005,612      3,005,612
------------------------------------------------------------------------
STIC Prime Portfolio(e)                         3,005,612      3,005,612
========================================================================
    Total Money Market Funds (Cost
      $6,011,224)                                              6,011,224
========================================================================
TOTAL INVESTMENTS-97.44% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $308,631,546)                430,617,435
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.74%

STIC Liquid Assets Portfolio(e)(f)             12,113,481   $ 12,113,481
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,113,481)                                      12,113,481
========================================================================
TOTAL INVESTMENTS-100.18% (Cost $320,745,027)                442,730,916
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.18%)                           (779,974)
========================================================================
NET ASSETS-100.00%                                          $441,950,942
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Rts.   - Rights
SDR    - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $20,953,302, which represented 4.74% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Consists of more than one class of securities traded together as a unit.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $302,620,322)*                               $ 424,606,211
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $18,124,705)                              18,124,705
------------------------------------------------------------
Foreign currencies, at value (cost
  $8,238,403)                                      8,183,817
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,902,204
------------------------------------------------------------
  Capital stock sold                                 468,123
------------------------------------------------------------
  Dividends and interest                             499,231
------------------------------------------------------------
Investment for deferred compensation plan             33,205
------------------------------------------------------------
Other assets                                          46,794
============================================================
    Total assets                                 459,864,290
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,707,615
------------------------------------------------------------
  Capital stock reacquired                         1,502,810
------------------------------------------------------------
  Deferred compensation plan                          33,205
------------------------------------------------------------
  Collateral upon return of securities loaned     12,113,481
------------------------------------------------------------
Accrued distribution fees                            206,211
------------------------------------------------------------
Accrued directors' fees                               10,726
------------------------------------------------------------
Accrued transfer agent fees                          202,061
------------------------------------------------------------
Accrued operating expenses                           137,239
============================================================
    Total liabilities                             17,913,348
============================================================
Net assets applicable to shares outstanding    $ 441,950,942
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)     $ 464,817,523
------------------------------------------------------------
Undistributed net investment income                  267,863
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (145,058,846)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              121,924,402
============================================================
                                               $ 441,950,942
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 301,658,752
____________________________________________________________
============================================================
Class B                                        $ 107,959,389
____________________________________________________________
============================================================
Class C                                        $  31,509,288
____________________________________________________________
============================================================
Class R                                        $     660,269
____________________________________________________________
============================================================
Investor Class                                 $     163,244
____________________________________________________________
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     15,064,592
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      5,613,582
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      1,637,499
____________________________________________________________
============================================================
Class R:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                         33,046
____________________________________________________________
============================================================
Investor Class:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                          8,156
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       20.02
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.02 divided by
      94.50%)                                  $       21.19
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       19.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       19.24
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $       19.98
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $       20.01
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $11,629,769 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $956,608)        $  7,673,782
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       266,520
--------------------------------------------------------------------------
Securities lending                                                 304,526
==========================================================================
  Total investment income                                        8,244,828
==========================================================================

EXPENSES:

Advisory fees                                                    3,983,818
--------------------------------------------------------------------------
Administrative services fees                                       125,283
--------------------------------------------------------------------------
Custodian fees                                                     523,726
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,030,346
--------------------------------------------------------------------------
  Class B                                                          965,110
--------------------------------------------------------------------------
  Class C                                                          279,643
--------------------------------------------------------------------------
  Class R                                                            2,429
--------------------------------------------------------------------------
  Investor Class                                                         9
--------------------------------------------------------------------------
Transfer agent fees                                              1,965,469
--------------------------------------------------------------------------
Directors' fees                                                     15,817
--------------------------------------------------------------------------
Other                                                              376,094
==========================================================================
    Total expenses                                               9,267,744
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (46,965)
==========================================================================
    Net expenses                                                 9,220,779
==========================================================================
Net investment income (loss)                                      (975,951)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         19,531,063
--------------------------------------------------------------------------
  Foreign currencies                                             1,249,813
--------------------------------------------------------------------------
  Futures contracts                                               (283,125)
==========================================================================
                                                                20,497,751
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         92,348,452
--------------------------------------------------------------------------
  Foreign currencies                                              (116,126)
==========================================================================
                                                                92,232,326
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            112,730,077
==========================================================================
Net increase in net assets resulting from operations          $111,754,126
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (975,951)   $ (2,138,702)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    20,497,751     (58,034,155)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           92,232,326      53,982,841
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                111,754,126      (6,190,016)
==========================================================================================
Share transactions-net:
  Class A                                                      (62,533,328)    125,417,383
------------------------------------------------------------------------------------------
  Class B                                                      (13,312,226)     (2,223,760)
------------------------------------------------------------------------------------------
  Class C                                                       (3,175,123)     (4,011,667)
------------------------------------------------------------------------------------------
  Class R                                                          467,649          16,969
------------------------------------------------------------------------------------------
  Investor Class                                                   162,286              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (78,390,742)    119,198,925
==========================================================================================
    Net increase in net assets                                  33,363,384     113,008,909
==========================================================================================

NET ASSETS:

  Beginning of year                                            408,587,558     295,578,649
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $267,863 and $(36,848) for 2003 and 2002,
    respectively)                                             $441,950,942    $408,587,558
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective November 25, 2003, the Fund redomesticated as a series portfolio of a newly formed Delaware statutory trust, AIM International Mutual Funds.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $4,811 and reimbursed expenses of $34,241.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $125,283 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $1,087,026 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $1,030,346, $965,110, $279,643, $2,429 and $9, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $46,667 in front-end sales commissions from the sale of Class A shares and $324,229, $69 and $14,575 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $7,666 and reduction in custodian fees of $247 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,913.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director of the Company who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,846 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A member of that firm is a Director of the Company.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $11,629,769 were on loan to brokers. The loans were secured by cash collateral of $12,113,481 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $304,526 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                                                $     314,297
------------------------------------------------------------------------------------------
Unrealized appreciation -- investments                                         120,966,369
------------------------------------------------------------------------------------------
Temporary book/tax differences                                                     (46,435)
------------------------------------------------------------------------------------------
Capital loss carryforward                                                     (144,100,812)
------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                     464,817,523
==========================================================================================
Total net assets                                                             $ 441,950,942
__________________________________________________________________________________________
==========================================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(61,487).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2009                                                    $ 85,467,686
--------------------------------------------------------------------------------
October 31, 2010                                                      58,633,126
================================================================================
Total capital loss carryforward                                     $144,100,812
________________________________________________________________________________
================================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $316,660,103 and $381,381,472, respectively.

             UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT
                           SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $121,776,115
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (748,259)
===============================================================================
Net unrealized appreciation of investment securities               $121,027,856
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $321,703,060.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of nondeductible redomestication expenses and foreign currency transactions, on October 31, 2003, undistributed net investment income (loss) was increased by $1,280,662, undistributed net realized gain (loss) was decreased by $1,256,104 and paid in capital decreased by $24,558. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN CAPITAL STOCK OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                           2003                             2002
                                                              ------------------------------    ----------------------------
                                                                SHARES           AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      82,916,233    $ 1,366,427,023     37,092,178    $ 609,947,178
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         734,581         11,741,120        889,627       14,708,041
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,899,091         77,913,071      2,584,399       41,058,289
----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        439,162          7,228,264            992           17,020
----------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                  8,159            162,338             --               --
============================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                              --                 --      9,495,949      145,720,423
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                 --        867,993       12,890,199
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                 --        104,957        1,559,763
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         236,630          3,953,498        130,942        2,186,186
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (245,600)        (3,953,498)      (137,878)      (2,186,186)
============================================================================================================================
Reacquired:
  Class A                                                     (86,282,624)    (1,432,913,849)   (38,067,728)    (632,436,404)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,338,030)       (21,099,848)    (1,710,546)     (27,635,814)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,072,535)       (81,088,194)    (2,905,211)     (46,629,719)
----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                       (407,105)        (6,760,615)            (3)             (51)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                     (3)               (52)            --               --
============================================================================================================================
                                                               (4,112,041)   $   (78,390,742)     8,345,671    $ 119,198,925
____________________________________________________________________________________________________________________________
============================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Investor Class shares commenced sales on September 30, 2003.
*** As of the close of business on September 20, 2002, the Fund acquired all the net assets of AIM Euroland Growth Fund pursuant to a plan of reorganization approved by AIM Euroland Growth Fund shareholders on September 4, 2002. The acquisition was accomplished by a tax-free exchange of 10,468,899 shares of the Fund for 22,408,695 shares of AIM Euroland Growth Fund outstanding as of the close of business on September 20, 2002. AIM Euroland Growth Fund's net assets at that date of $160,170,385 including $(26,495,326) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $244,433,808.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                2003             2002          2001          2000         1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.60         $  16.52      $  23.59      $  16.42      $ 12.96
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)        (0.07)(a)     (0.06)(a)     (0.21)(a)    (0.11)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.43            (0.85)        (7.01)         7.38         3.58
================================================================================================================================
    Total from investment operations                              4.42            (0.92)        (7.07)         7.17         3.47
================================================================================================================================
Less dividends from net investment income                           --               --            --            --        (0.01)
================================================================================================================================
Net asset value, end of period                                $  20.02         $  15.60      $  16.52      $  23.59      $ 16.42
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                  28.33%           (5.57)%      (29.97)%       43.67%       26.81%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $301,659         $283,812      $157,651      $273,605      $99,148
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           2.01%(c)(d)      1.93%         1.83%         1.69%        1.88%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.04)%(c)       (0.42)%       (0.32)%       (0.82)%      (0.69)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             81%              94%           99%          112%         122%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $294,384,443.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.02%.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003            2002          2001          2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.08         $ 16.07      $  23.11      $  16.20      $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)       (0.18)(a)     (0.19)(a)     (0.38)(a)    (0.22)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.26           (0.81)        (6.85)         7.29         3.55
===============================================================================================================================
    Total from investment operations                              4.15           (0.99)        (7.04)         6.91         3.33
===============================================================================================================================
Net asset value, end of period                                $  19.23         $ 15.08      $  16.07      $  23.11      $ 16.20
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  27.52%          (6.16)%      (30.46)%       42.65%       25.87%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $107,959         $97,436      $105,324      $169,614      $67,074
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.66%(c)(d)     2.58%         2.50%         2.39%        2.63%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.69)%(c)      (1.07)%       (0.98)%       (1.52)%      (1.44)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             81%             94%           99%          112%         122%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $96,511,040.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.67%.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003            2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.09         $ 16.09      $ 23.13      $ 16.21      $ 12.88
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)(a)       (0.18)(a)    (0.19)(a)    (0.38)(a)    (0.23)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.26           (0.82)       (6.85)        7.30         3.56
============================================================================================================================
    Total from investment operations                             4.15           (1.00)       (7.04)        6.92         3.33
============================================================================================================================
Net asset value, end of period                                $ 19.24         $ 15.09      $ 16.09      $ 23.13      $ 16.21
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 27.50%          (6.22)%     (30.44)%      42.69%       25.85%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,509         $27,323      $32,604      $54,164      $11,938
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.66%(c)(d)     2.58%        2.50%        2.39%        2.63%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.69)%(c)      (1.07)%      (0.98)%      (1.52)%      (1.44)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            81%             94%          99%         112%         122%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $27,964,290.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.67%.

                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $15.59             $ 18.35
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)           (0.04)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.42               (2.72)
=============================================================================================
    Total from investment operations                              4.39               (2.76)
=============================================================================================
Net asset value, end of period                                  $19.98             $ 15.59
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  28.16%             (15.04)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  660             $    15
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           2.16%(c)(d)         2.08%(e)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.19)%(c)          (0.57)%(e)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                          81%                 94%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $485,853.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.17%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                   OCTOBER 31,
                                                                       2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $18.84
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.00(a)
==================================================================================
  Net gains on securities (both realized and unrealized)                1.17
==================================================================================
    Total from investment operations                                    1.17
==================================================================================
Net asset value, end of period                                        $20.01
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         6.21%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  163
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                 1.79%(c)(d)
==================================================================================
Ratio of net investment income to average net assets                    0.18%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                                81%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $42,611.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.79%.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

On November 24, 2003, INVESCO European Fund ("Selling Fund") transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

  The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 8,080,669 shares of the Fund for 18,162,024 shares of INVESCO European Fund outstanding as of the open of business on November 24, 2003. INVESCO European Fund's net assets at that date of $162,973,764 including $27,261,043 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $444,879,513. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(289,707) and undistributed net realized gain (loss) of $(298,154,211).

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors/Trustees and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Growth Fund (one of the funds constituting AIM International Funds, Inc., now known as AIM International Mutual Funds; hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on the financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Funds, Inc., a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003, on November 11, 2003, on November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  84,066,011      2,989,031      83,338,957**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  109,217,698      3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  116,710,545      3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  137,239,949      4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND         TRUSTEE AND/
POSITION(S) HELD WITH THE       OR OFFICER   PRINCIPAL OCCUPATION(S)
TRUST                           SINCE        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991      Director and Chairman, A I M Management Group Inc.               None
  Trustee, Chairman and                      (financial services holding company); and Director and Vice
  President                                  Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                             Division (parent of AIM and a global investment management firm)
                                             Formerly: President and Chief Executive Officer, A I M
                                             Management Group Inc.; Director, Chairman and President,
                                             A I M Advisors, Inc. (registered investment advisor); and
                                             Director and Chairman, A I M Capital Management, Inc.
                                             (registered investment advisor), A I M Distributors, Inc.
                                             (registered broker dealer), AIM Investment Services, Inc.,
                                             (registered transfer agent), and Fund Management Company
                                             (registered broker dealer); and Chief Executive Officer,
                                             AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003      Director, President and Chief Executive Officer, A I M           Director and Chairman,
  Trustee and Executive Vice                 Management Group Inc. (financial services holding company);      INVESCO Bond Funds,
  President                                  Director, Chairman and President, A I M Advisors, Inc.           Inc., INVESCO
                                             (registered investment advisor); Director, A I M Capital         Combination Stock &
                                             Management, Inc. (registered investment advisor) and A I M       Bond Funds, Inc.,
                                             Distributors, Inc. (registered broker dealer); Director and      INVESCO Counselor
                                             Chairman, AIM Investment Services, Inc. (registered transfer     Series Funds, Inc.,
                                             agent); and Fund Management Company (registered broker           INVESCO International
                                             dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM        Funds, Inc., INVESCO
                                             Division (parent of AIM and a global investment management       Manager Series Funds,
                                             firm)                                                            Inc., INVESCO Money
                                             Formerly: Director, Chairman, President and Chief Executive      Market Funds, Inc.,
                                             Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,     INVESCO Sector Funds,
                                             Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed           Inc., INVESCO Stock
                                             Products; Chairman and Chief Executive Officer of                Funds, Inc., INVESCO
                                             NationsBanc Advisors, Inc.; and Chairman of NationsBanc          Treasurer's Series
                                             Investments, Inc.                                                Funds, Inc. and
                                                                                                              INVESCO Variable
                                                                                                              Investment Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003      Consultant                                                       None
  Trustee
                                             Formerly: President and Chief Executive Officer, AMC
                                             Cancer Research Center; and Chairman and Chief Executive
                                             Officer, First Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001      Of Counsel, law firm of Baker & McKenzie                         Badgley Funds, Inc.
  Trustee                                                                                                    (registered investment
                                                                                                             company)
------------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003      Co-President and Founder, Green, Manning & Bunch Ltd.,           None
  Trustee                                    (investment banking firm); and Director, Policy Studies,
                                             Inc. and Van Gilder Insurance Corporation
                                             Formerly: General Counsel and Director, Boettcher & Co.; and
                                             Chairman and Managing Partner, law firm of Davis, Graham &
                                             Stubbs
------------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992      Chairman, Crockett Technology Associates (technology             ACE Limited (insurance
  Trustee                                    consulting company)                                              company); and
                                                                                                             Captaris, Inc.
                                                                                                             (unified messaging
                                                                                                             provider)
------------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000      Director of a number of public and private business              Cortland Trust, Inc.
  Trustee                                    corporations, including the Boss Group Ltd. (private             (Chairman) (registered
                                             investment and management) and Magellan Insurance Company        investment company);
                                             Formerly: Director, President and Chief Executive Officer,       Annuity and Life Re
                                             Volvo Group North America, Inc.; Senior Vice President, AB       (Holdings), Ltd.
                                             Volvo; and director of various affiliated Volvo Group            (insurance company)
                                             companies
------------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998      Formerly: Chairman, Mercantile Mortgage Corp.; President and     None
  Trustee                                    Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                             Co.; and President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997      Chief Executive Officer, Twenty First Century Group, Inc.        Administaff
  Trustee                                    (government affairs company) and Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------------


(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1991               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1994               Managing Director and Chief Fixed Income Officer, A I M
  Vice President                                       Capital Management, Inc., and Vice President, A I M
                                                       Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1991               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046               Suite 100                       Suite 100                       Houston, TX 77002
                                Houston, TX 77046               Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the tax year November 1, 2003 through November 23, 2003, 3.96% is eligible for the dividends received deduction for corporations.

For the tax year November 1, 2003 through November 23, 2003, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual amount for the calendar year will be designated in the Fund's year end tax statement.

DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                              FIXED INCOME

AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                        AIM Developing Markets Fund
AIM Basic Balanced Fund*                  AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                      AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                        AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund              AIM Global Growth Fund                         AIM Intermediate Government Fund
AIM Charter Fund                          AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                    AIM Global Value Fund(4)                       AIM Money Market Fund
AIM Dent Demographic Trends Fund          AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund1            AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                  AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund            INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund
AIM Libra Fund
AIM  Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund                       SECTOR EQUITY                         TAX-FREE
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                  AIM Global Health Care Fund                    AIM High Income Municipal Fund
AIM Opportunities II Fund                 AIM Real Estate Fund                           AIM Municipal Bond Fund
AIM Opportunities III Fund                INVESCO Advantage Health Sciences Fund         AIM Tax-Exempt Cash Fund
AIM Premier Equity Fund                   INVESCO Energy Fund                            AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                    INVESCO Financial Services Fund
AIM Small Cap Equity Fund(2)              INVESCO Gold & Precious Metals Fund
AIM Small Cap Growth Fund(3)              INVESCO Health Sciences Fund
AIM Trimark Endeavor Fund                 INVESCO Leisure Fund
AM Trimark Small Companies Fund           INVESCO Multi-Sector Fund
AIM Weingarten Fund                       INVESCO Technology Fund
INVESCO Core Equity Fund                  INVESCO Utilities Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


* Domestic equity and income fund


(1)Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2)AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4)Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5)Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund. For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.




                                                  AIMinvestments.com   EGR-AR-1


                                                 YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------------
MUTUAL   RETIREMENT  ANNUITIES    COLLEGE   SEPARATELY  OFFSHORE   ALTERNATIVE   CASH           [AIM INVESTMENTS LOGO APPEARS HERE]
FUNDS    PRODUCTS                 SAVINGS   MANAGED     PRODUCTS   INVESTMENTS   MANAGEMENT               --Servicemark--
                                  PLANS     ACCOUNTS

                                               AIM GLOBAL AGGRESSIVE GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER IMAGE]






             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

================================================================================
AIM GLOBAL AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE ABOVE-AVERAGE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:


o Unless otherwise stated, information      sharing plans. Plans that have existing       o The unmanaged MSCI All Country (AC)
presented is as of 10/31/03 and is based    accounts invested in Class B shares will      World Free Index tracks the performance
on total net assets.                        continue to be allowed to make additional     of approximately 50 developed and
                                            purchases.                                    emerging countries covered by Morgan
o AIM Global Aggressive Growth Fund's                                                     Stanley Capital International. A "free"
performance figures are historical, and     o International investing presents            index represents investable opportunities
they reflect fund expenses, the             certain risks not associated with             for global investors, taking into account
reinvestment of distributions, and          investing solely in the United States.        the local market restrictions on share
changes in net asset value.                 These include risks relating to               ownership by foreign investors.
                                            fluctuations in the value of the U.S.
o When sales charges are included in        dollar relative to the values of other        o The unmanaged Standard & Poor's
performance figures, Class A share          currencies, the custody arrangements made     Composite Index of 500 Stocks (the S&P
performance reflects the maximum 4.75%      for the fund's foreign holdings,              500--Registered Trademark--) is an index
sales charge, and Class B and Class C       differences in accounting, political          of common stocks frequently used as a
share performance reflects the applicable   risks and the lesser degree of public         general measure of U.S. stock market
contingent deferred sales charge (CDSC)     information required to be provided by        performance.
for the period involved. The CDSC on        non-U.S. companies.
Class B shares declines from 5% beginning                                                 o The unmanaged MSCI Japan Index is a
at the time of purchase to 0% at the        o The fund's investment return and            market-value-weighted average of the
beginning of the seventh year. The CDSC     principal value will fluctuate, so an         performance of more than 300 securities
on Class C shares is 1% for the first       investor's shares, when redeemed, may be      on the Japanese stock exchanges tracked
year after purchase. The performance of     worth more or less than their original        by Morgan Stanley Capital International.
the fund's share classes will differ due    cost.
to different sales charge structures and                                                  o A direct investment cannot be made in
class expenses.                             o Investing in small and mid-size             an index. Unless otherwise indicated,
                                            companies may involve risks not               index results include reinvested
o A 2% redemption fee will be imposed on    associated with investing in more             dividends, and they do not reflect sales
certain redemptions or exchanges out of     established companies. Also, small            charges or fund expenses.
the fund within 30 days of purchase.        companies may have business risk,
Exceptions to the redemption fee are        significant stock price fluctuations and      A description of the policies and
listed in the fund's prospectus.            illiquidity.                                  procedures that the fund uses to
                                                                                          determine how to vote proxies relating to
o Effective 9/30/03, Class B shares are     o Industry classifications used in this       portfolio securities is available without
not available as an investment for          report are generally according to the         charge, upon request, by calling
retirement plans maintained pursuant to     Global Industry Classification Standard,      800-959-4246, or on the AIM Web site,
Section 401 of the Internal Revenue Code,   which was developed by and is the             AIMinvestments.com.
including 401(k) plans, money purchase      exclusive property and a service mark of
pension plans and profit                    Morgan Stanley Capital International Inc.
                                            and Standard & Poor's.

=======================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE           This report may be distributed only to shareholders or
                                                                to persons who have received a current prospectus of
                                                                the fund.
=======================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                     harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently          o  Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                believe may be vulnerable to harmful short-term
                    allegations of improper activities by             trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former             or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken
private class or derivative actions also were filed in the      together, eliminate the possibility of short-term trading
wake of the regulators' actions.                                strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
   Investors are understandably concerned and frustrated        subjective. We have always sought and continue to seek to
about these reports, and we would like to take this             make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation       manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,       of our fund shareholders. And we remain committed to being
AMVESCAP PLC, believe that these civil actions are without      as vigilant as possible in the future to identify and
merit. IFG is contesting the charges.                           address any harmful market timing investors who have the
                                                                potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by          Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Although past performance is no guarantee of future results,
ongoing investigation of market timing.                         there appear to be indicators that the economy and stock
                                                                markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                 encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.      At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to       to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe        company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we        have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new    shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive      maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most              our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                          have any further questions or concerns about your AIM
                                                                Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented               /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                    Mark H. Williamson
                                                                Chairman and President              President and CEO
                                                                The AIM Family of Funds             AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

ECONOMIC RECOVERY BENEFITS                                                                spending on manufactured goods declined
GLOBAL MARKETS AND FUND                                                                   in August. However, preliminary
                                                                                          estimates indicates euro zone annualized
Amid signs of an improving global           year ended October 31, 2003. The U.S.         GDP rose 0.4% in the third quarter and
economic environment, AIM Global            economy also appeared to rally in 2003        recent business surveys offer promise.
Aggressive Growth Fund, along with many     as the nation's gross domestic product        Euro-area industrial confidence
global equity markets, posted positive      (GDP) expanded at an annualized rate of       increased in both August and September,
returns for the reporting period ended      3.3% in the second quarter and 8.2% in        and the Purchasing Manager's Index--a
October 31, 2003. For the fiscal year       the third quarter of 2003. The job            survey of purchasing managers that
covered by this report, the fund's Class    market remained weak, however, as the         measures the general health of the
A, Class B and Class C shares returned      nation's unemployment rate stood at 6.0%      manufacturing sector--increased for the
29.82%, 29.08% and 29.17%, respectively,    at the close of the reporting period.         fourth consecutive month in October.
at net asset value. Over the same
period, the fund significantly                 In Asia, Japan's economy finally              In monetary affairs, policy settings
outperformed its benchmark, the MSCI All    appeared to be showing signs of a             for many major economies became more
Country (AC) World Free Index, which        cyclical upswing. While deflationary          expansionary during the reporting
returned 24.86%.                            pressures still persist, industrial           period. The Federal Reserve, Bank of
                                            production rose strongly in September.        England and the European Central Bank
MARKET CONDITIONS                           Amid this backdrop, Japanese equities         all reduced short-term interest rates in
                                            rose sharply through the summer but sold      2003; leaving their benchmark rates at
As the global economic recovery appeared    off in late October. Despite the fall,        1.00%, 3.50% and 2.00%, respectively, as
to gain momentum in 2003, equity markets    however, the MSCI Japan Index returned        of October 31, 2003. Monetary
in the U.S. and abroad generally posted     32.94% for the fiscal year.                   authorities in many Asian countries also
positive returns for the fiscal year,                                                     adopted expansionary policies during the
with emerging market stocks generally          While European stock markets posted        reporting period.
outperforming those in developed            some of the best regional returns for
countries. Market returns and economic      the fiscal year, growth in the euro zone         On the currency front, although the
growth, however, varied considerably by     remains weak. According to a recent           U.S. dollar showed a few pockets of
region.                                     report by the Bank of England, there          strength during the fiscal year, for the
                                            continues to be a contrast between weak       most part, foreign currencies proved
   In the United States, the S&P 500,       euro area economic data and more              stronger. During the reporting period,
frequently cited as a measure of the        promising business survey indicators.         the British pound, Canadian dollar,
performance of the U.S. stock market,       Euro zone annualized GDP fell by 0.1% in      euro, Swiss franc, and Japanese yen
returned 20.79% for the                     the second quarter and French consumer        appreciated significantly against the
                                                                                          U.S. dollar.

==================================================================================================================================
TOTAL RETURNS                               TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
10/31/02-10/31/03
                                             1. Anglo Irish Bank Corp. PLC                 1. Diversified Banks              10.4%
                                                (Ireland)                       5.0%

                                             2. AO VimpelCom-ADR (Russia)       1.8        2. Pharmaceuticals                 6.8

                                             3. Taro Pharmaceutical Industries             3. Semiconductors                  3.8
                                                Ltd. (Israel)                   1.8

                                             4. Willis Group Holdings Ltd.                 4. Data Processing & Outsourced
                                                (Bermuda)                       1.6           Services                        3.4

                                             5. Enterprise Inns PLC (United                5. Wireless Telecommunication
                BAR CHART                       Kingdom)                        1.4           Services                        3.4

AIM GLOBAL AGGRESSIVE                        6. ICAP PLC (United Kingdom)       1.3        6. Industrial Machinery            3.2
GROWTH FUND
CLASS A SHARES AT NAV            29.82%      7. Travis Perkins PLC (United                 7. Electronic Equipment
MSCI AC WORLD                                   Kingdom)                        1.3           Manufacturers                   2.9
FREE INDEX                       24.86%
                                             8. OTP Bank Rt. (Hungary)          1.2        8. Health Care Equipment           2.9

                                             9. Samsung Electronics Co., Ltd.              9. Auto Parts & Equipment          2.7
                                                (South Korea)                   1.2

                                            10. Banco Popolare di Verona e                10. Asset Management &
                                                Novara Scrl (Italy)             1.1           Custody Banks                   2.4

Source: Lipper, Inc.                                                                      *Excludes money market fund holdings.

Performance comparisons for other share                                                   The fund's holdings are subject to
classes can be found in the Fund vs.                                                      change, and there is no assurance that
Index table on the opposite page.                                                         the fund will continue to hold any
                                                                                          particular security.
==================================================================================================================================

YOUR FUND                                   fund's holdings. On a regional basis,                      JASON T. HOLZER
                                            roughly one-third of the portfolio's        [PHOTO OF      Mr. Holzer, Chartered
Stocks in the financials and health care    assets were in European equities,           JASON T.       Financial Analyst, is
sectors contributed the most to fund        one-third in U.S. stocks, with the          HOLZER]        co-manager of AIM Global
performance during the fiscal year.         remainder divided among stocks in Asia,                    Aggressive Growth Fund.
Anglo Irish Bank Corp. is an example of     Latin America and the South Pacific         Mr. Holzer joined AIM in 1996. He
a financial stock that benefited the        (Australia).                                received a B.A. in quantitative
fund. Headquartered in Dublin, we                                                       economics and an M.S. in
believe this Irish business bank               At the end of the fiscal year, more      engineering-economic systems from
continued to experience significant         than 80% of the fund's holdings were in     Stanford University.
growth.                                     small- and mid-cap stocks. This proved
                                            positive for the fund as global                            ROBERT M. KIPPES
Taro Pharmaceutical Industries, a           small-cap stocks significantly              [PHOTO OF      Mr. Kippes is co-manager
multi-national, science-based               outperformed their larger-cap               ROBERT M.      of AIM Global Aggressive
pharmaceutical company headquartered in     counterparts during the fiscal year.        KIPPES]        Growth Fund. He joined
Israel, also contributed to performance                                                                AIM in 1989. Mr. Kippes
in the health care sector. Taro reported    IN CLOSING                                  received a B.B.A. in finance from
a 50% increase in sales for the third                                                   Stephen F. Austin State University.
quarter of 2003 from a year prior. The      After a few challenging years, global
company attributes increased sales to       markets began to post strong returns                       BARRETT K. SIDES
growth in their core U.S. generics          again in 2003. Whether world-wide market    [PHOTO OF      Mr. Sides is co-manager
business and sales of proprietary           rallies are sustainable remains to be       BARRETT K.     of AIM Global Aggressive
prescription products.                      seen. Regardless, we will continue to       SIDES]         Growth Fund. He joined
                                            focus on stocks with above-average,                        AIM in 1990. Mr. Sides
   A stock that proved a drag on            long-term growth in earnings and strong     graduated with a B.S. in economics from
performance during the fiscal year was      prospects for future growth to achieve      Bucknell University. He also received a
U.S.-based CDW Corp., a provider of         the fund's investment objective.            master's in international business from
technology solutions for businesses,                                                    the University of St. Thomas.
government agencies and educational               See important fund and index
institutions. Despite record third               disclosures inside front cover.        Assisted by Asia Pacific Team,
quarter sales, sharply rising                                                           Europe/Canada Team and Mid Cap Growth
advertising costs and other expenses                                                    Team
caused third quarter 2003 earnings to
fall below year-ago levels.

   Since the beginning of the fiscal
year, we increased the number of stocks
in the fund's portfolio from 133 to 164.
We feel this gives us an even greater
opportunity to diversify the

=====================================================================================
TOP 10 COUNTRIES*                           FUND VS. INDEX
                                            Total returns 10/31/02-10/31/03,
 1. United States                   33.5%   excluding sales charges

 2. United Kingdom                   9.2    Class A Shares                     29.82%

 3. Japan                            7.1    Class B Shares                     29.08

 4. Ireland                          5.7    Class C Shares                     29.17

 5. Bermuda                          3.2    MSCI All Country (AC) World Free
                                            Index                              24.86
 6. Germany                          3.2
                                            TOTAL NUMBER OF HOLDINGS*            164
 7. Switzerland                      3.0
                                            TOTAL NET ASSETS            $860 million
 8. Mexico                           2.7

 9. Taiwan                           2.7

10. South Korea                      2.6

=====================================================================================

                                                          [GRAPHIC]

                                                  For More Information Visit

                                                      AIMinvestments.com

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/03*

                                [MOUNTAIN CHART]

     DATE     AIM GLOBAL AGGRESSIVE  AIM GLOBAL AGGRESSIVE    MSCI AC
                   GROWTH FUND            GROWTH FUND          WORLD
                 CLASS A SHARES         CLASS B SHARES      FREE INDEX
  9/15/1994        $   9525               $ 10000           $ 10000
   10/31/94            9735                 10210             10016
    1/31/95            9258                  9710              9418
    4/30/95           10305                 10789             10317
    7/31/95           12514                 13079             10938
   10/31/95           12467                 13020             10809
    1/31/96           12856                 13407             11740
    4/30/96           14700                 15304             12263
    7/31/96           14012                 14571             11882
   10/31/96           15062                 15635             12522
    1/31/97           16019                 16609             13219
    4/30/97           14833                 15363             13553
    7/31/97           17911                 18515             15779
   10/31/97           16516                 17059             14534
    1/31/98           15837                 16336             15279
    4/30/98           18722                 19286             17181
    7/31/98           17785                 18292             17164
   10/31/98           15166                 15574             16428
    1/31/99           17353                 17791             18607
    4/30/99           17431                 17852             19774
    7/31/99           18624                 19045             19943
   10/31/99           20975                 21424             20703
    1/31/00           29482                 30065             21877
    4/30/00           29824                 30374             22345
    7/31/00           28493                 28985             21842
   10/31/00           26064                 26474             20867
    1/31/01           24040                 24386             20405
    4/30/01           19733                 20002             18699
    7/31/01           18516                 18738             17642
   10/31/01           15933                 16102             15619
    1/31/02           16491                 16640             16276
    4/30/02           16882                 17016             16351
    7/31/02           14592                 14689             14086
   10/31/02           13933                 14016             13499
    1/31/03           13692                 13747             13163
    4/30/03           14287                 14339             14034
    7/31/03           16123                 16154             15472
   10/31/03        $  18093               $ 18187           $ 16907            Source: Lipper, Inc.

*Index performance is for the period 8/31/94-10/31/03

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes. Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

==================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                In addition to fund returns as of the         CLASS C SHARES
As of 10/31/03, including sales charges     close of the fiscal year, industry            Inception (8/4/97)                -1.39%
                                            regulations require us to provide             5 Years                            2.82
CLASS A SHARES                              average annual total returns (including       1 Year                            22.67
Inception (9/15/94)                6.71%    sales charges) for periods ended
5 Years                            2.59     9/30/03, the most recent calendar             Past performance cannot guarantee
1 Year                            23.64     quarter-end, which were as follows.           comparable future results. DUE TO
                                                                                          SIGNIFICANT MARKET VOLATILITY, RESULTS
CLASS B SHARES                              AVERAGE ANNUAL TOTAL RETURNS                  OF AN INVESTMENT MADE TODAY MAY DIFFER
Inception (9/15/94)                6.77%    As of 9/30/03, including sales charges        SUBSTANTIALLY FROM THE HISTORICAL
5 Years                            2.73                                                   PERFORMANCE SHOWN. CALL YOUR FINANCIAL
1 Year                            24.08     CLASS A SHARES                                ADVISOR FOR MORE CURRENT PERFORMANCE.
                                            Inception (9/15/94)                5.99%
CLASS C SHARES                              5 Years                            2.36
Inception (8/4/97)                -0.31%    1 Year                            18.35
5 Years                            3.05
1 Year                            28.17     CLASS B SHARES
                                            Inception (9/15/94)                6.05%
                                            5 Years                            2.50
                                            1 Year                            18.70
==================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-61.97%

AUSTRALIA-1.33%

Boral Ltd. (Construction Materials)             1,045,900   $   4,071,296
-------------------------------------------------------------------------
Computershare Ltd. (Data Processing &
  Outsourced Services)                          1,432,900       3,630,603
-------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        182,400       3,743,714
=========================================================================
                                                               11,445,613
=========================================================================

AUSTRIA-1.05%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                         82,000       9,034,775
=========================================================================

BELGIUM-0.39%

Delhaize Group (Food Retail)(a)                    70,600       3,340,981
=========================================================================

BERMUDA-3.18%

Esprit Holdings Ltd. (Apparel Retail)           1,825,500       5,735,835
-------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   3,188,000       5,357,397
-------------------------------------------------------------------------
Marvell Technology Group Ltd.
  (Semiconductors)(a)                              65,000       2,851,550
-------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                        403,300      13,429,890
=========================================================================
                                                               27,374,672
=========================================================================

BRAZIL-0.37%

Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                          135,600       3,186,600
=========================================================================

CANADA-1.60%

Cognos, Inc. (Application Software)(a)             95,700       3,298,779
-------------------------------------------------------------------------
Power Financial Corp. (Other Diversified
  Financial Services)                              72,600       2,499,290
-------------------------------------------------------------------------
Research In Motion Ltd. (Communications
  Equipment)(a)                                    52,100       2,301,330
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 05/16/03; Cost
  $4,266,652)(a)(b)(c)(d)                         256,500       5,631,911
=========================================================================
                                                               13,731,310
=========================================================================

CHINA-0.20%

Weiqiao Textile Co. Ltd.-Series H (Textiles)
  (Acquired 09/24/03; Cost $1,774,426)(a)(c)    1,478,000       1,731,972
=========================================================================

FRANCE-1.15%

Autoroutes du Sud de la France (Highways &
  Railtracks)                                     103,000       3,161,989
-------------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)            24,900       4,759,492
-------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)         20,500       1,971,103
=========================================================================
                                                                9,892,584
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

GERMANY-3.17%

Continental A.G. (Tires & Rubber)                 273,340   $   9,246,201
-------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)         99,510       5,512,563
-------------------------------------------------------------------------
KarstadtQuelle A.G. (Department Stores)           161,600       4,002,454
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/29/02-10/30/03; Cost
  $4,715,039)(c)                                   58,662       8,527,244
=========================================================================
                                                               27,288,462
=========================================================================

GREECE-1.40%

Coca-Cola Hellenic Bottling Co. S.A. (Soft
  Drinks)                                         248,100       4,788,275
-------------------------------------------------------------------------
Cosmote Mobile Communications S.A. (Wireless
  Telecommunication Services)                     298,925       3,421,342
-------------------------------------------------------------------------
Greek Organisation of Football Prognostics
  S.A. (Casinos & Gaming) (Acquired 07/14/03-
  08/13/03; Cost $3,507,653)(c)                   315,000       3,868,065
=========================================================================
                                                               12,077,682
=========================================================================

HONG KONG-0.84%

Cathay Pacific Airways Ltd. (Airlines)          2,590,000       4,952,805
-------------------------------------------------------------------------
China Merchants Holdings International Co.
  Ltd. (Industrial Conglomerates)               1,662,000       2,247,218
=========================================================================
                                                                7,200,023
=========================================================================

HUNGARY-1.19%

OTP Bank Rt. (Diversified Banks)                  843,300      10,276,371
=========================================================================

INDIA-1.74%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                               242,400       6,462,384
-------------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       392,500       8,514,704
=========================================================================
                                                               14,977,088
=========================================================================

INDONESIA-0.42%

PT Telekomunikasi Indonesia (Integrated
  Telecommunication Services)                   5,100,000       3,601,483
=========================================================================

IRELAND-5.74%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                        3,566,315      42,677,337
-------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 21,300       2,376,201
-------------------------------------------------------------------------
Independent News & Media PLC (Publishing)       1,970,400       4,291,307
=========================================================================
                                                               49,344,845
=========================================================================

ISRAEL-1.82%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            243,260      15,629,455
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

ITALY-1.11%

Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)                             618,000   $   9,521,764
=========================================================================

JAPAN-7.13%

Daiwa House Industry Co., Ltd. (Homebuilding)     240,000       2,590,462
-------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                 136,700       8,223,398
-------------------------------------------------------------------------
Hosiden Corp. (Electronic Equipment
  Manufacturers)                                  304,000       4,205,315
-------------------------------------------------------------------------
Ibiden Co., Ltd. (Electronic Equipment
  Manufacturers)                                  213,000       2,965,872
-------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   289,000       6,128,231
-------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)                                   81,700       7,918,684
-------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                186,000       7,329,632
-------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)                                      344,000       7,325,810
-------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile Manufacturers)     428,000       6,193,302
-------------------------------------------------------------------------
THK CO., Ltd. (Industrial Machinery)              135,900       2,758,072
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        205,100       5,655,743
=========================================================================
                                                               61,294,521
=========================================================================

MEXICO-2.69%

Alfa, S.A.-Class A (Industrial Conglomerates)   1,970,100       5,622,727
-------------------------------------------------------------------------
Americal Movil S.A. de C.V.-ADR (Wireless
  Telecommunication Services)                     295,200       7,025,760
-------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/21/04 (Construction Materials)(e)             16,212          34,856
-------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Diversified Banks)(a)                4,663,800       3,974,144
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (Hypermarkets & Super Centers)                2,478,400       6,477,419
=========================================================================
                                                               23,134,906
=========================================================================

NETHERLANDS-1.16%

Euronext N.V. (Specialized Finance)                96,200       2,345,873
-------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                      485,800       2,465,225
-------------------------------------------------------------------------
Koninklijke Numico N.V.-Dutch Ctfs. (Packaged
  Foods & Meats)                                  228,900       5,146,934
=========================================================================
                                                                9,958,032
=========================================================================

NORWAY-0.79%

Telenor A.S.A. (Integrated Telecommunication
  Services)                                     1,248,900       6,763,821
=========================================================================

RUSSIA-2.22%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                    241,890      15,747,039
-------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)                      43,100       3,339,819
=========================================================================
                                                               19,086,858
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

SINGAPORE-0.43%

Venture Corp. Ltd. (Electronic Manufacturing
  Services)                                       345,000   $   3,748,491
=========================================================================

SOUTH KOREA-2.60%

Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction, Farm Machinery & Heavy
  Trucks)(a)                                      244,000       3,278,074
-------------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)            462,000       3,189,303
-------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)                  155,180       5,664,365
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                         25,800      10,245,881
=========================================================================
                                                               22,377,623
=========================================================================

SPAIN-0.95%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      347,000       4,309,249
-------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    136,600       3,886,479
=========================================================================
                                                                8,195,728
=========================================================================

SWEDEN-1.69%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                      128,000       4,476,496
-------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      844,300       6,843,025
-------------------------------------------------------------------------
Tele2 A.B.-Class B (Integrated
  Telecommunication Services)(a)                   64,100       3,211,259
=========================================================================
                                                               14,530,780
=========================================================================

SWITZERLAND-3.02%

Geberit A.G. (Building Products)                   15,630       6,413,384
-------------------------------------------------------------------------
Nobel Biocare Holding A.G. (Health Care
  Supplies)                                        40,700       3,598,142
-------------------------------------------------------------------------
Schindler Holding A.G. (Industrial
  Machinery)(a)                                     6,400       1,609,072
-------------------------------------------------------------------------
Schindler Holding A.G.-COP (Industrial
  Machinery)(a)                                     3,800         850,492
-------------------------------------------------------------------------
Straumann A.G. (Health Care Equipment)             31,100       3,683,322
-------------------------------------------------------------------------
Swiss Life Holding (Life & Health
  Insurance)(a)                                    30,600       5,170,770
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       87,300       4,660,038
=========================================================================
                                                               25,985,220
=========================================================================

TAIWAN-2.68%

Ambit Microsystems Corp. (Computer Storage &
  Peripherals)                                    840,700       2,304,306
-------------------------------------------------------------------------
Compal Electronics Inc. (Computer Hardware)     3,287,160       4,989,353
-------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)                    379,350       3,913,130
-------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)                                779,900       2,459,455
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           4,741,579       9,362,977
=========================================================================
                                                               23,029,221
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THAILAND-0.69%

Kasikornbank PLC (Diversified Banks)(a)         2,342,000   $   2,608,736
-------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     3,213,000       3,317,553
=========================================================================
                                                                5,926,289
=========================================================================

UNITED KINGDOM-9.22%

Cattles PLC (Consumer Finance)                    614,500       3,322,240
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 829,800      11,890,647
-------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              548,885       7,037,344
-------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         488,150      11,405,552
-------------------------------------------------------------------------
Inchcape PLC (Distributors)                       162,100       3,752,772
-------------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                          331,600       8,143,317
-------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                       1,865,700       7,082,854
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          1,151,400       8,712,968
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         885,275       7,025,455
-------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      539,740      10,918,564
=========================================================================
                                                               79,291,713
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $365,083,367)                           532,978,883
=========================================================================

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-33.50%

AIR FREIGHT & LOGISTICS-0.48%

Expeditors International of Washington, Inc.      110,000       4,129,400
=========================================================================

APPAREL RETAIL-0.67%

Chico's FAS, Inc.(a)                               75,000       2,815,500
-------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            127,500       2,943,975
=========================================================================
                                                                5,759,475
=========================================================================

APPLICATION SOFTWARE-1.09%

Fair Isaac Corp.                                   57,000       3,635,460
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       49,400       2,294,136
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               165,000       3,425,400
=========================================================================
                                                                9,354,996
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.47%

Investors Financial Services Corp.                 89,300       3,154,969
-------------------------------------------------------------------------
Legg Mason, Inc.                                   88,000       7,326,000
-------------------------------------------------------------------------
T. Rowe Price Group Inc.                           52,000       2,139,800
=========================================================================
                                                               12,620,769
=========================================================================

AUTO PARTS & EQUIPMENT-0.95%

Autoliv, Inc.-SDR                                 131,300       4,307,006
-------------------------------------------------------------------------
Gentex Corp.                                      100,000       3,905,000
=========================================================================
                                                                8,212,006
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

BIOTECHNOLOGY-0.48%

Celgene Corp.(a)                                  100,000   $   4,169,000
=========================================================================

BROADCASTING & CABLE TV-0.39%

Univision Communications Inc.-Class A(a)           97,920       3,324,384
=========================================================================

COMMUNICATIONS EQUIPMENT-1.48%

Comverse Technology, Inc.(a)                      230,800       4,163,632
-------------------------------------------------------------------------
QLogic Corp.(a)                                    40,400       2,264,420
-------------------------------------------------------------------------
UTStarcom, Inc.(a)                                200,000       6,300,000
=========================================================================
                                                               12,728,052
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.41%

Best Buy Co., Inc.                                 60,000       3,498,600
=========================================================================

CONSTRUCTION & ENGINEERING-0.57%

Jacobs Engineering Group Inc.(a)                  105,000       4,863,600
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.47%

AGCO Corp.(a)                                     224,700       4,044,600
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.02%

Affiliated Computer Services, Inc.-Class A(a)     150,000       7,339,500
-------------------------------------------------------------------------
CheckFree Corp.(a)                                102,600       2,824,578
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                   141,500       4,997,780
-------------------------------------------------------------------------
Iron Mountain Inc.(a)                             118,000       4,512,320
-------------------------------------------------------------------------
Paychex, Inc.                                      90,000       3,502,800
-------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      100,000       2,805,000
=========================================================================
                                                               25,981,978
=========================================================================

DEPARTMENT STORES-0.26%

Kohl's Corp.(a)                                    40,000       2,242,800
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.62%

Apollo Group, Inc.-Class A(a)                      70,000       4,447,100
-------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc.(a)          20,000         859,200
=========================================================================
                                                                5,306,300
=========================================================================

EMPLOYMENT SERVICES-1.09%

Monster Worldwide Inc.(a)                         160,000       4,075,200
-------------------------------------------------------------------------
Robert Half International Inc.(a)                 225,000       5,312,250
=========================================================================
                                                                9,387,450
=========================================================================

ENVIRONMENTAL SERVICES-0.27%

Stericycle, Inc.(a)                                50,000       2,309,000
=========================================================================

GENERAL MERCHANDISE STORES-0.40%

Dollar Tree Stores, Inc.(a)                        89,800       3,428,564
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.49%

Omnicare, Inc.                                    110,600   $   4,240,404
=========================================================================

HEALTH CARE EQUIPMENT-2.47%

ResMed Inc.(a)                                     74,600       3,116,042
-------------------------------------------------------------------------
Synthes-Stratec, Inc.                               7,590       6,942,211
-------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   109,400       6,995,036
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           65,600       4,185,936
=========================================================================
                                                               21,239,225
=========================================================================

HEALTH CARE SERVICES-1.18%

Express Scripts, Inc.(a)                          100,000       5,492,000
-------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          119,700       4,661,118
=========================================================================
                                                               10,153,118
=========================================================================

HEALTH CARE SUPPLIES-0.81%

Fisher Scientific International Inc.(a)           173,000       6,963,250
=========================================================================

INDUSTRIAL MACHINERY-1.15%

Danaher Corp.                                      90,000       7,456,500
-------------------------------------------------------------------------
Eaton Corp.                                        24,200       2,425,808
=========================================================================
                                                                9,882,308
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.04%

Bear Stearns Cos. Inc. (The)                       65,000       4,956,250
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      55,800       4,017,600
=========================================================================
                                                                8,973,850
=========================================================================

LEISURE PRODUCTS-0.26%

Marvel Enterprises, Inc.(a)                        75,000       2,208,750
=========================================================================

MANAGED HEALTH CARE-0.25%

Aetna Inc.                                         38,000       2,181,580
=========================================================================

MULTI-LINE INSURANCE-0.28%

HCC Insurance Holdings, Inc.                       83,800       2,441,932
=========================================================================

OIL & GAS DRILLING-0.95%

Patterson-UTI Energy, Inc.(a)                     202,400       5,786,616
-------------------------------------------------------------------------
Pride International, Inc.(a)                      147,700       2,419,326
=========================================================================
                                                                8,205,942
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.88%

National-Oilwell, Inc.(a)                         250,000       4,767,500
-------------------------------------------------------------------------
Varco International, Inc.(a)                      160,000       2,814,400
=========================================================================
                                                                7,581,900
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.36%

Newfield Exploration Co.(a)                        78,900       3,134,697
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

PHARMACEUTICALS-1.45%

Eon Labs, Inc.(a)                                  70,000   $   2,947,700
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              150,000       9,502,500
=========================================================================
                                                               12,450,200
=========================================================================

REGIONAL BANKS-0.34%

Southwest Bancorp. of Texas, Inc.                  81,500       2,926,665
=========================================================================

RESTAURANTS-0.97%

Brinker International, Inc.(a)                    125,000       3,978,750
-------------------------------------------------------------------------
Starbucks Corp.(a)                                137,300       4,338,680
=========================================================================
                                                                8,317,430
=========================================================================

SEMICONDUCTORS-1.61%

Altera Corp.(a)                                   110,300       2,231,369
-------------------------------------------------------------------------
Linear Technology Corp.                           100,000       4,261,000
-------------------------------------------------------------------------
LSI Logic Corp.(a)                                350,000       3,234,000
-------------------------------------------------------------------------
Microchip Technology Inc.                         125,000       4,088,750
=========================================================================
                                                               13,815,119
=========================================================================

SPECIALTY CHEMICALS-0.28%

Valspar Corp. (The)                                50,000       2,385,000
=========================================================================

SPECIALTY STORES-2.39%

Bed Bath & Beyond Inc.(a)                         103,900       4,388,736
-------------------------------------------------------------------------
Staples, Inc.(a)                                  275,000       7,375,500
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          250,000       8,832,500
=========================================================================
                                                               20,596,736
=========================================================================

TECHNOLOGY DISTRIBUTORS-1.05%

CDW Corp.                                         150,000       9,007,500
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

Radian Group Inc.                                  63,700       3,369,730
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.78%

Fastenal Co.                                      150,000       6,670,500
=========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $233,070,596)                    288,106,810
=========================================================================

MONEY MARKET FUNDS-3.07%

STIC Liquid Assets Portfolio(f)                13,178,755      13,178,755
-------------------------------------------------------------------------
STIC Prime Portfolio(f)                        13,178,755      13,178,755
=========================================================================
    Total Money Market Funds (Cost
      $26,357,510)                                             26,357,510
=========================================================================
TOTAL INVESTMENTS-98.54% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $624,511,473)                 847,443,203
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-15.81%

STIC Liquid Assets Portfolio(f)(g)             67,998,953   $  67,998,953
-------------------------------------------------------------------------
STIC Prime Portfolio(f)(g)                     67,998,954      67,998,954
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $135,997,907)                                     135,997,907
=========================================================================
TOTAL INVESTMENTS-114.35% (Cost $760,509,380)                 983,441,110
=========================================================================
OTHER ASSETS LESS LIABILITIES-(14.35%)                       (123,406,254)
=========================================================================
NET ASSETS-100.00%                                          $ 860,034,856
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
COP    - Certificates of Participation
Ctfs.  - Certificates
SDR    - Swedish Depositary Receipt
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $19,759,192, which represented 2.30% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of this security considered illiquid at 10/31/03 represented 0.65% of the Fund's net assets.
(e) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $598,153,963)*                              $  821,085,693
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $162,355,417)                            162,355,417
------------------------------------------------------------
Foreign currencies, at value (cost
  $11,425,538)                                    11,401,398
------------------------------------------------------------
Cash                                               2,999,997
------------------------------------------------------------
Receivables for:
  Investments sold                                15,486,944
------------------------------------------------------------
  Capital stock sold                                 227,603
------------------------------------------------------------
  Dividends                                          328,265
------------------------------------------------------------
Investment for deferred compensation plan             67,025
------------------------------------------------------------
Other assets                                          61,675
============================================================
     Total assets                              1,014,014,017
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           13,654,608
------------------------------------------------------------
  Capital stock reacquired                         2,605,753
------------------------------------------------------------
  Deferred compensation plan                          67,025
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      135,997,907
------------------------------------------------------------
Accrued distribution fees                            512,942
------------------------------------------------------------
Accrued directors' fees                               71,699
------------------------------------------------------------
Accrued transfer agent fees                          629,578
------------------------------------------------------------
Accrued operating expenses                           439,649
============================================================
     Total liabilities                           153,979,161
============================================================
Net assets applicable to shares outstanding   $  860,034,856
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)    $  908,474,206
------------------------------------------------------------
Undistributed net investment income (loss)          (140,210)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (271,234,706)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              222,935,566
============================================================
                                              $  860,034,856
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  465,854,702
____________________________________________________________
============================================================
Class B                                       $  374,026,747
____________________________________________________________
============================================================
Class C                                       $   20,153,407
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     32,628,984
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     27,808,914
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      1,497,810
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        14.28
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $14.28 divided by
       95.25%)                                $        14.99
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        13.45
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        13.46
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $130,595,645 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $915,292)        $  8,280,348
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       231,459
--------------------------------------------------------------------------
Interest                                                            45,579
--------------------------------------------------------------------------
Securities lending                                                 420,504
==========================================================================
    Total investment income                                      8,977,890
==========================================================================

EXPENSES:

Advisory fees                                                    7,183,961
--------------------------------------------------------------------------
Administrative services fees                                       199,512
--------------------------------------------------------------------------
Custodian fees                                                     715,743
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,093,225
--------------------------------------------------------------------------
  Class B                                                        3,607,240
--------------------------------------------------------------------------
  Class C                                                          188,488
--------------------------------------------------------------------------
Transfer agent fees                                              4,116,449
--------------------------------------------------------------------------
Directors' fees                                                     23,207
--------------------------------------------------------------------------
Other                                                              583,336
==========================================================================
    Total expenses                                              18,711,161
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (61,104)
==========================================================================
    Net expenses                                                18,650,057
==========================================================================
Net investment income (loss)                                    (9,672,167)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities (net of tax on sale of foreign
    investments of $150,326 -- Note 1E)                         27,799,873
--------------------------------------------------------------------------
  Foreign currencies                                               220,851
--------------------------------------------------------------------------
  Futures contracts                                               (182,984)
==========================================================================
                                                                27,837,740
==========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of change in estimated tax on
    foreign investments held of $25,766 -- Note 1E)            192,846,597
--------------------------------------------------------------------------
  Foreign currencies                                               388,741
==========================================================================
                                                               193,235,338
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            221,073,078
==========================================================================
Net increase in net assets resulting from operations          $211,400,911
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003              2002
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (9,672,167)   $  (15,311,459)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     27,837,740      (155,410,958)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           193,235,338        54,124,434
=============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 211,400,911      (116,597,983)
=============================================================================================
Share transactions-net:
  Class A                                                       (55,232,478)     (104,866,509)
---------------------------------------------------------------------------------------------
  Class B                                                      (104,788,041)     (135,727,235)
---------------------------------------------------------------------------------------------
  Class C                                                        (3,906,281)       (6,268,941)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (163,926,800)     (246,862,685)
=============================================================================================
    Net increase (decrease) in net assets                        47,474,111      (363,460,668)
=============================================================================================

NET ASSETS:

  Beginning of year                                             812,560,745     1,176,021,413
=============================================================================================
  End of year (including undistributed investment income
    (loss) of $(140,210) and $(128,848) for 2003 and 2002,
    respectively)                                             $ 860,034,856    $  812,560,745
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective November 25, 2003, the Fund redomesticated as a series portfolio of a newly formed Delaware statutory trust, AIM International Mutual Funds.

    The Fund's investment objective is above-average long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $5,105. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $40,620 for Class A, Class B and Class C shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $199,512 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $2,246,108 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $2,093,225, $3,607,240 and $188,488, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $65,241 in front-end sales commissions from the sale of Class A shares and $244,404 ,$8 and $17,014 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $15,295 and reductions in custodian fees of $84 under an expense offset arrangements which resulted in a reduction of the Fund's total expenses of $15,379.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director of the Company who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $3,535 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A member of that firm is a Director of the Company.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $130,595,645 were on loan to brokers. The loans were secured by cash collateral of $135,997,907 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $420,504 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

    There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

    As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 221,150,075
------------------------------------------------------------
Temporary book/tax differences                      (140,210)
------------------------------------------------------------
Capital loss carryforward                       (269,449,215)
------------------------------------------------------------
Capital (par value and additional paid-in)       908,474,206
============================================================
Total net assets                               $ 860,034,856
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies written of $3,837.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of director deferral of compensation and director retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $112,245,103
----------------------------------------------------------
October 31, 2010                               157,204,112
==========================================================
Total capital loss carryforward               $269,449,215
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $486,452,638 and $629,598,992, respectively.

   UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT
                 SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $229,787,088
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (8,640,850)
===========================================================
Net unrealized appreciation of investment
  securities                                   $221,146,238
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $762,294,872.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2003, undistributed net investment income (loss) was increased by $9,660,805, undistributed net realized gains (losses) decreased by $71,616 and paid in capital decreased by $9,589,189. This reclassification had no effect on net assets of the Fund.


NOTE 10--CAPITAL STOCK INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN CAPITAL STOCK OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      68,284,222    $ 794,508,847     60,670,511    $ 751,546,029
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,029,386       11,457,035      1,348,844       16,159,835
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,302,210       25,526,168      1,454,890       17,014,301
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,977,413       35,471,200        265,149        3,136,806
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,153,173)     (35,471,200)      (281,263)      (3,136,806)
==========================================================================================================================
Reacquired:
  Class A                                                     (75,474,194)    (885,212,525)   (68,922,876)    (859,549,344)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,319,506)     (80,773,876)   (12,604,513)    (148,750,264)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,636,776)     (29,432,449)    (1,982,324)     (23,283,242)
==========================================================================================================================
                                                              (13,990,418)   $(163,926,800)   (20,051,582)   $(246,862,685)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                          ---------------------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------------------------------------------
                                            2003                2002           2001              2000                1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  11.00            $  12.58       $  25.87         $    21.95           $  15.87
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.13)              (0.15)(a)      (0.13)             (0.28)(a)          (0.17)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.41               (1.43)         (8.42)              5.56               6.25
===========================================================================================================================
    Total from investment operations          3.28               (1.58)         (8.55)              5.28               6.08
===========================================================================================================================
Less distributions from net realized
  gains                                         --                  --          (4.74)             (1.36)                --
===========================================================================================================================
Net asset value, end of period            $  14.28            $  11.00       $  12.58         $    25.87           $  21.95
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                              29.82%             (12.56)%       (38.87)%            24.27%             38.31%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $465,855            $405,360       $563,828         $1,103,740           $852,198
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets       2.10%(c)(d)         2.00%          1.87%              1.65%              1.80%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.97)%(c)          (1.19)%        (0.75)%            (0.96)%            (0.95)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                         64%                 73%            87%                62%                60%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $418,645,092.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.11%.

                                                                             CLASS B
                                          ------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                          ------------------------------------------------------------------------------
                                            2003             2002             2001              2000              1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  10.42         $  11.97         $  24.98         $    21.35         $  15.52
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.19)           (0.20)(a)        (0.21)             (0.42)(a)        (0.27)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.22            (1.35)           (8.06)              5.41             6.10
========================================================================================================================
    Total from investment operations          3.03            (1.55)           (8.27)              4.99             5.83
========================================================================================================================
Less distributions from net realized
  gains                                         --               --            (4.74)             (1.36)              --
========================================================================================================================
Net asset value, end of period            $  13.45         $  10.42         $  11.97         $    24.98         $  21.35
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                              29.08%          (12.95)%         (39.19)%            23.56%           37.56%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $374,027         $388,101         $583,933         $1,158,979         $926,972
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets       2.60%(c)(d)      2.51%            2.39%              2.19%            2.37%
========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.47)%(c)       (1.70)%          (1.27)%            (1.50)%          (1.52)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                         64%              73%              87%                62%              60%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $360,723,958.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.61%.


                                                                          CLASS C
                                          -----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------------------------
                                           2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 10.42         $ 11.98         $ 24.99         $ 21.35         $ 15.52
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.19)          (0.20)(a)       (0.21)          (0.42)(a)       (0.27)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 3.23           (1.36)          (8.06)           5.42            6.10
=================================================================================================================
    Total from investment operations         3.04           (1.56)          (8.27)           5.00            5.83
=================================================================================================================
Less distributions from net realized
  gains                                        --              --           (4.74)          (1.36)             --
=================================================================================================================
Net asset value, end of period            $ 13.46         $ 10.42         $ 11.98         $ 24.99         $ 21.35
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                             29.17%         (13.02)%        (39.17)%         23.61%          37.56%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $20,153         $19,099         $28,260         $50,908         $16,325
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets      2.60%(c)(d)     2.51%           2.39%           2.19%           2.37%
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.47)%(c)      (1.70)%         (1.28)%         (1.50)%         (1.52)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                        64%             73%             87%             62%             60%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $18,848,844.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.61%.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to:

(i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors/Trustees and Shareholders of AIM Global Aggressive Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Funds, Inc. now known as AIM International Mutual Funds; hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on the financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Funds, Inc., a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003, on November 11, 2003, on November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  84,066,011      2,989,031      83,338,957**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  109,217,698      3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  116,710,545      3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  137,239,949      4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND          TRUSTEE AND/
POSITION(S) HELD WITH THE        OR OFFICER    PRINCIPAL OCCUPATION(S)                                     OTHER DIRECTORSHIP(S)
TRUST                            SINCE         DURING PAST 5 YEARS                                         HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946    1991          Director and Chairman, A I M Management Group Inc.          None
  Trustee, Chairman and                        (financial services holding company); and Director
  President                                    and Vice Chairman, AMVESCAP PLC and Chairman of
                                               AMVESCAP PLC -- AIM Division (parent of AIM and a
                                               global investment management firm)
                                               Formerly: President and Chief Executive Officer, A I M
                                               Management Group Inc.; Director, Chairman and
                                               President, A I M Advisors, Inc. (registered
                                               investment advisor); and Director and Chairman, A I M
                                               Capital Management, Inc. (registered investment
                                               advisor), A I M Distributors, Inc. (registered broker
                                               dealer), AIM Investment Services, Inc., (registered
                                               transfer agent), and Fund Management Company
                                               (registered broker dealer); and Chief Executive
                                               Officer, AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951  2003          Director, President and Chief Executive Officer, A I M      Director and Chairman,
  Trustee and Executive Vice                   Management Group Inc. (financial services holding           INVESCO Bond Funds,
  President                                    company); Director, Chairman and President, A I M           Inc., INVESCO
                                               Advisors, Inc. (registered investment advisor);             Combination Stock &
                                               Director, A I M Capital Management, Inc. (registered        Bond Funds, Inc.,
                                               investment advisor) and A I M Distributors, Inc.            INVESCO Counselor
                                               (registered broker dealer); Director and Chairman,          Series Funds, Inc.,
                                               AIM Investment Services, Inc. (registered transfer          INVESCO International
                                               agent); and Fund Management Company (registered             Funds, Inc., INVESCO
                                               broker dealer); and Chief Executive Officer, AMVESCAP       Manager Series Funds,
                                               PLC -- AIM Division (parent of AIM and a global             Inc., INVESCO Money
                                               investment management firm)                                 Market Funds, Inc.,
                                               Formerly: Director, Chairman, President and Chief           INVESCO Sector Funds,
                                               Executive Officer, INVESCO Funds Group, Inc. and            Inc., INVESCO Stock
                                               INVESCO Distributors, Inc.; Chief Executive Officer,        Funds, Inc., INVESCO
                                               AMVESCAP PLC -- Managed Products; Chairman and Chief        Treasurer's Series
                                               Executive Officer of NationsBanc Advisors, Inc.; and        Funds, Inc. and
                                               Chairman of NationsBanc Investments, Inc.                   INVESCO Variable
                                                                                                           Investment Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936        2003          Consultant                                                  None
  Trustee
                                               Formerly: President and Chief Executive Officer, AMC
                                               Cancer Research Center; and Chairman and Chief
                                               Executive Officer, First Columbia Financial
                                               Corporation
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939        2001          Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc.
  Trustee                                                                                                  (registered investment
                                                                                                           company)
---------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942      2003          Co-President and Founder, Green, Manning & Bunch            None
  Trustee                                      Ltd., (investment banking firm); and Director, Policy
                                               Studies, Inc. and Van Gilder Insurance Corporation
                                               Formerly: General Counsel and Director, Boettcher &
                                               Co.; and Chairman and Managing Partner, law firm of
                                               Davis, Graham & Stubbs
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
  Trustee                                      consulting company)                                         company); and
                                                                                                           Captaris, Inc.
                                                                                                           (unified messaging
                                                                                                           provider)
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941       2000          Director of a number of public and private business         Cortland Trust, Inc.
  Trustee                                      corporations, including the Boss Group Ltd. (private        (Chairman) (registered
                                               investment and management) and Magellan Insurance           investment company);
                                               Company Formerly: Director, President and Chief             Annuity and Life Re
                                               Executive Officer, Volvo Group North America, Inc.;         (Holdings), Ltd.
                                               Senior Vice President, AB Volvo; and director of            (insurance company)
                                               various affiliated Volvo Group companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935    1998          Formerly: Chairman, Mercantile Mortgage Corp.;              None
  Trustee                                      President and Chief Operating Officer,
                                               Mercantile-Safe Deposit & Trust Co.; and President,
                                               Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group,        Administaff
  Trustee                                      Inc. (government affairs company) and Texana
                                               Timber LP
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                   HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin     Cortland Trust, Inc.
  Trustee                                              Naftalis and Frankel LLP              (registered investment
                                                                                             company)
---------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution          General Chemical
  Trustee                                              Services (San Diego, California)      Group, Inc.,
                                                       Formerly: Associate Justice of the    Wheelabrator
                                                       California Court of Appeals           Technologies, Inc.
                                                                                             (waste management
                                                                                             company), Fisher
                                                                                             Scientific, Inc.,
                                                                                             Henley Manufacturing,
                                                                                             Inc. (laboratory
                                                                                             supplies), and
                                                                                             California Coastal
                                                                                             Properties, Inc.
---------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer,    None
  Trustee                                              YWCA of the USA
---------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock &        None
  Trustee                                              Cooper
---------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                               None
  Trustee
---------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President,             None
  Trustee                                              Development and Operations Hines
                                                       Interests Limited Partnership (real
                                                       estate development company)
---------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired                               None
  Trustee
---------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President,      N/A
  Senior Vice President                                Secretary and General Counsel, A I
                                                       M Management Group Inc. (financial
                                                       services holding company) and A I M
                                                       Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc.,
                                                       A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and
                                                       Director, Vice President and
                                                       General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and
                                                       General Counsel, Liberty Financial
                                                       Companies, Inc.; and Senior Vice
                                                       President and General Counsel,
                                                       Liberty Funds Group, LLC
---------------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1991               Director, Chairman and Director of    N/A
  Senior Vice President                                Investments, A I M Capital
                                                       Management, Inc.; Director and
                                                       Executive Vice President, A I M
                                                       Management Group Inc.; Director and
                                                       Senior Vice President, A I M
                                                       Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer
                                                       and President, A I M Capital
                                                       Management Inc.
---------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1994               Managing Director and Chief Fixed     N/A
  Vice President                                       Income Officer, A I M Capital
                                                       Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief           N/A
  Vice President                                       Research Officer -- Fixed Income,
                                                       A I M Capital Management, Inc.; and
                                                       Vice President, A I M Advisors,
                                                       Inc.
---------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance   N/A
  Vice President                                       Officer, A I M Advisors, Inc. and
                                                       A I M Capital Management, Inc.; and
                                                       Vice President, AIM Investment
                                                       Services, Inc.
---------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors,       N/A
  Vice President                                       Inc., and President, Chief
                                                       Executive Officer and Chief
                                                       Investment Officer, A I M Capital
                                                       Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1991               Vice President and Fund Treasurer,    N/A
  Vice President and Treasurer                         A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046               Suite 100                       Suite 100                       Houston, TX 77002
                                Houston, TX 77046               Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

             DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund
AIM Mid Cap Basic Value Fund                              SECTOR EQUITY                  AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                                                             AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    AIM Real Estate Fund                         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Advantage Health Sciences Fund
AIM Opportunities III Fund                  INVESCO Energy Fund
AIM Premier Equity Fund                     INVESCO Financial Services Fund
AIM Select Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Small Cap Equity Fund(2)                INVESCO Health Sciences Fund
AIM Small Cap Growth Fund(3)                INVESCO Leisure Fund
AIM Trimark Endeavor Fund                   INVESCO Multi-Sector Fund
AM Trimark Small Companies Fund             INVESCO Technology Fund
AIM Weingarten Fund                         INVESCO Utilities Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.




                                                  AIMinvestments.com    GLA-AR-1

                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management               --Servicemark--
                               Plans    Accounts

                                                          AIM Global Growth Fund
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






     YOUR GOALS. OUR SOLUTIONS.                   [AIM LOGO APPEARS HERE]
         --Servicemark--                              --Servicemark--

================================================================================
AIM GLOBAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o International investing presents           o The unmanaged MSCI Japan Index is a
presented is as of 10/31/03 and is based    certain risks not associated with            market-value-weighted average of the
on total net assets.                        investing solely in the United States.       performance of more than 300 securities
                                            These include risks relating to              on the Japanese stock exchanges tracked
o AIM Global Growth Fund's performance      fluctuations in the value of the U.S.        by Morgan Stanley Capital International.
figures are historical, and they reflect    dollar relative to the values of other
fund expenses, the reinvestment of          currencies, the custody arrangements         o A direct investment cannot be made in
distributions, and changes in net asset     made for the fund's foreign holdings,        an index. Unless otherwise indicated,
differences in accounting, political         index results include reinvested
value.                                      risks and the lesser degree of public        dividends, and they do not reflect sales
                                            information required to be provided by       charges or fund expenses.
o When sales charges are included in        non-U.S. companies.
performance figures, Class A share                                                       A description of the policies and
performance reflects the maximum 4.75%      o The fund's investment return and           procedures that the fund uses to
sales charge, and Class B and Class C       principal value will fluctuate, so an        determine how to vote proxies relating
share performance reflects the              investor's shares, when redeemed, may be     to portfolio securities is available
applicable contingent deferred sales        worth more or less than their original       without charge, upon request, by calling
charge (CDSC) for the period involved.      cost.                                        800-959-4246, or on the AIM Web site,
The CDSC on Class B shares declines from                                                 AIMinvestments.com.
5% beginning at the time of purchase to     o Industry classifications used in this
0% at the beginning of the seventh year.    report are generally according to the
The CDSC on Class C shares is 1% for the    Global Industry Classification Standard,
first year after purchase. The              which was developed by and is the
performance of the fund's share classes     exclusive property and a service mark of
will differ due to different sales          Morgan Stanley Capital International
charge structures and class expenses.       Inc. and Standard & Poor's.

o A 2% redemption fee will be imposed on    o The unmanaged MSCI World Index is a
certain redemptions or exchanges out of     group of global securities tracked by
the fund within 30 days of purchase.        Morgan Stanley Capital International.
Exceptions to the redemption fee are
listed in the fund's prospectus.            o The unmanaged Standard & Poor's
                                            Composite Index of 500 Stocks (the S&P
o Effective 9/30/03, Class B shares are     500--Registered Trademark--) is an index
not available as an investment for          of common stocks frequently used as a
retirement plans maintained pursuant to     general measure of U.S. stock market
Section 401 of the Internal Revenue         performance.
Code, including 401(k) plans, money
purchase pension plans and profit
sharing plans. Plans that have existing
accounts invested in Class B shares will
continue to be allowed to make
additional purchases.




=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE        This report may be distributed only to shareholders or
                                                             to persons who have received a current prospectus of
                                                             the fund.
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                     harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently          o  Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                believe may be vulnerable to harmful short-term
                    allegations of improper activities by             trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former             or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken
private class or derivative actions also were filed in the      together, eliminate the possibility of short-term trading
wake of the regulators' actions.                                strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
   Investors are understandably concerned and frustrated        subjective. We have always sought and continue to seek to
about these reports, and we would like to take this             make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation       manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,       of our fund shareholders. And we remain committed to being
AMVESCAP PLC, believe that these civil actions are without      as vigilant as possible in the future to identify and
merit. IFG is contesting the charges.                           address any harmful market timing investors who have the
                                                                potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by          Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Although past performance is no guarantee of future results,
ongoing investigation of market timing.                         there appear to be indicators that the economy and stock
                                                                markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                 encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.      At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to       to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe        company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we        have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new    shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive      maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most              our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                          have any further questions or concerns about your AIM
                                                                Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented
                                                                /s/ ROBERT H. GRAHAM                   /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                       Mark H. Williamson
                                                                Chairman and President                 President and CEO
                                                                The AIM Family of Funds                AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


                                                                                         August. However, preliminary
                                                                                         estimates indicate euro zone annualized
MARKETS AROUND THE WORLD REBOUND AMIDST                                                  GDP rose 0.4% in the third quarter, and
GLOBAL ECONOMIC RECOVERY                                                                 recent business surveys also offered
                                                                                         promise. Euro-area industrial confidence
Amid signs of an improving global           appeared to rally in 2003 as the             increased in both August and September
economic environment, AIM Global Growth     nation's gross domestic product (GDP)        and the
Fund posted positive returns for the        expanded at an annualized rate of 3.3%
reporting period ended October 31, 2003.    in the second quarter and 8.2% in the        ========================================
For the fiscal year covered by this         third quarter of 2003. The job market
report, the fund's Class A, Class B and     remained weak, however, as the nation's      DURING THE REPORTING PERIOD, THE BRITISH
Class C shares returned 17.77%, 17.19%,     unemployment rate stood at 6.0% at the
and 17.19%, respectively, at net asset      close of the reporting period.                 POUND, CANADIAN DOLLAR, EURO, SWISS
value. The fund's benchmark, the MSCI
World Index, posted a higher return of         In Asia, Japan's economy finally            FRANC, AND JAPANESE YEN APPRECIATED
23.71% due in part, we believe, to the      appeared to be showing signs of a
fact the market appeared to reward          cyclical upswing. While deflationary          SIGNIFICANTLY AGAINST THE U.S. DOLLAR.
high-beta stocks, which we were not         pressures persisted, industrial
invested in.                                production rose strongly in September.       ========================================
                                            Amid this backdrop, Japanese equities
MARKET CONDITIONS                           rose sharply through the summer but sold     Purchasing Managers Index--a
                                            off in late October. Despite the fall,       survey of purchasing managers that
As global economic recovery appeared to     however, the MSCI Japan Index returned       measures the general health of the
gain momentum in 2003, equity markets in    32.94% for the fiscal year.                  manufacturing sector--increased for the
the U.S. and abroad generally posted                                                     fourth consecutive month in October.
positive returns for the fiscal year,          While European stock markets posted
with emerging market stocks generally       some of the best regional returns for           In monetary affairs, policy settings
outperforming those in developed            the fiscal year, growth in the euro zone     for many major economies became more
countries. Market returns and economic      remained weak. According to a recent         expansionary during the reporting
growth, however, varied considerably by     report by the Bank of England, there         period. The Federal Reserve, the Bank of
region.                                     continues to be a contrast between weak      England and the European Central Bank
                                            euro area economic data and more             all reduced short-term interest rates in
   In the United States, the S&P 500,       promising business survey indicators.        2003, leaving their benchmark rates at
frequently cited as a measure of the        Annualized GDP in the euro zone fell by      1.00%, 3.50% and 2.00%, respectively,
performance of the U.S. stock market,       0.1% in the second quarter, and French
returned 20.79% for the year ended          consumer spending on manufactured goods
October 31, 2003. The U.S. economy also     declined in


==================================================================================================================================
TOP 10 equity holdings*                                          TOP 10 INDUSTRIES*

 1. Teva Pharmaceutical Industries Ltd.-ADR (Israel)      3.2%    1. Pharmaceuticals                                         8.7%

 2. Samsung Electronics Co., Ltd. (South Korea)           1.8     2. Electronic Equipment Manufacturers                      6.0

 3. Nitto Denko Corp. (Japan)                             1.7     3. Integrated Oil & Gas                                    5.2

 4. Microsoft Corp.                                       1.7     4. Semiconductors                                          4.1

 5. Hoya Corp. (Japan)                                    1.7     5. Diversified Banks                                       4.1

 6. Vodafone Group PLC (United Kingdom)                   1.5     6. Systems Software                                        3.9

 7. Canon Inc. (Japan)                                    1.5     7. Health Care Equipment                                   3.0

 8. VERITAS Software Corp.                                1.5     8. Diversified Capital Markets                             2.7

 9. Citigroup Inc.                                        1.5     9. Wireless Telecommunication Services                     2.7

10. Intel Corp.                                           1.5    10. Household Products                                      2.6

*Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

as of October 31, 2003. Monetary            pharmaceutical company based in Israel.                            KIRK L. ANDERSON
authorities in many Asian countries also    Teva reported net income of $157 million       [PHOTO OF           Mr. Anderson is
adopted expansionary policies during the    for the third quarter, up 63% from a           KIRK L.             co-manager of the
reporting period.                           year ago, while diluted                        ANDERSON]           AIM Global Growth
                                            earnings-per-share reached $0.53, up 47%                           Fund. He joined AIM
   During the reporting period, the         from the prior year.                           in 1994. Mr. Anderson earned a B.A. in
British pound, Canadian dollar, euro,                                                      political science from Texas A&M
Swiss franc, and Japanese yen                  Sega Corporation, however, detracted        University. He also received an M.S. in
appreciated significantly against the       from fund performance as the company           finance from the University of Houston.
U.S. dollar.                                faced delays in bringing new game titles
                                            to market. As of the end of the
YOUR FUND                                   reporting period, we longer owned the                              MATTHEW W. DENNIS
                                            stock.                                         [PHOTO OF           Mr. Dennis,
The fund's investment strategy is to                                                       MATTHEW W.          Chartered Financial
focus on stocks which are thought to           Although all sectors appeared to            DENNIS]             Analyst, is a
have above-average, long-term growth in     contribute positively to fund                                      co-manager of AIM
earnings and strong prospects for future    performance for the fiscal year,               Global Growth Fund. He has been in the
growth. To that end, stocks in the          utility, telecommunications services and       investment business since 1994. Mr.
information technology and health care      industrial stocks contributed the least.       Dennis received a B.A. in economics from
sectors contributed most positively to                                                     The University of Texas at Austin. He
fund performance during the fiscal year.       On a regional basis, given the              also earned an M.S. in finance from
                                            improving economic climate in the United       Texas A&M University.
   Online retailer Amazon.com is a good     States, we found more investment
example of a stock that benefited fund      opportunities in U.S. stocks and
performance during the fiscal year. By      therefore increased our exposure there.
aggressively cutting prices and offering                                                                       CLAS G. OLSSON Mr.
customers free shipping, Amazon has         IN CLOSING                                     [PHOTO OF           Olsson is co-manager
sharply increased its sales and                                                            CLAS G.             of AIM Global Growth
profitability. For the third quarter,       After a few challenging years, global          OLSSON]             Fund. Mr. Olsson
sales rose from $851 million in 2002 to     markets began to post strong returns                               joined AIM in 1994.
$1.13 billion in 2003, transforming a       again in 2003. Whether world-wide market       Mr. Olsson became a commissioned naval
$10 million third-quarter loss in 2002      rallies are sustainable remains to be          officer at the Royal Swedish Naval
into a $52 million third-quarter profit     seen. Regardless of economic or market         Academy in 1988. He also received a
in 2003 and boosting the company's share    trends, we remain committed to owning          B.B.A. from The University of Texas at
price.                                      stocks that fit the fund's investment          Austin.
                                            objective.
   A strong performer for the fund in
the health care sector was Teva                   See important fund and index                                 BARRETT K. SIDES Mr.
Pharmaceuticals, a global                       disclosures inside front cover.            [PHOTO OF           Sides is co-manager
                                                                                           BARRETT K.          of AIM Global Growth
                                                                                           SIDES]              Fund. He joined AIM
                                                                                                               in 1990. Mr. Sides
                                                                                           graduated with a B.S. in economics from
                                                                                           Bucknell University. He also received a
                                                                                           master's in international business from
                                                                                           the University of St. Thomas.

                                                                                           Assisted by Large Cap Growth Team, Asia
                                                                                           Pacific Team and Europe/Canada Team

                                    [GRAPHIC]


                                                      For More Information Visit

                                                              AIMinvestments.com


===============================================================================================
TOP 10 COUNTRIES*

 1. United States                   40.8%             TOTAL NUMBER OF HOLDINGS*            118

 2. United Kingdom                  12.4              TOTAL NET ASSETS          $544.5 BILLION

 3. Japan                           10.4

 4. France                           4.6

 5. Canada                           3.6

 6. Switzerland                      3.4

 7. Israel                           3.2

 8. Italy                            2.2

 9. Germany                          2.0

10. Netherlands                      1.9
===============================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/03*


   DATE             AIM GLOBAL        AIM GLOBAL
                    GROWTH FUND       GROWTH FUND           MSCI
                  CLASS A SHARES    CLASS B SHARES      WORLD INDEX
 9/15/1994           $  9525          $  10000          $  10000
10/31/1994              9744             10220             10010
 1/31/1995              9062              9490              9516
 4/30/1995             10092             10549             10466
 7/31/1995             11578             12109             11073
10/31/1995             11741             12260             10959
 1/31/1996             12314             12840             11875
 4/30/1996             13245             13796             12424
 7/31/1996             12847             13359             12049
10/31/1996             13768             14296             12745
 1/31/1997             14797             15343             13396
 4/30/1997             14632             15149             13708
 7/31/1997             17327             17918             15976
10/31/1997             16143             16676             14883
 1/31/1998             16712             17232             15750
 4/30/1998             19180             19760             17689
 7/31/1998             19686             20249             17845
10/31/1998             17826             18306             17153
 1/31/1999             20969             21509             19470
 4/30/1999             21073             21575             20511
 7/31/1999             21761             22252             20612
10/31/1999             23970             24476             21427
 1/31/2000             29077             29657             22441
 4/30/2000             29357             29894             23031
 7/31/2000             28626             29100             22543
10/31/2000             26721             27142             21661
 1/31/2001             23603             23931             21068
 4/30/2001             19032             19282             19343
 7/31/2001             17986             18193             18243
10/31/2001             15722             15880             16134
 1/31/2002             16239             16380             16670
 4/30/2002             16510             16628             16664
 7/31/2002             14246             14339             14354
10/31/2002             13653             13727             13738
 1/31/2003             12996             13046             13354
 4/30/2003             13631             13669             14235
 7/31/2003             14818             14838             15613
10/31/2003          $  16069          $  16163          $  16995       Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

*Index performance is for the period 8/31/94-10/31/03

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


===================================================================================================================================
FUND VS. INDEXES                            AVERAGE ANNUAL TOTAL RETURNS                   In addition to fund returns as of the
TOTAL RETURNS 10/31/02-10/31/03,            As of 10/31/03, including sales charges        close of the fiscal year, industry
excluding sales charges                                                                    regulations require us to provide
                                            CLASS A SHARES                                 average annual total returns (including
CLASS A SHARES                   17.77%     Inception (9/15/94)                   5.33%    sales charges) for periods ended
                                             5 Years                             -3.00     9/30/03, the most recent calendar
CLASS B SHARES                   17.19       1 Year                              12.19     quarter-end, which were as follows.

CLASS C SHARES                   17.19      CLASS B SHARES                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                                           As of 9/30/03, including sales charges
MSCI World Index                 23.71      Inception (9/15/94)                   5.40%    CLASS A SHARES
                                             5 Years                             -2.92     Inception (9/15/94)                4.70%
                                             1 Year                              12.19      5 Years                          -3.26
                                                                                            1 Year                           11.77
                                            CLASS C SHARES
                                                                                           CLASS B SHARES
                                            Inception (8/4/97)                   -1.52%
                                             5 Years                             -2.56     Inception (9/15/94)                4.76%
                                             1 Year                              16.19      5 Years                          -3.19
                                                                                            1 Year                           11.87

                                                                                           CLASS C SHARES

                                                                                           Inception (8/4/97)                -2.46%
                                                                                            5 Years                          -2.81
                                                                                            1 Year                           15.86
===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-55.18%

AUSTRALIA-0.82%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         538,700     $  4,468,425
==========================================================================

BERMUDA-1.18%

Ingersoll-Rand Co.-Class A (Industrial
  Machinery)                                       50,000        3,020,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                     90,000        3,402,000
==========================================================================
                                                                 6,422,000
==========================================================================

BRAZIL-0.81%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       111,600        2,365,920
--------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                           86,300        2,028,050
==========================================================================
                                                                 4,393,970
==========================================================================

CANADA-3.59%

Bombardier Inc.-Class B (Aerospace & Defense)     418,000        1,876,799
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/13/02-11/14/02; Cost $2,455,102)(b)           67,500        3,268,771
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       96,300        2,921,502
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                73,000        2,941,593
--------------------------------------------------------------------------
Royal Bank of Canada (Diversified Banks)           40,150        1,933,047
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        313,600        6,585,957
==========================================================================
                                                                19,527,669
==========================================================================

CAYMAN ISLANDS-0.63%

Noble Corp. (Oil & Gas Drilling)(a)               100,000        3,433,000
==========================================================================

FRANCE-4.64%

BNP Paribas S.A. (Diversified Banks)               84,910        4,446,052
--------------------------------------------------------------------------
Carrefour S.A. (Hypermarkets & Supercenters)       58,300        3,050,000
--------------------------------------------------------------------------
France Telecom S.A. (Integrated
  Telecommunication Services)(a)                   67,700        1,632,851
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)         35,170        3,381,643
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)            69,160        4,558,737
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)               23,160        1,714,418
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)                  41,759        6,467,833
==========================================================================
                                                                25,251,534
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

GERMANY-2.02%

Altana A.G. (Pharmaceuticals)                      52,855     $  3,319,271
--------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)(a)                  182,500        2,864,702
--------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Supercenters)(a)        74,200        3,023,967
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(a)         26,400        1,773,819
==========================================================================
                                                                10,981,759
==========================================================================

HONG KONG-1.01%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                       457,000        3,810,491
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                       203,000        1,718,766
==========================================================================
                                                                 5,529,257
==========================================================================

INDIA-0.83%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)                                      53,500        4,526,635
==========================================================================

ISRAEL-3.20%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               306,200       17,419,718
==========================================================================

ITALY-2.23%

Banca Intesa S.p.A. (Diversified Banks)           547,400        1,838,993
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 284,800        4,506,797
--------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)      285,000        2,869,075
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Diversified
  Banks)                                          602,700        2,960,359
==========================================================================
                                                                12,175,224
==========================================================================

JAPAN-10.37%

Canon Inc. (Office Electronics)                   170,000        8,230,797
--------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                        56,000        1,651,256
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment Manufacturers)                         54,200        6,664,015
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)                                  100,200        9,073,444
--------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)                                           740        4,020,568
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)                                   33,300        7,327,940
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           176,800        9,284,092
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              180,000        3,415,544
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      98,100        2,794,439
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
JAPAN-(CONTINUED)

Trend Micro Inc. (Application Software)(a)        144,600     $  3,987,423
==========================================================================
                                                                56,449,518
==========================================================================

MEXICO-0.86%

Telefonos de Mexico S.A. de C.V.-ADR
  (Integrated Telecommunication Services)          35,500        1,141,325
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (Hypermarkets & Super Centers)                1,350,600        3,529,859
==========================================================================
                                                                 4,671,184
==========================================================================

NETHERLANDS-1.86%

ABN AMRO Holding N.V. (Diversified Banks)         135,830        2,840,208
--------------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              132,800        1,735,340
--------------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunication Services)(a)                  506,600        3,838,135
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                           63,700        1,711,266
==========================================================================
                                                                10,124,949
==========================================================================

NORWAY-0.52%

Telenor A.S.A (Integrated Telecommunication
  Services)                                       527,400        2,856,305
==========================================================================

SINGAPORE-0.41%

Singapore Airlines Ltd. (Airlines)(a)             324,000        2,253,751
==========================================================================

SOUTH KOREA-1.79%

Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                         24,500        9,729,615
==========================================================================

SPAIN-1.05%

Banco Popular Espanol S.A. (Diversified
  Banks)                                           53,310        2,762,389
--------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)           170,000        2,954,047
==========================================================================
                                                                 5,716,436
==========================================================================

SWEDEN-1.58%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                       82,000        2,867,755
--------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson A.B.-Class B
  (Communications Equipment)                    1,551,500        2,653,592
--------------------------------------------------------------------------
Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                       110,000        3,060,743
==========================================================================
                                                                 8,582,090
==========================================================================

SWITZERLAND-3.42%

Alcon, Inc. (Health Care Supplies)                 79,000        4,353,690
--------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(a)                                     137,339        4,820,800
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               10,200        2,237,243
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Roche Holding A.G. (Pharmaceuticals)               39,800     $  3,281,035
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)             64,330        3,935,437
==========================================================================
                                                                18,628,205
==========================================================================

UNITED KINGDOM-12.36%

AstraZeneca PLC (Pharmaceuticals)                 155,375        7,288,962
--------------------------------------------------------------------------
Barclays PLC (Diversified Banks)                  445,000        3,748,304
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    1,100,750        3,441,942
--------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)             191,200        4,089,457
--------------------------------------------------------------------------
GUS PLC (Catalog Retail)(a)                       386,500        4,716,289
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              422,700        6,999,149
--------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)          627,760        3,005,596
--------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(a)                                  1,934,000        2,097,756
--------------------------------------------------------------------------
Next PLC (Department Stores)                      242,500        4,849,670
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        317,950        6,681,885
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         735,025        5,833,086
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,556,019        6,230,246
--------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   3,969,810        8,325,942
==========================================================================
                                                                67,308,284
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $234,948,732)                            300,449,528
==========================================================================

DOMESTIC COMMON STOCKS-40.38%

APPAREL RETAIL-0.60%

Gap, Inc. (The)                                   170,000        3,243,600
==========================================================================

BIOTECHNOLOGY-1.37%

Amgen Inc.(a)                                     121,000        7,472,960
==========================================================================

CASINOS & GAMING-0.87%

International Game Technology                     144,000        4,716,000
==========================================================================

COMMUNICATIONS EQUIPMENT-1.06%

Cisco Systems, Inc.(a)                            275,000        5,769,500
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.07%

Best Buy Co., Inc.                                100,000        5,831,000
==========================================================================

COMPUTER HARDWARE-1.35%

Dell Inc.(a)                                      120,000        4,334,400
--------------------------------------------------------------------------
International Business Machines Corp.              34,000        3,042,320
==========================================================================
                                                                 7,376,720
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

COMPUTER STORAGE & PERIPHERALS-1.21%

EMC Corp.(a)                                      475,000     $  6,574,000
==========================================================================

CONSUMER FINANCE-0.84%

SLM Corp.                                         117,000        4,581,720
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.92%

First Data Corp.                                  140,000        4,998,000
==========================================================================

DIVERSIFIED CAPITAL MARKETS-1.05%

J.P. Morgan Chase & Co.                           160,000        5,744,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.11%

Apollo Group, Inc.-Class A(a)                      95,000        6,035,350
==========================================================================

FOOTWEAR-0.65%

NIKE, Inc.-Class B                                 55,000        3,514,500
==========================================================================

HEALTH CARE EQUIPMENT-3.01%

Boston Scientific Corp.(a)                         85,000        5,756,200
--------------------------------------------------------------------------
Guidant Corp.                                      82,500        4,208,325
--------------------------------------------------------------------------
Medtronic, Inc.                                    57,000        2,597,490
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           60,000        3,828,600
==========================================================================
                                                                16,390,615
==========================================================================

HOME IMPROVEMENT RETAIL-0.88%

Home Depot, Inc. (The)                            130,000        4,819,100
==========================================================================

HOUSEHOLD PRODUCTS-1.35%

Procter & Gamble Co. (The)                         75,000        7,371,750
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.03%

Wal-Mart Stores, Inc.                              95,000        5,600,250
==========================================================================

INDUSTRIAL CONGLOMERATES-0.51%

3M Co.                                             35,000        2,760,450
==========================================================================

INTEGRATED OIL & GAS-0.54%

Exxon Mobil Corp.                                  80,000        2,926,400
==========================================================================

INTERNET RETAIL-2.13%

Amazon.com, Inc.(a)                               100,000        5,442,000
--------------------------------------------------------------------------
eBay Inc.(a)                                      110,000        6,153,400
==========================================================================
                                                                11,595,400
==========================================================================

INTERNET SOFTWARE & SERVICES-1.32%

Yahoo! Inc.(a)                                    165,000        7,210,500
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-1.00%

Goldman Sachs Group, Inc. (The)                    58,000     $  5,446,200
==========================================================================

MANAGED HEALTH CARE-1.57%

Aetna Inc.                                         47,000        2,698,270
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           115,000        5,851,200
==========================================================================
                                                                 8,549,470
==========================================================================

MOVIES & ENTERTAINMENT-0.48%

Viacom Inc.-Class B                                65,000        2,591,550
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.48%

Citigroup Inc.                                    170,000        8,058,000
==========================================================================

PERSONAL PRODUCTS-0.69%

Avon Products, Inc.                                55,000        3,737,800
==========================================================================

PHARMACEUTICALS-2.18%

Allergan, Inc.                                     33,000        2,495,460
--------------------------------------------------------------------------
Pfizer Inc.                                       165,000        5,214,000
--------------------------------------------------------------------------
Wyeth                                              94,000        4,149,160
==========================================================================
                                                                11,858,620
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.87%

Novellus Systems, Inc.(a)                         115,000        4,748,350
==========================================================================

SEMICONDUCTORS-4.11%

Analog Devices, Inc.(a)                           110,000        4,876,300
--------------------------------------------------------------------------
Intel Corp.                                       240,000        7,932,000
--------------------------------------------------------------------------
Linear Technology Corp.                           110,000        4,687,100
--------------------------------------------------------------------------
Microchip Technology Inc.                         150,000        4,906,500
==========================================================================
                                                                22,401,900
==========================================================================

SOFT DRINKS-0.53%

PepsiCo, Inc.                                      60,000        2,869,200
==========================================================================

SPECIALTY STORES-0.66%

Bed Bath & Beyond Inc.(a)                          85,000        3,590,400
==========================================================================

SYSTEMS SOFTWARE-3.94%

Microsoft Corp.                                   350,000        9,152,500
--------------------------------------------------------------------------
Oracle Corp.(a)                                   350,000        4,186,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         225,000        8,133,750
==========================================================================
                                                                21,472,250
==========================================================================
    Total Domestic Common Stocks (Cost
      $171,643,319)                                            219,855,555
==========================================================================

                                               PRINCIPAL         MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. TREASURY BILLS-0.37%

0.85%, 12/18/03 (Cost $1,997,781)(c)           $2,000,000(d)  $  1,997,781
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-3.47%

STIC Liquid Assets Portfolio(e)                 9,455,693        9,455,693
--------------------------------------------------------------------------
STIC Prime Portfolio(e)                         9,455,693        9,455,693
==========================================================================
    Total Money Market Funds (Cost
      $18,911,386)                                              18,911,386
==========================================================================
TOTAL INVESTMENTS-99.40% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $427,501,218)                  541,214,250
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.96%

STIC Liquid Assets Portfolio(e)(f)             32,430,653     $ 32,430,653
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $32,430,653)                                        32,430,653
==========================================================================
TOTAL INVESTMENTS-105.36% (Cost $459,931,871)                  573,644,903
==========================================================================
OTHER ASSETS LESS LIABILITIES-(5.36%)                          (29,171,009)
==========================================================================
NET ASSETS-100.00%                                            $544,473,894
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 10/31/03 represented 0.60% of the Fund's net assets. Unless otherwise indicated, this security is not considered to be illiquid.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 8.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $408,589,832)*                               $ 522,302,864
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $51,342,039)                              51,342,039
------------------------------------------------------------
Foreign currencies, at value (cost
  $1,823,326)                                      1,805,635
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,090,052
------------------------------------------------------------
  Variation margin                                     5,139
------------------------------------------------------------
  Capital stock sold                                 201,009
------------------------------------------------------------
  Dividends and interest                             593,849
------------------------------------------------------------
Investment for deferred compensation plan             49,371
------------------------------------------------------------
Other assets                                          36,512
============================================================
    Total assets                                 583,426,470
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,994,078
------------------------------------------------------------
  Capital stock reacquired                         2,449,725
------------------------------------------------------------
  Deferred compensation plan                          49,371
------------------------------------------------------------
  Collateral upon return of securities loaned     32,430,653
------------------------------------------------------------
Accrued distribution fees                            315,504
------------------------------------------------------------
Accrued directors' fees                               28,659
------------------------------------------------------------
Accrued transfer agent fees                          383,358
------------------------------------------------------------
Accrued operating expenses                           301,228
============================================================
    Total liabilities                             38,952,576
============================================================
Net assets applicable to shares outstanding    $ 544,473,894
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)   $ 883,610,818
------------------------------------------------------------
  Undistributed net investment income (loss)         (79,013)
------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign
    currencies, futures contracts and option
    contracts                                   (453,018,495)
------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and
    futures contracts                            113,960,584
============================================================
                                               $ 544,473,894
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 329,738,979
____________________________________________________________
============================================================
Class B                                        $ 181,890,932
____________________________________________________________
============================================================
Class C                                        $  32,843,983
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     22,116,661
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     12,830,760
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      2,315,729
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       14.91
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.91 divided
      by 95.25%)                               $       15.65
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       14.18
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       14.18
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $30,924,556 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $694,061)        $ 7,364,117
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      288,908
-------------------------------------------------------------------------
Interest                                                           15,263
-------------------------------------------------------------------------
Securities lending                                                283,347
=========================================================================
    Total investment income                                     7,951,635
=========================================================================

EXPENSES:

Advisory fees                                                   4,616,269
-------------------------------------------------------------------------
Administrative services fees                                      142,045
-------------------------------------------------------------------------
Custodian fees                                                    318,974
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,639,781
-------------------------------------------------------------------------
  Class B                                                       1,832,533
-------------------------------------------------------------------------
  Class C                                                         318,810
-------------------------------------------------------------------------
Transfer agent fees                                             2,792,448
-------------------------------------------------------------------------
Directors' fees                                                    18,746
-------------------------------------------------------------------------
Other                                                             490,651
=========================================================================
    Total expenses                                             12,170,257
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (40,680)
=========================================================================
    Net expenses                                               12,129,577
=========================================================================
Net investment income (loss)                                   (4,177,942)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (9,250,227)
-------------------------------------------------------------------------
  Foreign currencies                                              873,544
-------------------------------------------------------------------------
  Futures contracts                                               997,479
-------------------------------------------------------------------------
  Option contracts written                                        313,095
=========================================================================
                                                               (7,066,109)
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        99,287,098
-------------------------------------------------------------------------
  Foreign currencies                                              (35,074)
-------------------------------------------------------------------------
  Futures contracts                                               255,322
-------------------------------------------------------------------------
  Option contracts written                                         (7,821)
=========================================================================
                                                               99,499,525
=========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       92,433,416
=========================================================================
Net increase in net assets resulting from operations          $88,255,474
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                    2003            2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (4,177,942)   $  (7,462,645)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    (7,066,109)    (100,653,432)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             99,499,525       18,740,463
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  88,255,474      (89,375,614)
============================================================================================
Share transactions-net:
  Class A                                                       (61,964,974)     (52,935,575)
--------------------------------------------------------------------------------------------
  Class B                                                       (51,840,921)    (129,582,901)
--------------------------------------------------------------------------------------------
  Class C                                                        (6,896,642)     (11,592,089)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (120,702,537)    (194,110,565)
============================================================================================
    Net increase (decrease) in net assets                       (32,447,063)    (283,486,179)
============================================================================================

NET ASSETS:

  Beginning of year                                             576,920,957      860,407,136
============================================================================================
  End of year (including undistributed investment income
    (loss) of $(79,013) and $(68,156) for 2003 and 2002,
    respectively)                                             $ 544,473,894    $ 576,920,957
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective November 25, 2003, the Fund redomesticated as a series portfolio of a newly formed Delaware statutory trust, AIM International Mutual Funds.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $5,828. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $24,370 for Class A, Class B and Class C shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $142,045 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $1,536,624 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $1,639,781, $1,832,533 and $318,810, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2003, AIM Distributors retained $44,111 in front-end sales commissions from the sale of Class A shares and $43,611, $374 and $72,935 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $10,482 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $10,482.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director of the Company who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $3,154 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A member of that firm is a Director of the Company.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $30,924,556 were on loan to brokers. The loans were secured by cash collateral of $32,430,653 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $283,347 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of period                     260      $  65,671
----------------------------------------------------------
Written                               4,190        870,709
----------------------------------------------------------
Closed                               (2,080)      (541,172)
----------------------------------------------------------
Exercised                            (2,370)      (395,208)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================

NOTE 8--FUTURES CONTRACTS

On October 31, 2003, $1,250,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.
                             OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------

                        NO. OF        MONTH/        MARKET      UNREALIZED
CONTRACT               CONTRACTS    COMMITMENT      VALUE      APPRECIATION
---------------------------------------------------------------------------
Dow Jones Eurostoxx
  50                      35       Dec.-03/Long   $1,048,108     $ 56,896
---------------------------------------------------------------------------
FTSE 100 Index             8       Dec.-03/Long      582,604       14,729
---------------------------------------------------------------------------
S&P 500 Index             21       Dec.-03/Long    5,509,875      175,728
---------------------------------------------------------------------------
S&P 500/ TSE 60 Index      4       Dec.-03/Long      264,786        7,969
===========================================================================
                                                  $7,405,373     $255,322
___________________________________________________________________________
===========================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 112,776,515
------------------------------------------------------------
Temporary book/tax differences                       (79,013)
------------------------------------------------------------
Capital loss carryforward                       (451,834,426)
------------------------------------------------------------
Capital (par value and additional paid-in)       883,610,818
============================================================
Total net assets                               $ 544,473,894
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(7,770) and $79,594 on futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $339,470,549
----------------------------------------------------------
October 31, 2010                               101,042,257
----------------------------------------------------------
October 31, 2011                                11,321,620
==========================================================
Total capital loss carryforward               $451,834,426
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $385,167,710 and $505,155,230, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $116,412,403
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,707,712)
===========================================================
Net unrealized appreciation of investment
  securities                                   $112,704,691
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $460,940,212.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of disallowance of redomestication expenses, net operating losses and foreign currencies transactions on October 31, 2003, undistributed net investment income (loss) was increased by $4,167,085, undistributed net realized gains (losses) decreased by $875,168 and paid in capital decreased by $3,291,917. This reclassification had no effect on net assets of the Fund.

NOTE 12--CAPITAL STOCK INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      51,726,502    $ 670,164,581     34,069,111    $ 487,124,735
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         752,382        9,376,506      1,053,636       14,789,675
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,419,606       17,656,486      1,832,747       23,276,761
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,238,115       16,013,175      2,493,588       36,815,557
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,298,734)     (16,013,175)    (2,576,415)     (36,815,557)
==========================================================================================================================
Reacquired:
  Class A                                                     (57,392,873)    (748,142,730)   (40,176,531)    (576,875,867)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,671,639)     (45,204,252)    (7,795,399)    (107,557,019)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,977,996)     (24,553,128)    (2,644,180)     (34,868,850)
==========================================================================================================================
                                                               (9,204,637)   $(120,702,537)   (13,743,443)   $(194,110,565)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2003           2002             2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.66       $  14.58         $  24.83     $  23.43     $  17.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)         (0.11)(a)        (0.13)       (0.03)(a)    (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.33          (1.81)          (10.08)        2.77         6.12
=================================================================================================================================
    Total from investment operations                              2.25          (1.92)          (10.21)        2.74         6.02
=================================================================================================================================
Less distributions from net realized gains                          --             --            (0.04)       (1.34)       (0.50)
=================================================================================================================================
Net asset value, end of period                                $  14.91       $  12.66         $  14.58     $  24.83     $  23.43
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  17.77%        (13.17)%         (41.17)%      11.52%       34.43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $329,739       $335,954         $439,612     $796,992     $388,549
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)       1.95%            1.68%(d)     1.62%(d)     1.67%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.58)%(c)     (0.75)%          (0.66)%      (0.10)%      (0.57)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             75%            98%             134%         110%          93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $327,956,190.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers were 1.79% and 1.63% for the year ended 2001 and 2000, respectively.


                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2003           2002             2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.09       $  14.00         $  23.98     $  22.78     $  17.52
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)         (0.17)(a)        (0.24)       (0.17)(a)    (0.23)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.24          (1.74)           (9.70)        2.71         5.99
=================================================================================================================================
    Total from investment operations                              2.09          (1.91)           (9.94)        2.54         5.76
=================================================================================================================================
Less distributions from net realized gains                          --             --            (0.04)       (1.34)       (0.50)
=================================================================================================================================
Net asset value, end of period                                $  14.18       $  12.09         $  14.00     $  23.98     $  22.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  17.29%        (13.64)%         (41.50)%      10.95%       33.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $181,891       $206,189         $369,171     $806,409     $425,345
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           2.54%(c)       2.45%            2.19%(d)     2.16%(d)     2.23%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.08)%(c)     (1.25)%          (1.16)%      (0.64)%      (1.13)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             75%            98%             134%         110%          93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $183,253,282.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers were 2.30% and 2.17% for the year ended 2001 and 2000, respectively.


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.10       $  14.01       $  23.98    $  22.79       $  17.52
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)         (0.17)(a)      (0.22)      (0.17)(a)      (0.23)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.23          (1.74)         (9.71)       2.70           6.00
===============================================================================================================================
    Total from investment operations                              2.08          (1.91)         (9.93)       2.53           5.77
===============================================================================================================================
Less distributions from net realized gains                          --             --          (0.04)      (1.34)         (0.50)
===============================================================================================================================
Net asset value, end of period                                $  14.18       $  12.10       $  14.01    $  23.98       $  22.79
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  17.19%        (13.63)%       (41.46)%     10.90%         33.69%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 32,844       $ 34,778       $ 51,624    $ 88,810       $ 31,356
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.54%(c)       2.45%          2.19%(d)     2.16%(d)      2.23%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.08)%(c)     (1.25)%        (1.16)%     (0.64)%        (1.13)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             75%            98%           134%        110%            93%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $31,880,974.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers were 2.30% and 2.17% for the year ended 2001 and 2000, respectively.

NOTE 14--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors/Trustees and Shareholders of AIM Global Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (one of the funds constituting AIM International Funds, Inc., now known as AIM International Mutual Funds; hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on the financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Funds, Inc., a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003, on November 11, 2003, on November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  84,066,011      2,989,031      83,338,957**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  109,217,698      3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  116,710,545      3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  137,239,949      4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                             OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                 HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991             Director and Chairman, A I M Management             None
                                                    Group Inc. Trustee, Chairman and (financial
                                                    services holding company); and Director and
                                                    Vice President Chairman, AMVESCAP PLC and
                                                    Chairman of AMVESCAP PLC -- AIM Division
                                                    (parent of AIM and a global investment
                                                    management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); and Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP PLC --
                                                    Managed Products

-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive             Director and Chairman,
                                                    Officer, A I M Trustee and Executive Vice           INVESCO Bond Funds,
                                                    Management Group Inc. (financial services           Inc., INVESCO
                                                    holding company); President Director,               Combination Stock &
                                                    Chairman and President, A I M Advisors,             Bond Funds, Inc.,
                                                    Inc. (registered investment advisor);               INVESCO Counselor
                                                    Director, A I M Capital Management, Inc.            Series Funds, Inc.,
                                                    (registered investment advisor) and A I M           INVESCO International
                                                    Distributors, Inc. (registered broker               Funds, Inc., INVESCO
                                                    dealer); Director and Chairman, AIM                 Manager Series Funds,
                                                    Investment Services, Inc. (registered               Inc., INVESCO Money
                                                    transfer agent); and Fund Management                Market Funds, Inc.,
                                                    Company (registered broker dealer); and             INVESCO Sector Funds,
                                                    Chief Executive Officer, AMVESCAP PLC --            Inc., INVESCO Stock
                                                    AIM Division (parent of AIM and a global            Funds, Inc., INVESCO
                                                    investment management firm)                         Treasurer's Series
                                                    Formerly: Director, Chairman, President and         Funds, Inc. and
                                                    Chief Executive Officer, INVESCO Funds              INVESCO Variable
                                                    Group, Inc. and INVESCO Distributors, Inc.;         Investment Funds, Inc.
                                                    Chief Executive Officer, AMVESCAP PLC --
                                                    Managed Products; Chairman and Chief
                                                    Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.

-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant                                          None
  Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer, First
                                                    Columbia Financial Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie            Badgley Funds, Inc.
  Trustee                                                                                               (registered investment
                                                                                                        company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning &          None
                                                    Bunch Ltd., Trustee (investment banking
                                                    firm); and Director, Policy Studies, Inc.
                                                    and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director,
                                                    Boettcher & Co.; and Chairman and Managing
                                                    Partner, law firm of Davis, Graham & Stubbs
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates            ACE Limited (insurance
                                                    (technology Trustee consulting company)             company); and
                                                                                                        Captaris, Inc.
                                                                                                        (unified messaging
                                                                                                        provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private          Cortland Trust, Inc.
                                                    business Trustee corporations, including            (Chairman) (registered
                                                    the Boss Group Ltd. (private investment and         investment company);
                                                    management) and Magellan Insurance Company          Annuity and Life Re
                                                    Formerly: Director, President and Chief             (Holdings), Ltd.
                                                    Executive Officer, Volvo Group North                (insurance company)
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated
                                                    Volvo Group companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage             None
                                                    Corp.; President and Trustee Chief
                                                    Operating Officer, Mercantile-Safe Deposit
                                                    & Trust Co.; and President, Mercantile
                                                    Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First               Administaff
                                                    Century Group, Inc. Trustee (government
                                                    affairs company) and Texana Timber LP
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                          OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                              HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin                Cortland Trust, Inc.
  Trustee                                              Naftalis and Frankel LLP                         (registered investment
                                                                                                        company)
-------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services            General Chemical
  Trustee                                              (San Diego, California)                          Group, Inc.,
                                                       Formerly: Associate Justice of the               Wheelabrator
                                                       California Court of Appeals                      Technologies, Inc.
                                                                                                        (waste management
                                                                                                        company), Fisher
                                                                                                        Scientific, Inc.,
                                                                                                        Henley Manufacturing,
                                                                                                        Inc. (laboratory
                                                                                                        supplies), and
                                                                                                        California Coastal
                                                                                                        Properties, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA          None
  Trustee                                              of the USA
-------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock & Cooper            None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                          None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President, Development            None
  Trustee                                              and Operations Hines Interests Limited
                                                       Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired                                          None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President,                 N/A
  Senior Vice President                                Secretary and General Counsel, A I M
                                                       Management Group Inc. (financial
                                                       services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., A I M
                                                       Distributors, Inc. and AIM Investment
                                                       Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund
                                                       Management Company Formerly: Senior Vice
                                                       President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior
                                                       Vice President and General Counsel,
                                                       Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1991               Director, Chairman and Director of               N/A
  Senior Vice President                                Investments, A I M Capital Management,
                                                       Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.;
                                                       Director and Senior Vice President, A I
                                                       M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and
                                                       President, A I M Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1994               Managing Director and Chief Fixed Income         N/A
  Vice President                                       Officer, A I M Capital Management, Inc.;
                                                       and Vice President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research             N/A
  Vice President                                       Officer -- Fixed Income, A I M Capital
                                                       Management, Inc.; and Vice President, A
                                                       I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance              N/A
  Vice President                                       Officer, A I M Advisors, Inc. and A I M
                                                       Capital Management, Inc.; and Vice
                                                       President, AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc.,            N/A
  Vice President                                       and President, Chief Executive Officer
                                                       and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1991               Vice President and Fund Treasurer,               N/A
  Vice President and Treasurer                         A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046               Suite 100                       Suite 100                       Houston, TX 77002
                                Houston, TX 77046               Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

        DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                      AIM Developing Markets Fund
AIM Basic Balanced Fund*                AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                    AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                      AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund            AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                        AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                  AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund        AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)        AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund          INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                            TAX-FREE
AIM Libra Fund
AIM Mid Cap Basic Value Fund                       SECTOR EQUITY                     AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                                                         AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                 AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                AIM Real Estate Fund                         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund               INVESCO Advantage Health Sciences Fund
AIM Opportunities III Fund              INVESCO Energy Fund
AIM Premier Equity Fund                 INVESCO Financial Services Fund
AIM Select Equity Fund                  INVESCO Gold & Precious Metals Fund
AIM Small Cap Equity Fund(2)            INVESCO Health Sciences Fund
AIM Small Cap Growth Fund(3)            INVESCO Leisure Fund
AIM Trimark Endeavor Fund               INVESCO Multi-Sector Fund
AM Trimark Small Companies Fund         INVESCO Technology Fund
AIM Weingarten Fund                     INVESCO Utilities Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                                  AIMinvestments.com    GLG-AR-1

                                                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management               --Servicemark--
                                  Plans     Accounts

                                                   AIM INTERNATIONAL GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






               YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                    --Servicemark--                     --Servicemark--

================================================================================
AIM INTERNATIONAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:


o Unless otherwise stated, information      o Class R shares are available only to       o The unmanaged MSCI Japan Index is a
presented is as of 10/31/03 and is based    certain retirement plans. Please see the     market-value-weighted average of the
on total net assets.                        prospectus for more information. They are    performance of more than 300 securities
                                            sold at net asset value, that is, without    on the Japanese stock exchanges tracked
o AIM International Growth Fund's           up-front sales charges.                      by Morgan Stanley Capital International.
performance figures are historical, and
they reflect fund expenses, the             o International investing presents           o A direct investment cannot be made in
reinvestment of distributions, and          certain risks not associated with            an index. Unless otherwise indicated,
changes in net asset value.                 investing solely in the United States.       index results include reinvested
                                            These include risks relating to              dividends, and they do not reflect sales
o When sales charges are included in        fluctuations in the value of the U.S.        charges or fund expenses
performance figures, Class A share          dollar relative to the values of other
performance reflects the maximum 5.50%      currencies, the custody arrangements made    A DESCRIPTION OF THE POLICIES AND
sales charge, and Class B and Class C       for the fund's foreign holdings,             PROCEDURES THAT THE FUND USES TO
share performance reflects the applicable   differences in accounting, political         DETERMINE HOW TO VOTE PROXIES RELATING TO
contingent deferred sales charge (CDSC)     risks and the lesser degree of public        PORTFOLIO SECURITIES IS AVAILABLE WITHOUT
for the period involved. The CDSC on        information required to be provided by       CHARGE, UPON REQUEST, BY CALLING
Class B shares declines from 5% beginning   non-U.S. companies.                          800-959-4246, OR ON THE AIM WEB SITE,
at the time of purchase to 0% at the                                                     AIMINVESTMENTS.COM.
beginning of the seventh year. The CDSC     o The fund's investment return and
on Class C shares is 1% for the first       principal value will fluctuate, so an
year after purchase. The performance of     investor's shares, when redeemed, may be
the fund's share classes will differ due    worth more or less than their original
to different sales charge structures and    cost.
class expenses.
                                            o Industry classifications used in this
o A 2% redemption fee will be imposed on    report are generally according to the
certain redemptions or exchanges out of     Global Industry Classification Standard,
the fund within 30 days of purchase.        which was developed by and is the
Exceptions to the redemption fee are        exclusive property and a service mark of
listed in the fund's prospectus.            Morgan Stanley Capital International Inc.
                                            and Standard & Poor's.
o Effective 9/30/03, Class B shares are
not available as an investment for          o The unmanaged MSCI Europe, Australasia
retirement plans maintained pursuant to     and the Far East (the EAFE--Registered
Section 401 of the Internal Revenue Code,   Trademark--) Growth Index is a subset of
including 401(k) plans, money purchase      the unmanaged MSCI EAFE--Registered
pension plans and profit sharing plans.     Trademark-- Index, which represents the
Plans that have existing accounts           performance of foreign stocks tracked by
invested in Class B shares will continue    Morgan Stanley Capital International. The
to be allowed to make additional            Growth portion measures performance of
purchases.                                  companies with higher price/earnings
                                            ratios and higher forecasted growth
                                            values.

=======================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE           This report may be distributed only to shareholders or
                                                                to persons who have received a current prospectus of
                                                                the fund.
=======================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    Dear Fellow Shareholder in                  new policies and strengthened existing ones-- to discourage
                    The AIM Family of Funds                     harmful short-term trading. These steps include:
                    --Registered Trademark--
                                                                   o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently          o  Imposing redemption fees on additional funds we believe
GRAHAM]             about the mutual fund industry and                may be vulnerable to harmful short-term trading
                    allegations of improper activities by             activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former             or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken together,
private class or derivative actions also were filed in the      eliminate the possibility of short-term trading strategies
wake of the regulators' actions.                                that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We
   Investors are understandably concerned and frustrated        have always sought and continue to seek to make these
about these reports, and we would like to take this             judgments to the best of our abilities and in a manner that
opportunity to assure you that, based on an investigation       we believe is consistent with the best interests of our fund
conducted by an outside firm, IFG and its parent company,       shareholders. And we remain committed to being as vigilant as
AMVESCAP PLC, believe that these civil actions are without      possible in the future to identify and address any harmful
merit. IFG is contesting the charges.                           market timing investors who have the potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by          Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Although past performance is no guarantee of future results,
ongoing investigation of market timing.                         there appear to be indicators that the economy and stock
                                                                markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                 encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares. We   At AIM Investments, we have never wavered in our commitment
recognize that fund management companies have tried to deal     to helping you build solutions for your financial goals. Our
with this complex issue in various ways and believe that        company was founded on a core principle of integrity, and we
industry-wide guidance is in order. To that end, we welcome     have always worked hard to earn the trust of our
SEC Chairman William Donaldson's pledge to adopt new rules      shareholders. We are committed to doing all we can to
designed to curb market timing abuses. Comprehensive            maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of our
modifications that are fair, enforceable and, most              Client Service representatives at 800-959-4246 if you have
importantly, beneficial for investors.                          any further questions or concerns about your AIM Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps --implemented
                                                                /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                    Mark H. Williamson
                                                                Chairman and President              President and CEO
                                                                The AIM Family of Funds             AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND BENEFITS FROM STRENGTH OF                                                            statement by the International Monetary
INTERNATIONAL EQUITIES                                                                    Fund (IMF), the SARS threat has now
                                                                                          abated.
Amid signs of an improving global            conditions. In April, however,
economic environment, AIM International      international markets rallied strongly          While European stock markets posted
Growth Fund posted double-digit returns      and continued to gain momentum throughout    some of the best returns for the fiscal
for the reporting period ended October       much of the rest of the reporting period.    year, growth in the euro zone remains
31, 2003. For the fiscal year covered by     Given this environment, most markets in      weak. According to a recent report by the
this report, the fund's Class A, Class B,    Asia and Europe posted positive returns      Bank of England, there continues to be a
Class C and Class R shares returned          for the fiscal year, with emerging market    contrast between weak euro area economic
20.02%, 19.14%, 19.12%, and 19.31%           stocks generally outperforming those in      data and more promising business survey
respectively, at net asset value.            developed countries. Market returns and      indicators.
                                             economic growth, however, varied
   The fund's benchmark, the MSCI EAFE       considerably by region.                         Indeed, euro zone annualized GDP fell
Index, posted a higher return of 27.03%                                                   by 0.1% in the second quarter. German
due in part, we believe, to the fact the        In Asia, Japan's economy finally          retail sales (excluding car-related
market appeared to reward high-beta          appeared to be showing signs of a            sales) and French consumer spending on
stocks, which we were not invested in.       cyclical upswing. While structural           manufactured goods both fell in August.
Over the longer-term, however, the fund      difficulties and deflationary pressures      However, preliminary estimates indicate
continues to outperform the index. For       persisted, industrial production rose        annualized euro zone GDP rose 0.4% in the
example, as the chart below indicates,       strongly in September and exports have       third quarter and recent business surveys
since the fund's inception Class A shares    shown healthy gains for nearly a year.       offered promise. Euro-area industrial
at NAV returned 7.04%, while the MSCI        Amid this backdrop, Japanese equities        confidence increased in both August and
EAFE Index returned 5.48% over the same      rose sharply through the summer but sold     September, and the Purchasing Managers
period.                                      off late in October. Despite the decline,    Index--a survey of purchasing managers
                                             however, the MSCI Japan Index returned       that measures the general health of the
MARKET CONDITIONS                            32.94% for the fiscal year. Many emerging    manufacturing sector--increased for the
                                             Asian markets also produced positive         fourth consecutive month in October.
After a short-lived rally at the end of      returns for the reporting period after
2002, international markets largely          struggling earlier in the year with the         In monetary affairs, policy settings
declined at the beginning of 2003 amidst     SARS (severe acute respiratory syndrome)     for many major economies became more
concern over the war in Iraq and weak        epidemic. According to a September 2003      expansionary during the reporting period.
global economic                                                                           The Bank of England and the European
                                                                                          Central Bank reduced short-term interest
                                                                                          rates in 2003 leaving their benchmark
                                                                                          rates at

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 TOTAL NUMBER OF HOLDINGS**            121    TOP 10 EQUITY HOLDINGS**
SINCE INCEPTION
4/7/92-10/31/03                              TOTAL NET ASSETS             $1.6 billion     1. Teva Pharmaceutical Industries   3.1%
                                                                                              Ltd.-ADR (Israel)
               [BAR CHART]
                                                                                           2. Vodafone Group PLC               2.4
AIM INTERNATIONAL                                                                             (United Kingdom)
GROWTH FUND
CLASS A SHARES AT NAV              7.04%                                                   3. Loblaw Cos. Ltd. (Canada)        2.3

MSCI EAFE INDEX                    5.48%*                                                  4. Nitto Denko Corp. (Japan)        2.0

                                                                                           5. Suncor Energy, Inc. (Canada)     1.8

                                                                                           6. Total S.A.-Class B (France)      1.7

                                                                                           7. Imperial Tobacco Group PLC       1.7
                                                                                              (United Kingdom)

                                             *Index performance from 3/31/92-10/31/03      8. Taiwan Semiconductor             1.7
                                                                                              Manufacturing Co. Ltd. (Taiwan)
                                             The performance of the fund's Class A,
                                             Class B, Class C and Class R shares will      9. Samsung Electronics Co. Ltd.     1.6
                                             differ due to different sales charge             (South Korea)
                                             structures and class expenses.
                                                                                          10. Hoya Corp. (Japan)               1.6
===================================================================================================================================

Source: Lipper, Inc.

3.50% and 2.00%, respectively as of          while diluted earnings-per-share reached                   SHUXIN CAO
October 31, 2003. Monetary authorities in    $0.53, up 47%. In its most recent            [PHOTO OF     Mr. Cao, Chartered
many Asian countries also adopted            earnings announcement, Loblaw reported       SHUXIN        Financial Analyst, is
expansionary policies during the             basic net earnings for the third quarter     CAO]          manager of AIM
reporting period.                            of 2003, a 16.2% increase from a year                      International Growth Fund.
                                             earlier.                                     He joined AIM in 1997. Mr. Cao graduated
   On the currency front, although the                                                    from Tianjin Foreign Language Institute
U.S. dollar showed a few pockets of             Sega Corporation, however, detracted      with a B.A. in English. He also received
strength during the fiscal year, for the     from fund performance as the company         an M.B.A. from Texas A&M University and
most part, foreign currencies proved         faced delays in bringing new game titles     is a Certified Public Accountant.
stronger. In particular, the Australian      to market. As of the end of the reporting
dollar, Canadian dollar and euro showed      period, we no longer owned the stock.                      JASON T. HOLZER
strength against the dollar during the                                                    [PHOTO OF     Mr. Holzer, Chartered
reporting period appreciating 26%, 18%          Sectors that contributed most to fund     JASON T.      Financial Analyst, is
and 16%, respectively. Other notable         performance over the fiscal year included    HOLZER]       manager of AIM
currencies that gained ground on the         financials, information technology and                     International Growth Fund.
dollar included the Swiss franc, British     energy. Sectors that contributed the         Mr. Holzer joined AIM in 1996. He
pound, Japanese yen and South Korean won.    least included consumer discretionary and    received a B.A. in quantitative economics
                                             utilities.                                   and an M.S. in engineering-economic
YOUR FUND                                                                                 systems from Stanford University.
                                             IN CLOSING
As noted above, foreign currency                                                                        CLAS G. OLSSON
appreciation versus the U.S. dollar was      After a few challenging years,               [PHOTO OF     Mr. Olsson is co-lead
quite strong during the fiscal year. This    international markets began to post          CLAS G.       manager of AIM
proved favorable for the fund as we did      strong returns again in 2003. Whether        OLSSON]       International Growth Fund.
not hedge currencies. We bought              these market rallies are sustainable                       Mr. Olsson joined AIM in
securities in local currency but then        remains to be seen. However,                 1994. Mr. Olsson became a commissioned
translated that value back into U.S.         international stocks, in general,            naval officer at the Royal Swedish Naval
dollars for the fund.                        continue to trade at a discount to their     Academy in 1988. He also received a
                                             U.S. counterparts, and therefore offer       B.B.A. from The University of Texas at
   Two stocks that contributed to fund       potential diversification opportunities      Austin.
performance during the fiscal year were      beyond America soil.
Teva Pharmaceuticals, a global                                                                          BARRETT K. SIDES
pharmaceutical company based in Israel,                                                   [PHOTO OF     Mr. Sides is co-lead
and Loblaw Cos. Ltd., one of Canada's               See important fund and index          BARRETT K.    manager of AIM
largest food distributors. Teva reported          disclosures inside front cover.         SIDES]        International Growth Fund.
net income of $157 million for the third                                                                He joined AIM in 1990. Mr.
quarter, up 63% from a year ago,                                                          Sides graduated with a B.S. in economics
                                                                                          from Bucknell University. He also
                                                                                          received a master's in international
                                                                                          business from the University of St.
                                                                                          Thomas.

                                                                                          Assisted by Asia Pacific Team and
                                                                                          Europe/Canada Team

===================================================================================================================================
TOP 10 COUNTRIES**                           TOP 10 INDUSTRIES**                          FUND VS. INDEXES
                                                                                          Total returns 10/31/02-10/31/03,
 1. United Kingdom                 19.4%      1. Diversified Banks              11.1%     excluding sales charges

 2. Japan                          18.1%      2. Pharmaceuticals                 9.2      Class A Shares                    20.02%

 3. Canada                          8.7%      3. Electronic Equipment                     Class B Shares                    19.14
                                                 Manufacturers                   7.7
 4. France                          6.5%                                                  Class C Shares                    19.12
                                              4. Integrated Oil & Gas            6.8
 5. Italy                           4.3%                                                  Class R Shares                    19.31
                                              5. Wireless Telecommunication      5.0
 6. Germany                         4.3%         Services                                 MSCI EAFE Index                   27.03

 7. Switzerland                     4.0%      6. Food Retail                     4.7      Source: Lipper, Inc.

 8. Taiwan                          4.0%      7. Specialty Chemicals             3.5      [GRAPHIC]

 9. Israel                          3.1%      8. Integrated Telecommunication    3.2                    For More Information Visit
                                                 Services                                                       AIMinvestments.com
10. Sweden                          2.7%
                                              9. Automobile Manufacturers        3.1

**Excludes money market fund holdings.       10. Diversified Capital Markets     2.3

The fund's holdings are subject to
change, and there is no assurance that
the fund will continue to hold any
particular security.
===================================================================================================================================

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
4/7/92-10/31/03*

                                [MOUNTAIN CHART]

         DATE                 AIM INTERNATIONAL                MSCI
                                 GROWTH FUND                   EAFE
                                CLASS A SHARES                 INDEX
         4/7/92                  $    9450                  $   10000
       10/31/92                       9602                       9822
       10/31/93                      13189                      13501
       10/31/94                      14630                      14863
       10/31/95                      15396                      14808
       10/31/96                      17825                      16359
       10/31/97                      19864                      17116
       10/31/98                      21078                      18767
       10/31/99                      26502                      23090
       10/31/00                      27338                      22421
       10/31/01                      19691                      16831
       10/31/02                      17290                      14608
       10/31/03                  $   20756                  $   18557

Source: Lipper, Inc.

*Performance for MSCI EAFE Index measured from 3/31/92

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                In addition to fund returns as of the        CLASS R SHARES*
As of 10/31/03, including sales charges     close of the fiscal year, industry           10 Years                           4.38%
                                            regulations require us to provide average     5 Years                          -1.02
CLASS A SHARES                              annual total returns (including sales         1 Year                           17.70
Inception (4/7/92)                 6.52%    charges) for periods ended 9/30/03, the
10 Years                           4.05     most recent calendar quarter-end, which      *The returns shown for these periods are
 5 Years                          -1.42     were as follows.                             the blended returns of the historical
 1 Year                           13.40                                                  performance of the fund's Class R shares
                                            AVERAGE ANNUAL TOTAL RETURNS                 since their inception and the restated
CLASS B SHARES                              As of 9/30/03, including sales charges       historical performance of the fund's
Inception (9/15/94)                3.29%                                                 Class A shares (for the periods prior to
 5 Years                          -1.39     CLASS A SHARES                               inception of the Class R shares) at net
 1 Year                           14.14     Inception (4/7/92)                 5.98%     asset value, adjusted to reflect the
                                            10 Years                           4.02      higher Rule 12b-1 fees applicable to the
CLASS C SHARES                               5 Years                          -1.89      Class R shares. The inception date of
Inception (8/4/97)                -1.28%     1 Year                           11.81      Class A shares is 4/7/92. The inception
 5 Years                          -1.03                                                  date of the fund's Class R shares is
 1 Year                           18.12     CLASS B SHARES                               6/3/02. Calculation of blended returns as
                                            Inception (9/15/94)                2.60%     of 10/31/03 is from 10/31/93. Calculation
CLASS R SHARES*                              5 Years                          -1.86      of blended returns as of 9/30/03 is from
10 Years                           4.40%     1 Year                           12.36      9/30/93.
 5 Years                          -0.57
 1 Year                           19.31     CLASS C SHARES
                                            Inception (8/4/97)                -2.30%
                                             5 Years                          -1.49
                                             1 Year                           16.35
===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM INTERNATIONAL GROWTH FUND

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS             Please note that past performance is not
                                            For periods ended 10/31/03               indicative of future results. More
The following information has been                                                   recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (3/15/02)             1.13%    those shown. All returns assume
shareholders with a performance overview    1 Year                         20.64     reinvestment of distributions at net
specific to their holdings.                                                          asset value. Investment return and
Institutional Class shares are offered      AVERAGE ANNUAL TOTAL RETURNS             principal value will fluctuate so your
exclusively to institutional investors,     For periods ended 9/30/03                shares, when redeemed, may be worth more
including defined contribution plans        (most recent calendar quarter-end)       or less than their original cost. See
that meet certain criteria. Performance                                              full report for information on
of Institutional Class shares will          INCEPTION (3/15/02)            -2.90%    comparative benchmarks. If you have
differ from performance of Class A          1 Year                         18.88     questions, please consult your fund
shares due to differing sales charges                                                prospectus or call 800-451-4246. A I M
and class expenses.                                                                  Distributors, Inc.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

         YOUR GOALS. OUR SOLUTIONS.       [AIM INVESTMENTS LOGO APPEARS HERE]
             --Servicemark--                         --Servicemark--

AIMinvestments.com      IGR-INS-1 10/03

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-96.61%

AUSTRALIA-1.54%

Amcor Ltd. (Paper Packaging)                    1,037,900   $    6,243,877
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                       1,814,700       15,052,628
--------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03; Cost
  $1,630,929)(a)                                1,404,000        3,299,021
==========================================================================
                                                                24,595,526
==========================================================================

AUSTRIA-0.58%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                         84,231        9,280,587
==========================================================================

BRAZIL-0.51%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       386,300        8,189,560
==========================================================================

CANADA-8.70%

Bombardier Inc.-Class B (Aerospace & Defense)   1,193,200        5,357,409
--------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)         232,300       13,962,666
--------------------------------------------------------------------------
CP Railway Ltd. (Railroads)                       616,100       17,265,753
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-10/10/01; Cost $24,025,835)(a)         751,300       36,382,636
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      458,700       13,915,813
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               357,500       14,405,745
--------------------------------------------------------------------------
Royal Bank of Canada (Diversified Banks)          182,090        8,766,836
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)      1,362,800       28,620,350
==========================================================================
                                                               138,677,208
==========================================================================

DENMARK-0.84%

A P Moller-Maersk A.S.-Class B (Marine)             1,709       13,369,873
==========================================================================

FRANCE-6.54%

BNP Paribas S.A. (Diversified Banks)              277,988       14,555,991
--------------------------------------------------------------------------
Carrefour S.A. (Hypermarkets & Super Centers)     164,335        8,597,284
--------------------------------------------------------------------------
France Telecom S.A. (Integrated
  Telecommunication Services)(b)                  314,138        7,576,672
--------------------------------------------------------------------------
Lagardere S.C.A. (Publishing)                     104,014        5,213,819
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)        147,478       14,180,209
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)           288,067       18,988,168
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)              103,072        7,629,900
--------------------------------------------------------------------------
Total S.A.-Class B (Integrated Oil & Gas)         177,249       27,453,170
==========================================================================
                                                               104,195,213
==========================================================================

GERMANY-4.31%

Altana A.G. (Pharmaceuticals)                     220,684       13,858,861
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
GERMANY-(CONTINUED)

Continental A.G. (Tires & Rubber)                 253,900   $    8,588,609
--------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)        148,168        8,208,074
--------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)(b)                  754,304       11,840,308
--------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Super Centers)         213,683        8,708,495
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $8,769,073)(a)                                   63,102        9,172,652
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)        122,689        8,243,486
==========================================================================
                                                                68,620,485
==========================================================================

HONG KONG-2.38%

Cathay Pacific Airways Ltd. (Airlines)          5,189,000        9,922,820
--------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                       801,000        6,678,782
--------------------------------------------------------------------------
China Merchants Holdings International Co.
  Ltd. (Industrial Conglomerates)               1,818,000        2,458,149
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     152,800        5,752,920
--------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)                                  933,000        7,238,752
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                       688,000        5,825,178
==========================================================================
                                                                37,876,601
==========================================================================

HUNGARY-0.57%

OTP Bank Rt. (Diversified Banks)(b)               748,200        9,117,492
==========================================================================

INDIA-1.42%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                    228,736        2,624,004
--------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)                                 191,172       20,000,717
==========================================================================
                                                                22,624,721
==========================================================================

IRELAND-0.91%

Angloz Irish Bank Corp. PLC (Diversified
  Banks)                                        1,208,700       14,464,257
==========================================================================

ISRAEL-3.07%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               859,100       48,874,199
==========================================================================

ITALY-4.34%

Banca Intesa S.p.A. (Diversified Banks)         2,656,700        8,925,197
--------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)                           1,119,180       17,243,637
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)               1,143,649       18,097,590
--------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)       1,188,600       11,965,554
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
ITALY-(CONTINUED)

UniCredito Italiano S.p.A. (Diversified
  Banks)                                        2,616,100   $   12,849,833
==========================================================================
                                                                69,081,811
==========================================================================

JAPAN-18.10%

Canon Inc. (Office Electronics)                   410,000       19,850,746
--------------------------------------------------------------------------
Daiwa House Industry Co., Ltd. (Homebuilding)     593,000        6,400,601
--------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                 252,200       15,171,478
--------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                       170,000        5,012,741
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment Manufacturers)                        173,700       21,356,816
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)                                  276,600       25,047,051
--------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   724,000       15,352,384
--------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)                                         2,210       12,007,372
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)                                   95,200       20,949,545
--------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)                                  175,900       17,048,917
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                1,863,300       20,891,751
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           596,700       31,333,810
--------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                269,000       10,600,382
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              471,000        8,937,341
--------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)                                      237,300        8,832,881
--------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               338,400       11,980,124
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     342,000        9,742,082
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(b)        331,900        9,152,321
--------------------------------------------------------------------------
Yamaha Corp. (Leisure Products)                   264,000        5,321,806
--------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               534,000       13,413,178
==========================================================================
                                                               288,403,327
==========================================================================

MEXICO-2.22%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           649,100       15,448,580
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Diversified Banks)(b)               10,436,700        8,893,381
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (Hypermarkets & Super Centers)                4,251,000       11,110,196
==========================================================================
                                                                35,452,157
==========================================================================

NETHERLANDS-2.39%

ABN AMRO Holding N.V. (Diversified Banks)         397,900        8,320,098
--------------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              637,479        8,330,140
--------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                      732,500        3,717,121
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
NETHERLANDS-(CONTINUED)

Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunication Services)(b)                1,684,959   $   12,765,692
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                          184,880        4,966,700
==========================================================================
                                                                38,099,751
==========================================================================

NORWAY-0.79%

Telenor A.S.A. (Integrated Telecommunication
  Services)                                     2,321,602       12,573,385
==========================================================================

SINGAPORE-1.38%

Keppel Corp. Ltd. (Industrial Conglomerates)    2,300,000        7,867,203
--------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)                947,000        6,587,353
--------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified Banks)     960,000        7,505,605
==========================================================================
                                                                21,960,161
==========================================================================

SOUTH KOREA-2.64%

Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(b)                                      305,000        4,097,592
--------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)                  323,360       11,803,255
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                         65,700       26,091,255
==========================================================================
                                                                41,992,102
==========================================================================

SPAIN-2.28%

Banco Popular Espanol S.A. (Diversified
  Banks)                                          305,845       15,848,114
--------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)         1,181,716       20,534,383
==========================================================================
                                                                36,382,497
==========================================================================

SWEDEN-2.72%

AB SKF-Class B (Industrial Machinery)             135,100        4,759,289
--------------------------------------------------------------------------
Atlas Copco A.B.-Class A (Industrial
  Machinery)                                      234,200        8,190,588
--------------------------------------------------------------------------
ForeningsSparbanken A.B. (Diversified Banks)      484,700        8,042,554
--------------------------------------------------------------------------
Tele2 A.B.-Class B (Integrated
  Telecommunication Services)(b)                  117,500        5,886,473
--------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
  (Communications Equipment)                    4,463,292        7,633,746
--------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)                       314,900        8,762,071
==========================================================================
                                                                43,274,721
==========================================================================

SWITZERLAND-3.97%

Credit Suisse Group (Diversified Capital
  Markets)                                        536,212       18,821,825
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               27,119        5,948,214
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              146,575       12,083,361
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                      164,689        8,791,031
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)            286,398       17,520,618
==========================================================================
                                                                63,165,049
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TAIWAN-3.96%

Compal Electronics Inc. (Computer Hardware)     5,778,880   $    8,771,362
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment Manufacturers)          2,785,960       12,480,575
--------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)                    703,000        7,251,695
--------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)        3,031,000        8,263,115
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)                             13,305,513       26,273,780
==========================================================================
                                                                63,040,527
==========================================================================

UNITED KINGDOM-19.42%

AstraZeneca PLC (Pharmaceuticals)                 514,875       24,153,849
--------------------------------------------------------------------------
Barclays PLC (Diversified Banks)                1,676,680       14,122,937
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    4,458,290       13,940,654
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 311,400        4,462,217
--------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              426,000        5,461,815
--------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)             530,470       11,345,892
--------------------------------------------------------------------------
GUS PLC (Catalog Retail)                        1,250,290       15,256,739
--------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         375,300        8,768,829
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)            1,607,620       26,619,287
--------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)        1,686,995        8,077,012
--------------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                          401,860        9,868,738
--------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(b)                                 11,905,490       12,913,552
--------------------------------------------------------------------------
Next PLC (Department Stores)                    1,019,420       20,387,014
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)      1,100,240       23,122,116
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(b)                            673,350        5,095,429
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       3,075,235       24,404,760
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         5,919,043       23,699,641
--------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      218,700        4,424,148
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Vodafone Group PLC (Wireless
  Telecommunication Services)                  18,480,590   $   38,759,619
--------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                       3,812,970       14,475,376
==========================================================================
                                                               309,359,624
==========================================================================

UNITED STATES OF AMERICA-1.03%

Autoliv, Inc.-SDR (Auto Parts & Equipment)        251,000        8,233,500
--------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care
  Equipment)(b)                                     8,900        8,140,406
==========================================================================
                                                                16,373,906
==========================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,206,227,506)                                  1,539,044,740
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost $0)    INR   1,100,000            1,558
==========================================================================
TOTAL INVESTMENTS-96.61% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,206,227,506)                                            1,539,046,298
==========================================================================

                                                 SHARES

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.69%

STIC Liquid Assets Portfolio(c)(d)             42,838,030       42,838,030
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $42,838,030)                                        42,838,030
==========================================================================
TOTAL INVESTMENTS-99.30% (Cost
  $1,249,065,536)                                            1,581,884,328
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.70%                             11,118,235
==========================================================================
NET ASSETS-100.00%                                          $1,593,002,563
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
INR   - Indian Rupee
SDR   - Swedish Depository Receipt
Sec.  - Secured

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $48,854,309, which represented 3.07% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $1,206,227,506)*                            $1,539,046,298
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $42,838,030)                              42,838,030
------------------------------------------------------------
Foreign currencies, at value (cost
  $39,494,059)                                    39,394,759
------------------------------------------------------------
Cash                                              14,454,167
------------------------------------------------------------
Receivables for:
  Investments sold                                20,287,918
------------------------------------------------------------
  Capital stock sold                               3,280,743
------------------------------------------------------------
  Dividends and interest                           3,469,334
------------------------------------------------------------
  Amount due from advisor                             15,290
------------------------------------------------------------
Investment for deferred compensation plan             88,383
------------------------------------------------------------
Other assets                                         185,212
============================================================
     Total assets                              1,663,060,134
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           14,808,329
------------------------------------------------------------
  Capital stock reacquired                         9,828,142
------------------------------------------------------------
  Deferred compensation plan                          88,383
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       42,838,030
------------------------------------------------------------
Accrued distribution fees                            676,640
------------------------------------------------------------
Accrued directors' fees                               98,268
------------------------------------------------------------
Accrued transfer agent fees                        1,257,312
------------------------------------------------------------
Accrued operating expenses                           462,467
============================================================
     Total liabilities                            70,057,571
============================================================
Net assets applicable to shares outstanding   $1,593,002,563
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)    $1,787,466,539
------------------------------------------------------------
Undistributed net investment income                1,385,424
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (528,589,622)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              332,740,222
============================================================
                                              $1,593,002,563
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,117,420,019
____________________________________________________________
============================================================
Class B                                       $  360,671,403
____________________________________________________________
============================================================
Class C                                       $  113,964,516
____________________________________________________________
============================================================
Class R                                       $      867,405
____________________________________________________________
============================================================
Institutional Class                           $       79,220
____________________________________________________________
============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     480,000,000
------------------------------------------------------------
  Outstanding                                     73,387,899
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     25,188,905
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      7,951,939
____________________________________________________________
============================================================
Class R:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                         57,282
____________________________________________________________
============================================================
Institutional Class:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                          5,155
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        15.23
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $15.23 divided by
       94.50%)                                $        16.12
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        14.32
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        14.33
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        15.14
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        15.37
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $38,847,584 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,554,080)      $ 27,094,609
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       803,434
--------------------------------------------------------------------------
Interest                                                            79,655
--------------------------------------------------------------------------
Securities lending                                               1,001,326
==========================================================================
     Total investment income                                    28,979,024
==========================================================================


EXPENSES:

Advisory fees                                                   14,723,373
--------------------------------------------------------------------------
Administrative services fees                                       387,366
--------------------------------------------------------------------------
Custodian fees                                                   1,354,320
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        3,330,664
--------------------------------------------------------------------------
  Class B                                                        3,602,319
--------------------------------------------------------------------------
  Class C                                                        1,092,583
--------------------------------------------------------------------------
  Class R                                                            2,950
--------------------------------------------------------------------------
Transfer agent fees                                              6,313,971
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              65
--------------------------------------------------------------------------
Directors' fees                                                     36,990
--------------------------------------------------------------------------
Other                                                            1,128,604
==========================================================================
     Total expenses                                             31,973,205
==========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                    (1,251,776)
==========================================================================
     Net expenses                                               30,721,429
==========================================================================
Net investment income (loss)                                    (1,742,405)
==========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         46,644,664
--------------------------------------------------------------------------
  Foreign currencies                                             3,194,368
--------------------------------------------------------------------------
  Futures contracts                                                593,783
==========================================================================
                                                                50,432,815
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        262,645,749
--------------------------------------------------------------------------
  Foreign currencies                                                 7,957
==========================================================================
                                                               262,653,706
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            313,086,521
==========================================================================
Net increase in net assets resulting from operations          $311,344,116
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (1,742,405)   $   (8,846,063)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                      50,432,815      (221,331,772)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, and foreign currencies                           262,653,706        52,979,939
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  311,344,116      (177,197,896)
==============================================================================================
Share transactions-net:
  Class A                                                       (206,630,297)     (212,077,269)
----------------------------------------------------------------------------------------------
  Class B                                                       (101,031,208)     (148,436,124)
----------------------------------------------------------------------------------------------
  Class C                                                        (20,132,725)      (35,844,117)
----------------------------------------------------------------------------------------------
  Class R                                                            636,461            49,318
----------------------------------------------------------------------------------------------
  Institutional Class                                                 (8,827)           80,835
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (327,166,596)     (396,227,357)
==============================================================================================
    Net increase (decrease) in net assets                        (15,822,480)     (573,425,253)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,608,825,043     2,182,250,296
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,385,424 and $(168,216) for 2003 and 2002,
    respectively)                                             $1,593,002,563    $1,608,825,043
______________________________________________________________________________________________
==============================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES


AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective November 25, 2003, the Fund redomesticated as a series portfolio of a newly formed Delaware statutory trust, AIM International Mutual Funds.


    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.


    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $555,986. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $670,300 for Class A, Class B, Class C and Class R shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $387,366 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $2,406,157 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $3,330,664, $3,602,319, $1,092,583 and $2,950, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $85,350 in front-end sales commissions from the sale of Class A shares and $1,104,821, $142, $36,471 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $24,533 and reductions in custodian fees of $957 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $25,490.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director of the Company who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $4,784 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A member of that firm is a Director of the Company.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $38,847,584 were on loan to brokers. The loans were secured by cash collateral of $42,838,030 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $1,001,326 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                 $    1,573,558
------------------------------------------------------------
Unrealized appreciation -- investments           330,833,847
------------------------------------------------------------
Temporary book/tax differences                      (188,136)
------------------------------------------------------------
Capital loss carryforward                       (526,683,245)
------------------------------------------------------------
Capital (par value and additional paid-in)     1,787,466,539
============================================================
Total net assets                              $1,593,002,563
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(78,570).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2008                              $  8,427,649
----------------------------------------------------------
October 31, 2009                               296,794,208
----------------------------------------------------------
October 31, 2010                               221,461,388
==========================================================
Total capital loss carryforward               $526,683,245
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $1,136,347,378 and $1,406,098,946 respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $337,542,565
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (6,630,148)
===========================================================
Net unrealized appreciation of investment
  securities                                   $330,912,417
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,250,971,911.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and capital loss limitations, on October 31, 2003, undistributed net investment income was increased by $3,296,045, undistributed net realized gains decreased by $3,622,479 and paid in capital increased by $326,434. This reclassification had no effect on net assets of the Fund.


NOTE 10--CAPITAL STOCK INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                           2003                               2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      360,002,923    $ 4,667,044,231     368,401,191    $ 5,196,926,844
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,810,130         22,361,870       3,311,442         44,849,213
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       18,493,883        227,638,038      15,573,890        203,220,053
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                       1,257,373         16,539,372           3,845             49,318
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 --                 --           5,818             80,835
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        2,013,886         26,283,106         660,780          9,377,577
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (2,133,943)       (26,283,106)       (698,495)        (9,377,577)
================================================================================================================================
Reacquired:
  Class A                                                     (374,808,645)    (4,899,957,634)   (380,070,713)    (5,418,381,690)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (7,880,064)       (97,109,972)    (13,644,671)      (183,907,760)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (20,026,701)      (247,770,763)    (18,116,304)      (239,064,170)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                      (1,203,936)       (15,902,911)             --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               (663)            (8,827)             --                 --
================================================================================================================================
                                                               (22,475,757)   $  (327,166,596)    (24,573,217)   $  (396,227,357)
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2003               2002               2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    12.69         $    14.45         $    21.60    $    21.73    $    17.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             0.01(a)           (0.03)(a)          (0.01)         0.08(a)      (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        2.53              (1.73)             (5.66)         0.72          4.49
=================================================================================================================================
    Total from investment operations                       2.54              (1.76)             (5.67)         0.80          4.46
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --                 --                 --            --         (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --                 --              (1.48)        (0.93)        (0.21)
=================================================================================================================================
    Total distributions                                      --                 --              (1.48)        (0.93)        (0.32)
=================================================================================================================================
Net asset value, end of period                       $    15.23         $    12.69         $    14.45    $    21.60    $    21.73
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           20.02%            (12.18)%           (27.96)%        3.16%        25.73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,117,420         $1,093,344         $1,404,269    $2,325,636    $2,058,419
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements              1.74%(c)           1.70%              1.57%         1.44%         1.48%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements           1.82%(c)           1.74%              1.61%         1.48%         1.52%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                               0.09%(c)          (0.21)%            (0.04)%        0.30%        (0.14)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%                77%                85%           87%           86%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,110,221,314.


                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.02       $  13.78       $  20.81    $  21.11       $  17.13
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)      (0.12)(a)      (0.13)      (0.11)(a)      (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.38          (1.64)         (5.42)       0.74           4.36
===============================================================================================================================
    Total from investment operations                              2.30          (1.76)         (5.55)       0.63           4.19
===============================================================================================================================
Less distributions from net realized gains                          --             --          (1.48)      (0.93)         (0.21)
===============================================================================================================================
Net asset value, end of period                                $  14.32       $  12.02       $  13.78    $  20.81       $  21.11
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  19.14%        (12.77)%       (28.48)%      2.42%         24.72%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $360,671       $401,288       $612,125    $997,843       $887,106
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     2.44%(c)       2.40%          2.27%       2.18%          2.27%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.52%(c)       2.44%          2.31%       2.22%          2.31%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.61)(c)      (0.91)%        (0.75)%     (0.44)%        (0.93)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             77%            77%            85%         87%            86%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $360,231,865.


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.03       $  13.79       $  20.82    $  21.13       $  17.14
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)      (0.12)(a)      (0.13)      (0.11)(a)      (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.38          (1.64)         (5.42)       0.73           4.37
===============================================================================================================================
    Total from investment operations                              2.30          (1.76)         (5.55)       0.62           4.20
===============================================================================================================================
Less distributions from net realized gains                          --             --          (1.48)      (0.93)         (0.21)
===============================================================================================================================
Net asset value, end of period                                $  14.33       $  12.03       $  13.79    $  20.82       $  21.13
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  19.12%        (12.76)%       (28.47)%      2.37%         24.76%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $113,965       $114,070       $165,857    $253,998       $118,208
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     2.44%(c)       2.40%          2.27%       2.18%          2.27%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.52%(c)       2.44%          2.31%       2.22%          2.31%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.61)(c)      (0.91)%        (0.75)%     (0.44)%        (0.93)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             77%            77%            85%         87%            86%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $109,258,326.


                                                                           CLASS R
                                                              ----------------------------------
                                                                                   JUNE 3, 2002
                                                                                   (DATE SALES
                                                              YEAR ENDED           COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                2003                  2002
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.69                $ 15.27
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)               (0.02)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.44                  (2.56)
================================================================================================
    Total from investment operations                              2.45                  (2.58)
================================================================================================
Net asset value, end of period                                  $15.14                $ 12.69
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  19.31%                (16.90)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  867                $    49
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.94%(c)               1.89%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.02%(c)               1.93%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets      (0.11)(c)              (0.40)(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                          77%                    77%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $589,989.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 MARCH 15, 2002
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2003                 2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.73              $ 15.09
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.09(a)              0.03(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.55                (2.39)
===============================================================================================
    Total from investment operations                              2.64                (2.36)
===============================================================================================
Net asset value, end of period                                  $15.37              $ 12.73
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                  20.74%              (15.64)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   79              $    74
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.17%(c)             1.16%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  1.21%(c)             1.20%(d)
===============================================================================================
Ratio of net investment income to average net assets              0.66%(c)             0.33%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          77%                  77%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $73,309.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors/Trustees
and Shareholders of AIM International Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund (one of the funds constituting AIM International Funds, Inc., now known as AIM International Mutual Funds; hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on the financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003
Houston, Texas

PROXY RESULTS (UNAUDITED)


A Special Meeting of Shareholders of AIM International Funds, Inc., a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003, on November 11, 2003, on November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  84,066,011      2,989,031      83,338,957**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

                                                                                      VOTES         WITHHELD/
      MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  109,217,698      3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  116,710,545      3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

                                                                                       VOTES         WITHHELD/
      MATTER                                                         VOTES FOR        AGAINST       ABSTENTIONS
---------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  137,239,949      4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND         TRUSTEE AND/
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                        OTHER DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946   1991          Director and Chairman, A I M Management Group Inc.             None
  Trustee, Chairman and                       (financial services holding company); and Director and Vice
  President                                   Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                              Division (parent of AIM and a global investment management firm)
                                              Formerly: President and Chief Executive Officer, A I M
                                              Management Group Inc.; Director, Chairman and President,
                                              A I M Advisors, Inc. (registered investment advisor); and
                                              Director and Chairman, A I M Capital Management, Inc.
                                              (registered investment advisor), A I M Distributors, Inc.
                                              (registered broker dealer), AIM Investment Services, Inc.,
                                              (registered transfer agent), and Fund Management Company
                                              (registered broker dealer); and Chief Executive Officer,
                                              AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 195  2003          Director, President and Chief Executive Officer, A I M         Director and Chairman,
  Trustee and Executive Vice                  Management Group Inc. (financial services holding company);    INVESCO Bond Funds,
  President                                   Director, Chairman and President, A I M Advisors, Inc.         Inc., INVESCO
                                              (registered investment advisor); Director, A I M Capital       Combination Stock &
                                              Management, Inc. (registered investment advisor) and A I M     Bond Funds, Inc.,
                                              Distributors, Inc. (registered broker dealer); Director and    INVESCO Counselor
                                              Chairman, AIM Investment Services, Inc. (registered transfer   Series Funds, Inc.,
                                              agent); and Fund Management Company (registered broker         INVESCO International
                                              dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM      Funds, Inc., INVESCO
                                              Division (parent of AIM and a global investment management     Manager Series Funds,
                                              firm)                                                          Inc., INVESCO Money
                                              Formerly: Director, Chairman, President and Chief Executive    Market Funds, Inc.,
                                              Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,   INVESCO Sector Funds,
                                              Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed         Inc., INVESCO Stock
                                              Products; Chairman and Chief Executive Officer of              Funds, Inc., INVESCO
                                              NationsBanc Advisors, Inc.; and Chairman of NationsBanc        Treasurer's Series
                                              Investments, Inc.                                              Funds, Inc. and
                                                                                                             INVESCO Variable
                                                                                                             Investment Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936       2003          Consultant                                                     None
  Trustee
                                              Formerly: President and Chief Executive Officer, AMC Cancer
                                              Research Center; and Chairman and Chief Executive Officer,
                                              First Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939       2001          Of Counsel, law firm of Baker & McKenzie                       Badgley Funds, Inc.
  Trustee                                                                                                    (registered investment
                                                                                                             company)
------------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942     2003          Co-President and Founder, Green, Manning & Bunch Ltd.,         None
  Trustee                                     (investment banking firm); and Director, Policy Studies,
                                              Inc. and Van Gilder Insurance Corporation
                                              Formerly: General Counsel and Director, Boettcher & Co.; and
                                              Chairman and Managing Partner, law firm of Davis, Graham &
                                              Stubbs
------------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944     1992          Chairman, Crockett Technology Associates (technology           ACE Limited (insurance
  Trustee                                     consulting company)                                            company); and
                                                                                                             Captaris, Inc.
                                                                                                             (unified messaging
                                                                                                             provider)
------------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941      2000          Director of a number of public and private business            Cortland Trust, Inc.
  Trustee                                     corporations, including the Boss Group Ltd. (private           (Chairman) (registered
                                              investment and management) and Magellan Insurance Company      investment company);
                                              Formerly: Director, President and Chief Executive Officer,     Annuity and Life Re
                                              Volvo Group North America, Inc.; Senior Vice President, AB     (Holdings), Ltd.
                                              Volvo; and director of various affiliated Volvo Group          (insurance company)
                                              companies
------------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935   1998          Formerly: Chairman, Mercantile Mortgage Corp.; President and   None
  Trustee                                     Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                              Co.; and President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952        1997          Chief Executive Officer, Twenty First Century Group, Inc.      Administaff
  Trustee                                     (government affairs company) and Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND          TRUSTEE AND/      PRINCIPAL OCCUPATION(S)                                     OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST  OR OFFICER SINCE  DURING PAST 5 YEARS                                         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937        1991             Partner, law firm of Kramer Levin Naftalis and Frankel LLP   Cortland Trust, Inc.
  Trustee                                                                                                      (registered
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933     2003             Chairman, Lawsuit Resolution Services (San Diego,            General Chemical
  Trustee                                         California)                                                  Group, Inc.,
                                                  Formerly: Associate Justice of the California Court of       Wheelabrator
                                                  Appeals                                                      Technologies, Inc.
                                                                                                               (waste management
                                                                                                               company), Fisher
                                                                                                               Scientific, Inc.,
                                                                                                               Henley
                                                                                                               Manufacturing, Inc.
                                                                                                               (laboratory
                                                                                                               supplies), and
                                                                                                               California Coastal
                                                                                                               Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950     1998             Formerly: Chief Executive Officer, YWCA of the USA           None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942       1991             Partner, law firm of Pennock & Cooper                        None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935        2001             Retired                                                      None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939         1991             Executive Vice President, Development and Operations Hines   None
  Trustee                                         Interests Limited Partnership (real estate development
                                                  company)
------------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942   2003             Retired                                                      None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956     2003             Director, Senior Vice President, Secretary and General       N/A
  Senior Vice President                           Counsel, A I M Management Group Inc. (financial services
                                                  holding company) and A I M Advisors, Inc.; Vice President,
                                                  A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                  AIM Investment Services, Inc.; and Director, Vice President
                                                  and General Counsel, Fund Management Company
                                                  Formerly: Senior Vice President and General Counsel, Liberty
                                                  Financial Companies, Inc.; and Senior Vice President and
                                                  General Counsel, Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          1991           Director, Chairman and Director of Investments, A I M        N/A
  Senior Vice President                           Capital Management, Inc.; Director and Executive Vice
                                                  President, A I M Management Group Inc.; Director and Senior
                                                  Vice President, A I M Advisors, Inc.; and Director, A I M
                                                  Distributors, Inc. and AMVESCAP PLC
                                                  Formerly: Chief Executive Officer and President, A I M
                                                  Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley(5) -- 1948       1994           Managing Director and Chief Fixed Income Officer, A I M      N/A
  Vice President                                  Capital Management, Inc.; and Vice President, A I M
                                                  Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           2002           Managing Director and Chief Research Officer -- Fixed        N/A
  Vice President                                  Income, A I M Capital Management, Inc.; and Vice President,
                                                  A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          1992           Vice President and Chief Compliance Officer, A I M Advisors,  N/A
  Vice President                                  Inc. and A I M Capital Management, Inc.; and Vice President,
                                                  AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       1999           Vice President, A I M Advisors, Inc., and President, Chief   N/A
  Vice President                                  Executive Officer and Chief Investment Officer, A I M
                                                  Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           1991           Vice President and Fund Treasurer, A I M Advisors, Inc.      N/A
  Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046               Suite 100                       Suite 100                       Houston, TX 77002
                                Houston, TX 77046               Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

          DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

                                                AIMinvestments.com      IGR-AR-1

                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management               --Servicemark--
                               Plans    Accounts

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM International Mutual Funds (the "Company"), including the Principal Executive Officer (PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Company's disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Company's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Company's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Company on Form N-CSR is recorded, processed, summarized and reported with in the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Company is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Company's last fiscal half-year (the Company's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

ITEM 10. EXHIBITS. CODE OF ETHICS.

(a)(1)   Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AIM International Mutual Funds
           -------------------------------

By:    /s/ ROBERT H. GRAHAM
       -----------------------------------
       Robert H. Graham
       Principal Executive Officer


Date:  December 18, 2003
       -----------------------------------


By:    /s/ DANA R. SUTTON
       -----------------------------------
       Dana R. Sutton
       Principal Financial Officer



Date:  December 18, 2003
       -----------------------------------

                                  EXHIBIT INDEX


10(a)(1) Code of Ethics

10(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.